UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-09813

Scout Funds
(Exact name of registrant as specified in charter)

928 Grand Boulevard

Kansas City, MO 64106
(Address of principal executive offices)

Scout Investments, Inc.

928 Grand Boulevard

Kansas City, MO 64106
(Name and address of agent for service)

Registrant's telephone number, including area code: (877) 726-8842

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

EXPLANATORY NOTE - This Form N-CSR/A for Scout Funds (the “Registrant”) is being filed solely to reflect changes to the annual report for the fiscal year ended June 30, 2014 for the Scout Unconstrained Bond Fund. The annual report for the other series of the Registrant are contained in the Form N-CSR filed on September 8, 2014 (Accession Number 0001144204-14-054846) and are not amended or modified in any way by this Form N-CSR/A. The Registrant is filing this Form N-CSR/A to amend the since inception performance of the Class Y shares of the Scout Unconstrained Bond Fund and the Lipper Alternative Credit Focus Funds Index, the Scout Unconstrained Bond Fund’s secondary benchmark index, in the Comparative Rates of Return table on page 48 of the Scout Funds’ Annual Report to shareholders in Item 1 of the Form N-CSR. This Form N-CSR/A also updates Item 11 “Controls and Procedures” and Item 12 “Exhibits” with respect to the Scout Unconstrained Bond Fund as required. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures or information contained therein in any way.

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Annual Report
June 30, 2014

International & Global Funds
Scout International Fund (UMBWX)
Scout Emerging Markets Fund (SEMFX)
Scout Global Equity Fund (SCGLX)

Domestic Equity Funds
Scout Equity Opportunity Fund (SEOFX)
Scout Mid Cap Fund (UMBMX)
Scout Small Cap Fund (UMBHX)

Fixed Income Funds
Scout Low Duration Bond Fund (SCLDX)
Scout Core Bond Fund
Institutional Class (SCCIX)
Class Y (SCCYX)
Scout Core Plus Bond Fund
Institutional Class (SCPZX)
Class Y (SCPYX)
Scout Unconstrained Bond Fund
Institutional Class (SUBFX)
Class Y (SUBYX)

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Table of Contents

International Fund	2

Emerging Markets Fund	7

Global Equity Fund	11

Equity Opportunity Fund	16

Mid Cap Fund	20

Small Cap Fund	25

Low Duration Bond Fund	29

Core Bond Fund	35

Core Plus Bond Fund	40

Unconstrained Bond Fund	46

Statements of Assets and Liabilities	52

Statements of Operations	56

Statements of Changes in Net Assets	58

Financial Highlights	61

Notes to Financial Statements	70

Report of Independent Registered Public Accounting Firm	82

Expense Examples	83

Other Information	84

Trustees and Officers	85

Glossary of Investment Terms	87

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

JUNE 30, 2014	1

International Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout International Fund seeks long-term growth of capital and income by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States.

Market Review

During the last 12 months, global markets generally moved higher as worldwide economic recoveries took hold in both developed and emerging markets. For the trailing 12-months ended June 30, 2014, the MSCI EAFE Index returned 23.57%, while the Scout International Fund returned 14.30%.

Many economies struggled to find sustained growth, even as large central banks maintained easy monetary policies. Japan’s quantitative easing, which was conducted at a much higher level than other developed markets, was bolstered by fiscal stimulus and may be further reinforced by structural changes, although these still have not materialized.

The longest holdout to implement quantitative easing has been the European Central Bank (ECB), which has taken a more cautious but targeted approach to monetary policy. Although the Eurozone officially exited a recession at the beginning of the fiscal year, the region continues to struggle to achieve strong sustained growth.

Emerging markets were volatile during the last 12 months. Many emerging market currencies experienced downward pressure during the second half of 2013, as the Federal Reserve announced plans to taper its bond purchases, and investors became more cautious. However, emerging markets rallied and have outperformed developed markets during the first 6 months of 2014.

Portfolio Review

While the Fund provided investors with a solid absolute return, its underperformance against the benchmark could be attributed, in part, to the Fund’s exposure in emerging markets. In addition, the Fund’s holdings in Italy and Spain failed to keep pace with the Index’s allocations to these countries, each of which experienced returns in excess of 50% during the time period.

On a country basis, the Fund’s best returns compared to the benchmark came from Canadian and Taiwanese holdings. Canada has benefitted from the returns of Canadian Natural Resources and Magna International, Inc. Magna, the largest auto parts maker in Canada, surged along with many other North American and European auto parts companies in the past year. Rising demand for new technologies that provide key improvements, for example fuel efficiency, boosted sales for suppliers like Magna. And Canadian Natural Resources had an increase in revenue due to higher oil and gas prices, even though its output remained unchanged.

The Fund’s holdings in the information technology sector have provided the greatest return relative to the benchmark. Largan Precision Co. LTD led this sector within the Fund over the past year. As a component manufacturer for smartphones, Largan benefited from increased demand for its products as new models were introduced.

The Fund’s holdings in the United Kingdom and France lagged the benchmark. Dassault Systemes was one of the relative drags on the Fund during the past year. The French company suffered from poor demand in the aerospace and industrial segments of their business. However, we believe the company is well positioned long-term as it increases its penetration into new industries such as consumer goods.

Within the United Kingdom, the Fund had mixed results from its holdings in the financials sector. While experiencing some of the best returns from insurance companies like Prudential PLC, some holdings, for example Barclays PLC, lagged. Barclays first underperformed as a result of its financial reports, which disappointed investors. This was primarily a result of its restructuring program and a necessary increase in compensation costs. Barclays was also negatively impacted by accusations of fraud in relation to its dark pool trading platform. We continue to hold a position in Barclays based on attractive valuation and confidence in our long-term thesis for the company. Prudential’s performance can be partially attributed to changes in U.K. pension and savings regulations and the market’s confidence in the company’s emerging market exposure and U.S.-based business.

2	SCOUT FUNDS ANNUAL REPORT

Outlook

Outside the United States, we see a relatively slow global growth environment with continued accommodative monetary policies taking hold. Within Europe, questions remain as to whether recent policy actions will be decisive enough to stave off the threat of a Japanese-style bout of deflation. While we watch the impact from the ECB’s recent action, we believe that the ECB has limited options beyond quantitative easing if its current programs fail to achieve its objectives. In Japan, recent comments by Bank of Japan (BOJ) Governor Kuroda hint that quantitative easing has further to run and the BOJ will support the government in its endeavor to raise Japan’s potential growth. Recent surveys show that optimism about the outlook is back to pre-consumption tax-hike levels. Nevertheless, we remain cautiously positioned as promised structural reforms have not materialized.

Emerging market equities, as a group, are attractive from a valuation perspective. Investors’ have a waning appetite for risk as the Fed dials down its stimulus. Thus far in 2014, emerging markets have performed well, despite geopolitical turmoil in Eastern Europe and the Middle East.

As always, we continue to focus on our investment philosophy by picking quality holdings with strong fundamentals.

Michael D. Stack, CFA

Co-Lead Portfolio Manager

James L. Moffett, CFA

Co-Lead Portfolio Manager

Michael P. Fogarty, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout International Fund, MSCI EAFE Index, MSCI ACWI ex USA Index and Lipper International Large-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI ACWI ex USA Index is a free, float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed or emerging markets, excluding the U.S. The Lipper International Large-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in large-cap growth companies strictly outside the U.S.

REGION/COUNTRY ALLOCATION (Unaudited)

(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks.

JUNE 30, 2014	3

International Fund

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2014

	1 Year	3 Years	5 Years	10 Years
Scout International Fund	14.30%	5.62%	12.02%	8.54%
MSCI EAFE Index*	23.57%	8.10%	11.77%	6.93%
MSCI ACWI ex USA Index*	21.75%	5.73%	11.11%	7.75%
Lipper International Large-Cap
Growth Funds Index*	19.70%	7.36%	12.25%	7.19%

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. Different fee and expense structures were in effect prior to April 1, 2005. If the new fee and expense structure was in effect, performance for certain periods would have been lower. As of June 30, 2013, the gross/net expense ratio for the Fund was 1.02% (as disclosed in the most recent Prospectus) compared to the June 30, 2014 gross/net expense ratio of 1.01%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout
	International	MSCI EAFE*
Number of Holdings	84	899
Weighted Average Market Cap	$56.36B	$63.86B
Weighted Median Market Cap	$39.51B	$42.05B
Price/Earnings Ratio (Trailing 1 Year)	18.42	16.13
Price/Book Ratio	2.20	1.60
EPS Growth (Hist. 5 Yr.)	10.66%	12.94%
Return on Equity	16.75%	15.13%
Standard Deviation†	15.55%	16.34%
Sharpe Ratio†	0.36	0.49
Beta†	0.92	1.00
Alpha†	-1.66%	—
R-squared†	0.93	1.00
Upside Capture†	87%	100%
Downside Capture†	94%	100%
Turnover Ratio (Trailing 1 Year)	12%	—
% in Emerging Markets	9.28%	0.00%
Total Net Assets (in Millions)	$8,580.27	—
Inception Date	9/14/93	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI EAFE Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2014. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Bayer A.G.	2.14%
Covidien PLC.	2.03%
Roche Holdings A.G.	1.82%
Continental A.G.	1.78%
FANUC Corp.	1.74%
Kubota Corp.	1.69%
Enbridge, Inc.	1.69%
Henkel A.G & Co. KGaA.	1.68%
Japan Tobacco, Inc.	1.68%
BNP Paribas S.A.	1.67%
Top 10 Equity Holdings Total	17.92%

Based on total investments as of June 30, 2014. Subject to change.

PLC — Public Limited Company

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/09	$29.14	$0.33	$—	$37.75
12/31/10	32.38	0.54	—	41.53
12/31/11	27.97	0.42	—	37.54
12/31/12	33.35	0.53	—	43.45
12/31/13	37.26	0.44	—	47.80
6/30/14(a)	37.81	0.39	—	48.74

(a)	Six month only. Distributions typically occur in June and December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

    Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

4	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2014

INTERNATIONAL FUND

	Shares	Value

COMMON STOCKS — 98.2%
AUSTRALIA — 4.0%
BHP Billiton Ltd.(a)	1,321,943	$90,486,998
CSL Ltd.	2,080,416	130,553,215
Woodside Petroleum Ltd.	1,976,873	76,558,392
Woolworths Ltd.	1,388,960	46,128,403
		343,727,008
CANADA — 4.9%
Canadian Natural Resources Ltd.(b)	1,793,701	82,348,813
Enbridge, Inc.(b)	3,042,153	144,411,003
Imperial Oil Ltd.(b)	1,605,509	84,497,939
Magna International, Inc.(b)	983,067	105,925,469
		417,183,224
CHINA — 0.4%
AAC Technologies Holdings, Inc.	5,806,127	37,794,063

COLOMBIA — 1.2%
Bancolombia S.A.(a)	1,708,843	98,771,125

DENMARK — 1.0%
Novo Nordisk A/S(a)	1,822,286	84,171,390

FRANCE — 9.9%
Air Liquide S.A.	664,380	89,699,916
AXA S.A.	5,523,475	132,017,330
BNP Paribas S.A.	2,109,262	143,096,516
Carrefour S.A.	2,714,420	100,132,103
Dassault Systemes	863,878	111,146,073
Essilor International S.A.	642,526	68,141,365
L’Oreal S.A.	289,450	49,879,888
LVMH Moet Hennessy Louis Vuitton S.A.	490,370	94,542,100
Technip S.A.(a)	2,075,757	56,886,121
		845,541,412
GERMANY — 15.3%
Adidas A.G.	813,665	82,413,802
Allianz S.E.(a)	6,063,308	101,796,878
BASF S.E.	1,052,401	122,532,736
Bayer A.G.(a)	1,299,273	183,548,297
Continental A.G.	658,856	152,602,345
Fresenius S.E. & Co. KGaA	737,705	110,004,210
Henkel A.G. & Co. KGaA(a)	1,249,274	144,228,683
Muenchener Rueckversicherungs A.G.	453,831	100,609,666
SAP A.G.(a)	1,264,428	97,360,956
Siemens A.G.	918,593	121,317,670
Volkswagen A.G.	371,696	97,619,188
		1,314,034,431
IRELAND — 1.0%
Ryanair Holdings PLC*(a)	1,559,686	87,030,479

ITALY — 1.2%
Luxottica Group S.p.A.(a)	1,729,707	100,253,818

JAPAN — 16.9%
FANUC Corp.	863,679	148,941,041
Fuji Heavy Industries Ltd.	4,977,700	137,825,857
Honda Motor Co., Ltd.(a)	2,500,115	87,479,024
Japan Tobacco, Inc.	3,946,399	143,863,102
JGC Corp.	3,184,280	96,749,557
Komatsu Ltd.	5,594,187	129,880,340
Kubota Corp.	10,203,502	144,634,804
Nitto Denko Corp.	2,149,787	100,735,787
Rakuten, Inc.	5,052,428	65,284,322
Sysmex Corp.	2,535,129	95,219,050
Terumo Corp.	2,574,723	57,566,236
Tokyo Electron Ltd.	1,629,389	110,143,190
Toyota Motor Corp.	2,177,252	130,757,625
		1,449,079,935

MEXICO — 1.5%
Grupo Financiero Banorte S.A.B. de C.V. — Class O	8,168,100	58,420,472
Wal-Mart de Mexico S.A.B. de C.V.(a)	2,708,637	72,293,522
		130,713,994
NETHERLANDS — 1.9%
Gemalto N.V.	584,458	60,582,597
Royal Dutch Shell PLC(a)	1,193,340	103,832,513
		164,415,110
PERU — 1.1%
Credicorp Ltd.	615,610	95,708,887

SINGAPORE — 2.5%
Singapore Telecommunications Ltd.	34,090,832	105,260,810
United Overseas Bank Ltd.(a)	3,131,069	113,313,387
		218,574,197
SOUTH AFRICA — 1.6%
MTN Group Ltd.	6,564,205	138,252,588

SOUTH KOREA — 0.2%
Partron Co., Ltd.	1,202,121	12,831,495

SPAIN — 1.5%
Inditex S.A.	851,230	131,012,258

SWEDEN — 3.3%
Sandvik A.B.	5,726,685	78,251,667
SKF A.B.(a)	3,235,587	82,766,316
Svenska Cellulosa A.B. SCA — B Shares	4,527,355	117,967,628
		278,985,611
SWITZERLAND — 10.0%
ABB Ltd.	4,895,795	112,733,575
Adecco S.A.	1,374,691	113,162,430
Coca-Cola HBC A.G.	3,346,333	76,857,417
Givaudan S.A.	66,936	111,635,480
Nestle S.A.(a)	1,363,442	105,898,540
Novartis A.G.(a)	801,737	72,581,251
Roche Holding A.G.	522,814	155,936,291
Syngenta A.G.(a)	1,416,181	105,930,339
		854,735,323

(Continued on next page)

JUNE 30, 2014	5

SCHEDULE OF INVESTMENTS

 June 30, 2014

INTERNATIONAL FUND (Continued)

	Shares	Value
TAIWAN — 2.1%
Largan Precision Co., Ltd.	770,000	$61,377,185
Novatek Microelectronics Corp.	3,733,000	18,378,693
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	4,649,589	99,454,709
		179,210,587
TURKEY — 1.0%
Turkiye Garanti Bankasi A.S.	22,509,314	88,078,077

UNITED KINGDOM — 10.7%
Barclays PLC(a)	9,508,574	138,920,266
Compass Group PLC	3,893,877	67,774,652
Diageo PLC(a)	531,710	67,670,732
HSBC Holdings PLC(a)	2,472,455	125,600,714
Prudential PLC(a)	3,115,160	142,923,541
Reckitt Benckiser Group PLC	563,763	49,207,450
Rio Tinto PLC	618,776	32,919,137
SABMiller PLC	2,103,894	121,992,005
Standard Life PLC	15,466,766	99,026,479
WPP PLC	3,346,474	72,966,077
		919,001,053
UNITED STATES — 5.0%
Aflac, Inc.	2,255,353	140,395,724
Covidien PLC	1,931,550	174,187,179
Mettler-Toledo International, Inc.*	464,706	117,654,265
		432,237,168
TOTAL COMMON STOCKS
(Cost $5,690,421,474) — 98.2%		8,421,343,233

SHORT-TERM INVESTMENTS — 1.6%
MONEY MARKET FUNDS
Federated Treasury Obligations Fund, 0.010%	30,000,000	30,000,000
Fidelity Institutional Treasury Portfolio, 0.010%	50,000,000	50,000,000
Morgan Stanley Institutional Liquidity Fund —
Government Portfolio, 0.011%	60,000,000	60,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $140,000,000) — 1.6%		140,000,000

TOTAL INVESTMENTS
(Cost $5,830,421,474) — 99.8%		8,561,343,233
Other assets less liabilities — 0.2%		18,927,900

TOTAL NET ASSETS — 100.0%
(equivalent to $37.81 per share;
unlimited shares of $1.00 par value
capital shares authorized;
226,932,612 shares outstanding)		$8,580,271,133

PLC — Public Limited Company

* Non-income producing security.

(a) ADR — American Depositary Receipt.

(b) Canadian security traded on U.S. stock exchange.

See accompanying Notes to Financial Statements.

6	SCOUT FUNDS ANNUAL REPORT

Emerging Markets Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Emerging Markets Fund seeks long-term growth of capital by investing in equity securities of companies domiciled in emerging market countries or companies that derive a majority of their revenue from emerging market countries.

Market Review

During the 12 months ended June 30, 2014, the Scout Emerging Markets Fund gained 10.38%, underperforming its benchmark, the MSCI Emerging Markets Index, which gained 14.31%. However, in August 2013, there was a sharp spike in the value of the U.S. Dollar, sending certain developing countries’ stock markets into a tailspin. During that month alone, the Fund trailed its benchmark by more than 4%. The two worst performing emerging markets during August were Indonesia and Turkey. The Fund held large overweight positions in both countries. The Fund was also underweight in South Korea and China, which the market viewed as relative safe havens during the turmoil and bid up 3.5% and 2.4%, respectively. Taken together, those four countries accounted for nearly all of the Fund’s relative underperformance during August and in turn, the fiscal year.

Macroeconomic shocks come and go in all markets, perhaps especially in less developed ones. We view market volatility and macro-driven selling pressure as potential sources of opportunity for the Fund. We make investment decisions based on company fundamentals and valuations. We tried to take advantage of the August crisis by adding to existing positions in the hardest hit countries that we viewed as having untarnished long-term investment appeal. Our approach bore fruit, as the Fund outperformed its benchmark from the end of August 2013 through the end of June 2014.

Contributors

Turning to individual securities, Kepler Weber and Haier Electronics were the Fund’s two biggest contributors to performance during the fiscal year. Kepler Weber is Brazil’s leading manufacturer of grain silos and grain handling equipment. The firm’s net cash balance sheet is solid, and its growth prospects are attractive. Brazil suffers from a chronic lack of grain storage capacity. Only one-third of Brazilian farmers own a silo. Ideally, a country can store 125% of its annual grain production, but Brazil can only store 67%. Making the problem worse is the growth in land being cultivated along with the trend toward two growing seasons. During the second quarter of 2013, the Brazilian government announced a large increase in subsidized loans to help farmers build silos. The government initiative and good quarterly sales growth at Kepler Weber drove solid performance in the stock during the year.

Haier Electronics, the second biggest contributor to relative performance, is China’s leading manufacturer of washing machines and water heaters. The firm holds significant market share in both washing machines and water heaters. We think the company’s key advantage, however, is its extensive distribution system. Unlike any peer that we have found, Haier can sell, deliver and service its products throughout China, including Tier 3 and Tier 4 cities. Haier is increasingly opening up that distribution system to third parties. Our thesis on the value of Haier’s distribution system received a boost during the fourth quarter when Alibaba, China’s leading e-commerce company, bought a 10% stake in Haier’s logistics unit for roughly $70 million. Given the low penetration of washing machines and water heaters, as well as the general lack of good nationwide logistics platforms, we think Haier’s growth prospects are very attractive.

Detractors

Mitra Adiperkasa and Kimberly Clark de Mexico were the two biggest detractors from relative performance during the year. Mitra, the largest detractor, operates department stores, specialty retailers and food chains in Indonesia. The firm is the exclusive franchisee for a long list of foreign brands, including Zara, Topshop, Marks & Spencer, Reebok, Converse, Tumi, Samsonite and Starbucks. We think the company’s shares suffered as the Indonesian Rupiah slumped, driving up the costs Mitra pays for merchandise and increasing inventories. Investors also reacted to fears of an economic slowdown in Indonesia. While those are valid near-term concerns, we take a much longer view. Mitra has many of the positive attributes we look for in a portfolio holding. In addition, Indonesia boasts a young, increasingly wealthy population that is still very low on the consumption curve. We also think Mitra’s business is protected by durable competitive advantages. Other Indonesian retailers face a long, hard road overcoming the tremendous global brand equity established by many of Mitra’s foreign partners. The company’s long history of successfully managing foreign franchises in Indonesia gives the firm a leg up in securing partnerships with new brands entering Indonesia. If a brand left the Mitra fold, it would have to find all new locations, presenting a significant switching cost, in our opinion. Mitra’s large portfolio of  brands also enable it to fill significant space in new and existing Indonesian malls, giving the company a strong negotiating position with landlords.

Kimberly Clark de Mexico, the second biggest detractor from performance, is Mexico’s largest branded paper products firm. The company suffered during the past year as the U.S. Dollar drove up pulp costs, and the firm lowered prices to scare off nascent competition. Looking past those near-term earnings headwinds, Kimberly Clark de Mexico still boasts a strong balance sheet and many years of returns on capital above its cost of capital. In addition, we believe Kimberly Clark de Mexico enjoys attractive growth opportunities as Mexican consumers trade up to premium paper products. We also believe the company is competitively advantaged. In addition to its extensive distribution network, which

JUNE 30, 2014	7

Emerging Markets Fund

is an advantage given Mexico’s relatively poor infrastructure and abundance of mom-and-pop retailers, the firm is 50% owned by the U.S. paper company Kimberly Clark, maker of a wide variety of products, including Kleenex and Huggies. Kimberly Clark de Mexico holds the exclusive rights to distribute Kimberly Clark products in Mexico, enabling the Mexican firm to piggyback off the research and development expenses of the U.S. firm.

Outlook

During the 12 months ended June 30, 2014, emerging markets swung from highs to lows and back again. We fully expect stock prices in the developing world to go through periods of intense volatility. We do not believe, however, that the underlying competitive positions or earnings power of the companies that fit our investment criteria are similarly volatile. We strive to look through the ups and downs of a firm’s stock price and focus instead on trying to assess the ability of a business to succeed over the long term. To that end, we continue to sift through emerging markets, looking for strong, competitively advantaged companies.

Mark G. Weber, CFA

Lead Portfolio Manager

Eric D. Chenoweth, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Emerging Markets Fund, MSCI Emerging Markets Index and Lipper Emerging Markets Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds, or mutual funds. It is not possible to invest directly in an index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities.

REGION/COUNTRY ALLOCATION (Unaudited)

(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets, foreign currency exchange contracts, and a focus on particular countries, regions, industries, sectors or types of investments may involve greater risks. Small- and mid-cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength, and liquidity. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

8	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2014

		Since
	1 Year	Inception‡
Scout Emerging Markets Fund	10.38%	12.72%
MSCI Emerging Markets Index*	14.31%	5.69%
Lipper Emerging Markets Funds Index*	14.31%	6.59%

‡ Inception – October 15, 2012.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2013, the gross expense ratio for the Fund was 3.40% (as disclosed in the most recent Prospectus) compared to the June 30, 2014 gross expense ratio of 3.21%.

The performance returns for the Funds reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 31, 2014, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

Shares of the Scout Emerging Markets Fund that are redeemed (sold) or exchanged within 60 days of purchase will be assessed a redemption fee of 2.00%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

		MSCI
	Scout	Emerging
	Emerging Markets	Markets*

Number of Holdings	37	835
Weighted Average Market Cap	$24.39B	$36.70B
Weighted Median Market Cap	$5.14B	$17.69B
Price to Earnings Ratio (Trailing 1 Year)	19.52	12.57
Price/Book Ratio	3.29	1.52
EPS Growth (Hist. 5 Yr.)	18.22%	17.40%
Return on Equity	23.28%	16.82%
Standard Deviation†	12.40%	12.06%
Sharpe Ratio†	1.07	0.47
Beta†	0.86	1.00
Alpha†	7.94%	—
R-squared†	0.69	1.00
Upside Capture†	113%	100%
Downside Capture†	68%	100%
Turnover Ratio (Trailing 1 Year)	66%	—
Total Net Assets (in Millions)	$13.24	—
Inception Date	10/15/12	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI Emerging Markets Index over the since inception time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2014. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Turk Traktor ve Ziraat Makineleri A.S.	4.82%
Haier Electronics Group Co., Ltd.	4.49%
Kalbe Farma Tbk P.T.	4.37%
Samsung Electronics Co., Ltd.	3.85%
Greatview Aseptic Packaging Co., Ltd.	3.41%
Corp Lindley S.A.	3.16%
Bharti Airtel Ltd.	3.14%
National Oilwell Varco, Inc.	3.08%
InRetail Peru Corp.	3.06%
Magnit OJSC	3.04%

Top 10 Equity Holdings Total	36.42%

Based on total investments as of June 30, 2014. Subject to change.

OJSC — Open Joint Stock Company

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions

10/15/12	$10.00	$—	$—	$10.00
12/31/12	10.49	—	—	10.49
12/31/13	11.25	0.21	0.04	11.50
6/30/14(a)	11.96	0.04	—	12.25

(a)	Six month only. Distributions typically occur in June and December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

 Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2014	9

SCHEDULE OF INVESTMENTS

June 30, 2014

EMERGING MARKETS FUND

	Shares	Value

COMMON STOCKS — 92.8%
BRAZIL — 7.6%
AMBEV S.A.(a)	43,490	$306,170
Hypermarcas S.A.	42,100	366,791
Odontoprev S.A.	77,000	331,070
		1,004,031
CHILE — 3.2%
Embotelladora Andina S.A.(a)	11,800	267,152
Forus S.A.	37,400	154,743
		421,895
CHINA — 7.8%
Greatview Aseptic Packaging Co., Ltd.	650,000	444,493
Haier Electronics Group Co., Ltd.	224,000	585,260
		1,029,753
INDIA — 11.0%
Bharti Airtel Ltd.*	73,000	408,907
Castrol India Ltd.	61,930	334,336
ITC Ltd.	65,500	353,991
Pidilite Industries Ltd.	66,450	359,954
		1,457,188
INDONESIA — 6.1%
Kalbe Farma Tbk P.T.	4,068,000	569,623
Mitra Adiperkasa Tbk P.T.	604,000	243,536
		813,159
KENYA — 2.6%
Safaricom Ltd.	2,459,800	349,395

MALAYSIA — 2.4%
Oldtown Bhd	473,900	324,690

MEXICO — 8.3%
Fresnillo PLC.	10,200	152,223
Grupo Lala S.A.B. de C.V.	95,500	251,383
Kimberly-Clark de Mexico S.A.B. de C.V. — Class A	131,500	368,040
Megacable Holdings S.A.B. de C.V.	77,162	326,289
		1,097,935
PERU — 6.1%
Corp Lindley S.A.*	500,000	410,935
InRetail Peru Corp.*(b)	24,497	398,076
		809,011
RUSSIA — 5.2%
Magnit OJSC.	1,520	396,300
Mail.ru Group Ltd.*(c)	8,340	293,985
		690,285
SOUTH AFRICA — 5.5%
MTN Group Ltd.	16,035	337,723
Nampak Ltd.	113,000	390,904
		728,627
SOUTH KOREA — 4.9%
Samsung Electronics Co., Ltd.	260	339,711
Samsung Electronics Co., Ltd. GDR(c)	250	161,500
Samsung Life Insurance Co., Ltd.	1,409	142,042
		643,253
TAIWAN — 1.6%
Ginko International Co., Ltd.	12,000	207,784

THAILAND — 2.1%
Mega Lifesciences PCL	421,000	280,191

TURKEY — 6.2%
Arcelik A.S.	30,800	187,539
Turk Traktor ve Ziraat Makineleri A.S.	19,274	627,729
		815,268
UNITED ARAB EMIRATES — 2.7%
Aramex PJSC	431,600	352,538

UNITED STATES — 8.8%
Anadarko Petroleum Corp.	3,518	385,115
National Oilwell Varco, Inc.	4,873	401,292
Schlumberger Ltd.	3,229	380,861
		1,167,268
VIETNAM — 0.7%
Vietnam Dairy Products JSC	15,180	86,824

TOTAL COMMON STOCKS
(Cost $10,945,016) — 92.8%		12,279,095

TOTAL INVESTMENTS
(Cost $10,945,016) — 92.8%		12,279,095
Other assets less liabilities — 7.2%		956,915

TOTAL NET ASSETS — 100.0%
(equivalent to $11.96 per share;
unlimited shares of $1.00 par value
capital shares authorized;
1,106,713 shares outstanding)		$13,236,010

JSC — Joint Stock Company

OJSC — Open Joint Stock Company

PCL — Public Company Limited

PJSC — Private Joint Stock Company

PLC — Public Limited Company

* Non-income producing security.

(a) ADR — American Depositary Receipt.

(b)144A restricted security.

(c) GDR — Global Depositary Receipt.

See accompanying Notes to Financial Statements.

10	SCOUT FUNDS ANNUAL REPORT

Global Equity Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Global Equity Fund seeks long-term growth of capital by investing primarily in equity securities of companies that are located anywhere in the world, including emerging markets.

Market Review

Equity markets posted strong gains during the fiscal year. The MSCI World Index generated a total return of 24.05% for the trailing 12 months ended June 30, 2014. The Scout Global Equity Fund provided a solid absolute return of 20.07%.

During the year, markets continued to move higher with only minor interruptions as investors reacted to economic and political events. The United States economy continued to gain steam but experienced a setback early in 2014. The U.S. Gross Domestic Product (GDP) growth rate increased during the second half of 2013, only to contract at a surprising rate during the first three months of 2014. The Federal Reserve (Fed) initiated the tapering of its quantitative easing (QE) program and at its current pace will complete the program this fall. Washington’s partisan gridlock reached a pinnacle, as the federal government shutdown over budget talks and potential default due to the debt ceiling fight were only avoided at the eleventh hour.

The European Central Bank (ECB) announced a variety of monetary measures to support Europe’s economic recovery and promised more to come, if needed, to stave off deflation. Highlights included interest rate cuts (including a negative rate on excess deposits held by the ECB), new facilities to support bank lending to small businesses, and targeted longer-term refinancing options (TLTROs) allowing banks to borrow from the ECB at ultra-low rates. The ECB aims to stimulate growth in the slowing Eurozone economy through lending to businesses and individuals. We remain skeptical that these measures will have the desired impact. European banks are far more critical and dominant players in providing capital to business than their United States counterparts. With the Basel III standard looming in the horizon, European banks are shrinking their balance sheets as fast as possible.

China experienced some good news, as reports showed an expansion in the manufacturing sector for the first time this year. The uptick in manufacturing may be a result of recent mini-stimulus measures. In general, China appears to be taking action to slow down a property bubble while maintaining its economic growth and minimizing the threat of social unrest.

Japan’s economy continues to recover modestly despite fears that the recent sales tax increase would undermine growth. Japanese small business confidence is recovering, although an emerging recovery in industrial production has been barely noticeable. The strengthening U.S. Dollar against the Yen has also helped exports, generating optimism that domestic buyers will return to the Japanese market. We believe the Bank of Japan (BOJ) will continue to weaken the Yen for years to come. Whether Prime Minister Shinzo Abe is capable of convincing Japan to address its long-term problems, such as low female participation in the work force and a looming third “lost” decade, remains to be seen. We have high confidence that Japan can debase its currency, but we have adopted a “wait and see” outlook in respect to the more intractable problems.

Portfolio Review

During the past 12 months, the Fund’s allocation to the United States provided the greatest overall positive contribution to relative performance. The Fund held a greater exposure in U.S. companies compared to the MSCI World Index, and the Fund’s holdings provided a better overall return than the Index. Outside the United States, holdings in Canada, Hong Kong and Sweden outperformed the Index. The Fund’s holdings in France, Japan, Italy and Spain provided the greatest overall drag on relative performance.

From a sector perspective, the Fund’s relative underweight position and strong individual performance within the financials sector produced the greatest positive contribution to relative performance. Top contributors within the financials sector included Prudential PLC, Marsh & McLennan Cos., Inc. and Sampo. Holdings within the health care, consumer discretionary and materials sectors also contributed to positive gains. Holdings within the industrials, consumer staples and energy sectors provided the greatest overall drag on relative performance.

Top individual contributors to the Fund’s positive performance include Avago Technologies Ltd., Actavis PLC and Allergan, Inc. Avago is a producer of semiconductors. The product currently driving the company’s growth is a radio frequency filter. Used in many cell phones, Avago’s filter reduces radio frequency “noise,” thereby helping cell phones to run more efficiently. With sales growing at 20% per annum and a 24% ROE (return-on-equity), we believe Avago is well-positioned to be a top contributor for the Fund for some time. Actavis is a generic drug manufacturer that has successfully moved into branded pharmaceuticals. Allergan is a pharmaceutical company making drugs that treat eyes, skin and neuromuscular issues. It’s most noted product is Botox. Investing 17% of sales in R&D gives it a good new product pipeline making it attractive to Valeant, which is trying to buy it. Apple, Inc., Kubota Corp. and Liquidity Services, Inc. provided the greatest overall drag on relative performance during the fiscal year.

JUNE 30, 2014	11

Global Equity Fund

Outlook

After significant moves from the bottom of the market cycle in 2008, small-cap stocks have begun to lag. Our view is that the economy is moving into a mid-to late-cycle phase in which larger companies will hold more sway in earnings growth. While we have modestly reduced our weight in U.S. stocks versus foreign names, the Fund remains substantially overweight in the U.S. markets. We expect the U.S. and international economies to continue growing, but slowly; international economies should grow at an even slower pace than the U.S.

James L. Moffett, CFA

Co-Lead Portfolio Manager

James A. Reed II, CFA

Co-Lead Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Global Equity Fund, MSCI World Index and Lipper Global Multi-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

Basel III is a global, voluntary, comprehensive set of reforms for the banking sector in order to improve regulation, supervision and risk management.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small- and mid-cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength, and liquidity. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Focusing on particular countries, regions, industries, sectors or types of investments, may cause greater risk of adverse developments in the Fund. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

12	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2014

			Since
	1 Year	3 Years	Inception‡
Scout Global Equity Fund	20.07%	10.28%	10.28%
MSCI World Index*	24.05%	11.81%	11.81%
Lipper Global Multi-Cap Growth Funds Index*	22.86%	8.95%	8.95%

‡ Inception – June 30, 2011.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2013, the gross expense ratio for the Fund was 4.80% (as disclosed in the most recent Prospectus) compared to the June 30, 2014 gross expense ratio of 3.87%.

The performance returns for the Funds reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 31, 2014, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	MSCI
	Global Equity	World*
Number of Holdings	96	1,611
Weighted Average Market Cap	$69.60B	$90.33B
Weighted Median Market Cap	$34.76B	$51.40B
Price to Earnings Ratio (Trailing 1 Year)	18.65	17.61
Price/Book Ratio	2.66	2.09
EPS Growth (Hist. 5 Yr.)	10.95%	12.12%
Return on Equity	21.14%	17.65%
Standard Deviation†	13.45%	13.76%
Sharpe Ratio†	0.76	0.85
Beta†	0.96	1.00
Alpha†	-0.90%	—
R-squared†	0.96	1.00
Upside Capture†	93%	100%
Downside Capture†	97%	100%
Turnover Ratio (Trailing 1 Year)	81%	—
% in Emerging Markets	6.14%	0.00%
Total Net Assets (in Millions)	$8.55	—
Inception Date	6/30/11	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI World Index over the trialing three year time period.

FUND DIVERSIFICATION (Unaudited)

 Based on total investments as of June 30, 2014. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Walt Disney Co.	2.20%
General Electric Co.	2.15%
Marsh & McLennan Cos., Inc.	2.11%
Pioneer Natural Resources Co.	1.97%
Canadian Pacific Railway Ltd.	1.95%
Boeing Co.	1.94%
Avago Technologies Ltd.	1.91%
Adobe Systems, Inc.	1.89%
Kraft Foods Group, Inc.	1.87%
Actavis PLC	1.78%
Top 10 Equity Holdings Total	19.77%

Based on total investments as of June 30, 2014. Subject to change.

PLC — Public Limited Company

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
6/30/11	$10.00	$—	$—	$10.00
12/31/11	8.88	0.01	—	8.89
12/31/12	10.15	0.09	—	10.25
12/31/13	12.50	0.04	—	12.64
6/30/14(a)	13.16	0.06	—	13.36

(a)	Six month only. Distributions typically occur in June and December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

  Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2014	13

SCHEDULE OF INVESTMENTS

June 30, 2014

GLOBAL EQUITY FUND

	Shares	Value

COMMON STOCKS — 98.1%
BRAZIL — 0.5%
Hypermarcas S.A.	4,800	$41,819

CANADA — 3.0%
Canadian Pacific Railway Ltd.(a)	920	166,649
Magna International, Inc.(a)	809	87,170
		253,819
CHINA — 1.1%
Greatview Aseptic Packaging Co., Ltd.	53,000	36,244
Haier Electronics Group Co., Ltd.	21,000	54,868
		91,112
FINLAND — 1.3%
Sampo — A Shares	2,181	110,349

FRANCE — 3.2%
Air Liquide S.A.(b)	2,581	69,754
AXA S.A.	2,296	54,877
BNP Paribas S.A.(b)	2,177	74,072
Dassault Systemes	553	71,149
		269,852
GERMANY — 4.2%
Adidas A.G.(b)	1,263	63,990
BASF S.E.(b)	821	95,646
Bayer A.G.(b)	756	106,800
Bayerische Motoren Werke A.G.(b)	2,279	96,402
		362,838
HONG KONG — 1.6%
Sands China Ltd.	17,976	135,799

INDONESIA — 0.4%
Kalbe Farma Tbk P.T.	250,500	35,076

IRELAND — 1.3%
Ryanair Holdings PLC*(b)	1,928	107,582

ITALY — 1.1%
Intesa Sanpaolo S.p.A.(b)	5,060	93,509

JAPAN — 5.5%
FANUC Corp.(b)	3,338	96,168
JGC Corp.*(b)	861	52,478
Kao Corp.(b)	2,674	105,810
Sysmex Corp.	2,800	105,168
Toyota Motor Corp.(b)	922	110,326
		469,950
MEXICO — 1.1%
Grupo Financiero Banorte S.A.B. de C.V. — Class O	8,500	60,794
Kimberly-Clark de Mexico S.A.B. de C.V. — Class A	12,400	34,705
		95,499
NETHERLANDS — 2.6%
Core Laboratories N.V.	659	110,093
NXP Semiconductor N.V.*	1,663	110,057
		220,150
PERU — 0.7%
Credicorp Ltd.	403	62,654

SINGAPORE — 1.1%
United Overseas Bank Ltd.(b)	2,597	93,986

SOUTH AFRICA — 0.4%
MTN Group Ltd.	1,467	30,897

SPAIN — 0.8%
Banco Bilbao Vizcaya Argentaria S.A.(b)	5,456	69,673

SWEDEN — 1.2%
Hennes & Mauritz A.B.(b)	12,138	105,601

SWITZERLAND — 2.4%
Nestle S.A.(b)	1,630	126,602
Roche Holding A.G.(b)	2,204	82,209
		208,811
TAIWAN — 0.9%
Hermes Microvision, Inc.	2,000	79,376

TURKEY — 0.9%
Turk Traktor ve Ziraat Makineleri A.S.	1,031	33,578
Turkiye Garanti Bankasi A.S.	11,214	43,880
		77,458
UNITED KINGDOM — 4.0%
Diageo PLC(b)	761	96,853
Prudential PLC(b)	2,091	95,935
SABMiller PLC	1,494	86,628
Vodafone Group PLC(b)	1,734	57,898
		337,314

14	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2014

GLOBAL EQUITY FUND (Continued)

	Shares	Value
UNITED STATES — 58.8%
Actavis PLC*	681	$151,897
Adobe Systems, Inc.*	2,230	161,363
AGCO Corp.	800	44,976
Alaska Air Group, Inc.	407	38,685
Allergan, Inc.	626	105,932
AMC Networks, Inc. — Class A*	771	47,409
Anadarko Petroleum Corp.	775	84,839
Antero Resources Corp.*	475	31,174
Applied Materials, Inc.	6,000	135,300
Avago Technologies Ltd.	2,261	162,950
Boeing Co.	1,306	166,162
Carpenter Technology Corp.	519	32,827
Chart Industries, Inc.*	536	44,349
Chevron Corp.	1,109	144,780
CNO Financial Group, Inc.	2,081	37,042
Compass Minerals International, Inc.	325	31,116
Computer Sciences Corp.	1,656	104,659
Discover Financial Services	1,856	115,035
Dominion Resources, Inc.	1,334	95,408
Exelis, Inc.	1,425	24,197
Generac Holdings, Inc.*	650	31,681
General Electric Co.	7,010	184,223
Gilead Sciences, Inc.*	1,115	92,445
Google, Inc. — Class A*	151	88,285
Google, Inc. — Class C*	151	86,867
Gulfport Energy Corp.*	1,730	108,644
Hartford Financial Services Group, Inc.	1,575	56,401
IAC/InterActiveCorp.	300	20,769
KeyCorp.	4,675	66,993
Kirby Corp.*	401	46,973
Kraft Foods Group, Inc.	2,667	159,887
Lincoln National Corp.	575	29,578
Marsh & McLennan Cos., Inc.	3,485	180,593
Mettler-Toledo International, Inc.*	368	93,170
Microsoft Corp.	3,500	145,950
Monsanto Co.	1,162	144,948
Perrigo Co. PLC	615	89,642
Pioneer Natural Resources Co.	733	168,451
priceline.com, Inc.*	48	57,744
Procter & Gamble Co.	1,309	102,874
Questar Corp.	1,050	26,040
Salix Pharmaceuticals Ltd.*	333	41,076
Schlumberger Ltd.	1,021	120,427
Signature Bank*	375	47,317
Team Health Holdings, Inc.*	1,625	81,152
Texas Instruments, Inc.	1,900	90,801
Trinity Industries, Inc.	1,068	46,693
TRW Automotive Holdings Corp.*	1,050	93,996
Tyson Foods, Inc. — Class A	1,975	74,141
U.S. Bancorp.	3,241	140,400
U.S. Silica Holdings, Inc.	1,300	72,072
Verizon Communications, Inc.	2,866	140,233
Waddell & Reed Financial, Inc. — Class A	887	55,517
Walt Disney Co.	2,190	187,771
Zoetis, Inc.	2,990	96,487
		5,030,341
TOTAL COMMON STOCKS
(Cost $6,576,941) — 98.1%		8,383,465

TOTAL INVESTMENTS
(Cost $6,576,941) — 98.1%		8,383,465

Other assets less liabilities — 1.9%		166,009

TOTAL NET ASSETS — 100.0%
(equivalent to $13.16 per share;
unlimited shares of $1.00 par value
capital shares authorized;
649,424 shares outstanding)		$8,549,474

PLC — Public Limited Company

* Non-income producing security.

(a) Canadian security traded on U.S. stock exchange.

(b) ADR — American Depositary Receipt.

See accompanying Notes to Financial Statements.

JUNE 30, 2014	15

Equity Opportunity Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Equity Opportunity Fund seeks long-term growth of capital by investing in common stocks of companies of any size.

Market Review

The fiscal year closed with records being reported in a variety of areas. First, indices continued to reach all-time highs, with the S&P 500® Index reaching a record level in early April and increasing another 4.16% through the end of June. Similarly, the NASDAQ rose to a high it had not seen since 2000. In fixed income markets, the plunge in European sovereign yields, coupled with lower-than-expected growth rates, have produced a relentless bid for U.S. corporate bonds. The 10-year Treasury yield exited the quarter at 2.53%. The high yield and investment grade markets are still producing strong new issuance volumes. The continued hunt for yield has led to inflows into these asset classes during the first six months of 2014. In a historic sense, as we break new records on equity indices, we are also seeing low U.S. Treasury yields and close to record low yields in corporate bond indices.

Elsewhere, payroll reports showed job levels reporting numbers surpassing the previous record set in 2008. At this point, the U.S. economy has recovered all jobs lost during the recession and during the years following recovery. In fact, through June (including revisions), the average payroll additions for the second quarter have been 272,000 — higher than the average of 231,000 during the first half of the year.

Conversely, adjustments to the U.S. Gross Domestic Product (GDP) growth rate for first quarter 2014 reduced the rate to an annualized -2.93% — well below the previous estimate of -0.98%. Downward revisions were seen in consumer spending, spending on housing construction and net export. This marks only the second time since 1950 that the United States has experienced a negative quarter of GDP growth during an expansion. With that said, the markets are looking forward to the economic rebound, which could show GDP in excess of 3% for the second quarter. As the economy continues to build on employment momentum, the potential growth rates should improve throughout the second half of 2014. The Scout Equity Opportunity Fund investment team will continue to monitor developments in the Treasury markets and corporate bond markets for future growth and data points related to levered equities along with the outlook for stocks with levered balance sheets. This will include the potential for future interest rate increases, the appetite for fixed income, including inflows and/or outflows, new issuance trends, and spreads and yields.

In terms of company-specific data points during the second quarter, mergers became a dominant headline. Of note was the decision by Hillshire Brands to merge with Tyson Foods after a bidding war between Tyson and Pilgrim’s Pride Foods. In response to the pending merger of Comcast and Time Warner Cable, AT&T announced final plans to acquire DirecTV in an effort to remain competitive. During the second quarter, the Fund benefited from three acquisitions: Susser Holdings, DirecTV, and Time Warner Telecom.

Portfolio Review

The Scout Equity Opportunity Fund, which launched on March 28, 2014, returned 9.70% since inception. The Fund outperformed the Russell 3000® Index that provided a return of 5.86% over the same time period.

Contributors

Turning to specific company performance, two of the biggest contributors to performance during the time period were Akorn, Inc. and Cinemark Holdings. Akorn is a levered play on ophthalmic and injectable pharmaceutical products. The company is in the midst of rapid expansion through acquisitions, using the debt markets to aid in this transformation. Upon the closing of these deals, we expect a strong de-levering pathway that will continue to move value to shareholders.

Cinemark is one of the largest theater operators in the United States. The company prudently uses leverage to acquire screens and foster a strong shareholder mentality, including a healthy dividend. The U.S. box office is a stable industry, and the outlook for 2015 is one of the strongest potential years in recent history, with the possibility of four films that could gross over one billion in worldwide box receipts.

Detractors

Detractors during the time period included Aramark Holdings Corp. and Phillips Van Heusen (PVH Corp.). Aramark, one of the largest food-service and facilities management companies in the United States, had a strong first quarter with mid-single digit organic sales growth, a newly declared dividend, and approximately $600 million of debt paid down in the last year. The company went through substantial re-financings during the second quarter, pushing out debt maturities and significantly reducing their debt to EBITDA ratio. The company did, however, price a 20-million secondary share offering, which contributed to weakness in

16	SCOUT FUNDS ANNUAL REPORT

the stock price. Fundamentally, the prospects for Aramark are still very positive, with the expectation of continued balance sheet improvement. Phillips Van Heusen, a large apparel manufacturer and owner of the Calvin Klein franchise, reported a weaker quarter than expected. The company still expects a significant amount of debt pay down to occur and has already seen improved interest expense from refinancing of debt. We remain positive on Phillips Van Heusen, as business investments should lead to better results in the second half of 2014 and beyond.

Outlook

The Scout Equity Opportunity Fund investment team will continue to look for balance sheet improvement stories, whereby companies elect to de-lever their balance sheets and produce what we term ROBI, or return on balance sheet improvement. In addition, we are scrutinizing a list of strong, consistent, free-cash-flow generating companies that may be under-levered and attempting to create growth rates via the use of expanded balance sheet metrics, which could include more debt. In either case, we believe we are finding strong equity stories moving toward a more optimal balance sheet that can potentially generate above average growth rates and provide positive impacts on the Fund.

Brent Olson

Lead Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Equity Opportunity Fund, Russell 3000® Index and Lipper Multi-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

Debt to EBITDA ratio is a measure of a company’s ability to pay off its incurred debt by giving an approximate amount of time needed to pay off all debt. Free-cash-flow is cash generated by a company’s normal business operations minus any capital expenditures. Secondary share offering is when a company makes additional shares of the company available after the initial public offering.

The Standard & Poor 500® Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. NASDAQ is a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Small- and mid-cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength, and liquidity. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Highly leveraged companies tend to be more sensitive to issuer, political, market and economic developments especially during economic downturns or periods of rising interest rates. Although the Fund invests in companies that may be highly leveraged, the Fund itself does not use leverage as an investment strategy. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

Fixed income securities involve issuer, credit, inflation, and interest rate risks. When interest rates go up the value of fixed income securities such as bonds typically go down and investors may lose principal value. High yield securities involve greater risk than investment grade securities.

JUNE 30, 2014	17

Equity Opportunity Fund

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2014
Since
Inception‡
Scout Equity Opportunity Fund	9.70%
Russell 3000® Index*	5.86%
Lipper Multi-Cap Core Funds Index*	5.55%

‡	Inception – March 28, 2014

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of March 28, 2014, the gross expense ratio for the Fund was 1.93% (as disclosed in the most recent Prospectus) compared to the June 30, 2014 gross expense ratio of 5.87%.

The performance returns for the Funds reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 31, 2015, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Russell
	Equity Opportunity	3000®*
Number of Holdings	68	3,000
Weighted Average Market Cap	$28.16B	$96.66B
Weighted Median Market Cap	$9.02B	$45.12B
Price to Earnings Ratio (Trailing 1 Year)	22.82	19.06
Price/Book Ratio	3.79	2.63
EPS Growth (Hist. 5 Yr.)	15.09%	12.09%
Return on Equity	20.40%	18.62%
Total Net Assets (in Millions)	$6.55	—
Inception Date	3/28/14	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2014. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Envision Healthcare Holdings, Inc.	3.70%
NXP Semiconductor N.V.	3.21%
Service Corp. International	3.17%
Akorn, Inc.	3.10%
Avago Technologies Ltd.	2.99%
Actavis PLC	2.80%
Cinemark Holdings, Inc.	2.69%
Salix Pharmaceuticals Ltd.	2.65%
EOG Resources, Inc.	2.51%
iGATE Corp.	2.41%
Top 10 Equity Holdings Total.	29.23%

Based on total investments as of June 30, 2014. Subject to change.

PLC — Public Limited Company

HISTORICAL PER-SHARE RECORD (Unaudited

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions

03/28/14	$10.00	$—	$—	$10.00
6/30/14(a)	10.97	—	—	10.97

(a)	Since inception period only. Distributions typically occur in June and December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

    Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

18	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

 June 30, 2014

EQUITY OPPORTUNITY FUND

	Shares	Value
COMMON STOCKS — 95.7%
CONSUMER DISCRETIONARY — 25.0%
AMC Entertainment Holdings, Inc. — Class A	3,613	$89,855
AMC Networks, Inc. — Class A*	1,577	96,970
ARAMARK	3,748	96,998
Burlington Stores, Inc.*	1,635	52,091
Cinemark Holdings, Inc.	4,829	170,754
Comcast Corp. — Class A	2,465	132,321
DISH Network Corp. — Class A*	1,620	105,430
Hilton Worldwide Holdings, Inc.*	2,064	48,091
Jarden Corp.*	1,017	60,359
Melco Crown Entertainment Ltd.(a)	2,320	82,847
Oxford Industries, Inc.	471	31,402
PVH Corp.	1,029	119,981
Regal Entertainment Group — Class A	1,529	32,262
Service Corp. International	9,724	201,481
Starwood Hotels & Resorts Worldwide, Inc.	1,533	123,897
Twenty-First Century Fox, Inc. — Class B	1,362	46,621
VF Corp.	914	57,582
Wynn Resorts Ltd.	419	86,968
		1,635,910
CONSUMER STAPLES — 4.2%
Anheuser-Busch InBev N.V.(a)	406	46,666
Constellation Brands, Inc. — Class A*	1,052	92,713
Molson Coors Brewing Co. — Class B	427	31,666
Spectrum Brands Holdings, Inc.	1,185	101,945
		272,990
ENERGY — 3.8%
Consol Energy, Inc.	646	29,761
EOG Resources, Inc.	1,367	159,748
Range Resources Corp.	662	57,561
		247,070
FINANCIALS — 7.1%
American Tower Corp.	670	60,287
Discover Financial Services	1,380	85,532
JPMorgan Chase & Co.	701	40,392
Lazard Ltd. — Class A	1,593	82,135
PacWest BanCorp.	1,868	80,642
Regions Financial Corp.	5,478	58,176
Texas Capital Bancshares, Inc.*	1,150	62,042
		469,206
HEALTH CARE — 19.4%
Actavis PLC*	798	177,994
Adeptus Health, Inc. — Class A*	2,700	68,499
Air Methods Corp.*	781	40,339
Akorn, Inc.*	5,928	197,106
Catamaran Corp.*	2,759	121,838
Cooper Cos., Inc.	816	110,593
DaVita HealthCare Partners, Inc.*	657	47,514
Envision Healthcare Holdings, Inc.*	6,540	234,851
HCA Holdings, Inc.*	1,906	107,460
Salix Pharmaceuticals Ltd.*	1,364	168,249
		1,274,443
INDUSTRIALS — 9.4%
Delta Air Lines, Inc.	1,468	56,841
Honeywell International, Inc.	549	51,030
Nielsen N.V.	2,427	117,491
Ryder System, Inc.	690	60,782
Sensata Technologies Holding N.V.*	2,409	112,693
Union Pacific Corp.	582	58,054
Wabtec Corp.	1,130	93,327
Waste Connections, Inc.	1,331	64,620
		614,838
INFORMATION TECHNOLOGY — 18.2%
Amphenol Corp. — Class A	680	65,511
Apple, Inc.	658	61,148
Avago Technologies Ltd.	2,640	190,265
Cisco Systems, Inc.	1,843	45,798
Cypress Semiconductor Corp.	2,982	32,534
EchoStar Corp. — Class A*	871	46,111
Fidelity National Information Services, Inc.	2,522	138,054
iGATE Corp.*	4,200	152,838
NXP Semiconductor N.V.*	3,082	203,967
Seagate Technology PLC	1,360	77,275
Skyworks Solutions, Inc.	1,977	92,840
TE Connectivity Ltd.	1,365	84,411
		1,190,752
MATERIALS — 7.3%

Ball Corp.	996	62,429
Berry Plastics Group, Inc.*	5,545	143,061
Crown Holdings, Inc.*	2,724	135,546
Graphic Packaging Holding Co.*	4,140	48,438
Sonoco Products Co.	2,009	88,256
		477,730
TELECOMMUNICATION SERVICES — 1.3%
Verizon Communications, Inc.	1,802	88,172

TOTAL COMMON STOCKS
(Cost $5,799,692) — 95.7%		6,271,111

TOTAL INVESTMENTS
(Cost $5,799,692) — 95.7%		6,271,111

Other assets less liabilities — 4.3%.		281,928
TOTAL NET ASSETS — 100.0%

(equivalent to $10.97 per share;
unlimited shares of $1.00 par value
capital shares authorized;
597,154 shares outstanding)		$6,553,039

PLC — Public Limited Company

* Non-income producing security.

(a) ADR — American Depositary Receipt.

See accompanying Notes to Financial Statements.

JUNE 30, 2014	19

Mid Cap Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Mid Cap Fund seeks long-term growth of capital by investing in common stocks of mid cap companies.

Market Review

The Scout Mid Cap Fund completed a solid fiscal year, providing investors with a total return of 25.75%; its second straight fiscal year return surpassing 20%. The Russell Midcap® Index also finished another strong fiscal year generating a total return of 26.85% for the trailing 12 months ended June 30, 2014, the second straight fiscal year surpassing 25%.

The markets continued to move higher with only minor interruptions as investors reacted to a mixture of economic and political events. The United States economy continued to gain steam, but experienced a setback early in 2014. The U.S. Gross Domestic Product (GDP) growth rate increased during the second half of 2013, only to contract at a surprising rate during the first three months of 2014. The Federal Reserve (Fed) initiated the tapering of its quantitative easing (QE) program and at its current pace will complete the program this fall. On the political front, Washington’s partisan gridlock reached a pinnacle, as the federal government shutdown over budget talks and a potential default due to the debt ceiling fight was avoided. Globally, geopolitical events in Eastern Europe and the Middle East have raised concerns about the continued flow of oil.

With this backdrop of positive and negative news, we maintain our moderately bullish view on equities, while remaining wary of a correction. While the Fed maintains accommodative monetary policies, the end of quantitative easing brings some unknowns. We have gained confidence that interest rates may not rise sharply in the near-term due to relatively low inflation, demand for safe income from aging baby boomers, changes in pension regulations, as well as better funded pensions that could potentially rebalance into bonds. Therefore, we see the picture as more benign for interest-rate-sensitive sectors, such as utilities, than some may perceive. In addition, we currently favor companies focused on consolidation, capital efficiency and cost cutting.

Portfolio Review

Since its inception, the Fund has benefited from select Internet stocks, especially franchises with strong competitive advantages. A current example, TripAdvisor, Inc., the leading provider of online travel reviews, was the top contributor for the fiscal year. TripAdvisor reported strong levels of shoppers booking hotels via its website and indicated that this trend may accelerate. The company also provided strong positive commentary on monetizing its mobile customers, which supports the bull case for the stock. In addition to TripAdvisor, the Fund also benefited from long-time holding priceline.com and Expedia, as online travel merchants become more popular with consumers.

The Fund’s holdings in the consumer discretionary sector provided the greatest contribution to return. In addition to previously mentioned Internet travel companies, the Fund benefited from Kate Spade & Co., Buffalo Wild Wings and TRW Automotive. Kate Spade continues to gain market share with purses and fashion items. Buffalo Wild Wings is a well-managed restaurant chain that benefits from the growing popularity of sports. TRW is a global leader in automotive safety, benefitting from safety regulations and growing demand. Kate Spade and TRW remain in the portfolio, while Buffalo Wild Wings was sold at a gain, as the stock price traded closer to our estimate of its current fair value.

The Fund’s holdings in the health care and energy sectors provided the greatest overall drag on relative performance. Within the health care sector, Pharmacyclics, Inc. and Isis Pharmaceuticals, Inc. were the most disappointing. Biotechnology and specialty pharmaceutical stocks were affected by the market rotation away from growth stocks in May. Pharmacyclics declined due to sales of its recently approved Chronic Lymphocytic Leukemia drug, Imbruvica, appeared to be pacing behind the more bullish expectations. Isis is a biotech company focused on stopping diseases at the initial genetic level, rather than later in the disease process. While reporting good data on one of its drugs, Isis sold off, most likely as a result of profit taking and general weakness in the biotech group. Adding to the pain in the drug and biotech groups was temporary concern over the politics of drug pricing. We think the drug pricing fears are overblown given the current political landscape.

Tidewater, Inc., a marine company providing service vessels to offshore energy companies worldwide, provided the greatest drag on performance within the energy sector, as sentiment in the offshore oil service group weakened. The stock was sold, as the company’s balance sheet debt grew beyond our level of comfort.

20	SCOUT FUNDS ANNUAL REPORT

Outlook

Our top-down outlook has not materially changed since our last report. Our indicators point to continued strength in the U.S. economy although growth is more sluggish than we would normally expect at this point in the business cycle. Within this environment, company management teams are creating value by cutting costs, executing strategic acquisitions and allocating more capital to share repurchases and dividends. We are concerned that tighter Fed policy will eventually impact market returns, but, for now, Federal Reserve Chair Janet Yellen seems content to slowly remove quantitative easing without signaling higher interest rates in the near future. We are positioned for the U.S. equity markets to continue to move higher by year-end, although we would not be surprised if a correction occurred in the next month or two.

G. Patrick Dunkerley, CFA

Lead Portfolio Manager

Derek M. Smashey, CFA

Co-Portfolio Manager

John A. Indellicate II, CFA

Co-Portfolio Manager

Jason J. Votruba, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Mid Cap Fund, Russell Midcap® Index and Lipper Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell Midcap® Index is a subset of the Russell 1000® Index and measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index. The Lipper Mid-Cap Core Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in mid-cap core companies.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

JUNE 30, 2014	21

Mid Cap Fund

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2014

				Since
	1 Year	3 Years	5 Years	Inception‡
Scout Mid Cap Fund	25.75%	13.26%	22.04%	12.31%
Russell Midcap® Index*	26.85%	16.09%	22.07%	8.80%
Lipper Mid-Cap Core
Funds Index*	26.11%	13.89%	19.99%	8.37%

‡	Inception – October 31, 2006.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2013, the gross/net expense ratio for the Fund was 1.07% (as disclosed in the most recent Prospectus) compared to the June 30, 2014 gross/net expense ratio of 1.02%.

The performance returns for the Funds reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 31, 2014, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Russell
	Mid Cap	Midcap®*
Number of Holdings	88	833
Weighted Average Market Cap	$9.47B	$11.99B
Weighted Median Market Cap	$7.79B	$10.67B
Price to Earnings Ratio (Trailing 1 Year)	18.72	21.51
Price/Book Ratio	2.37	2.64
EPS Growth (Hist. 5 Yr.)	16.30%	12.69%
Return on Equity	17.74%	15.70%
Standard Deviation†	14.48%	14.44%
Sharpe Ratio†	0.91	1.11
Beta†	0.96	1.00
Alpha†	-1.87	—
R-squared†	0.92	1.00
Upside Capture†	94%	100%
Downside Capture†	106%	100%
Turnover Ratio (Trailing 1 Year)	134%	—
Total Net Assets (in Millions)	$2,538.47	—
Inception Date	10/31/06	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the Russell Midcap® Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2014. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total

Atmos Energy Corp.	4.90%
AGCO Corp.	3.53%
TRW Automotive Holdings Corp.	3.34%
KeyCorp.	2.94%
Universal Health Services, Inc.	2.69%
Gulfport Energy Corp.	2.36%
Allegheny Technologies, Inc.	2.30%
Computer Sciences Corp.	2.23%
Antero Resources Corp.	2.04%
American Capital Agency Corp. REIT	1.92%

Top 10 Equity Holdings Total	28.25%
Based on total investments as of June 30, 2014. Subject to change.

REIT — Real Estate Investment Trust

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions

12/31/09	$10.95	$0.04	$—	$11.90
12/31/10	13.36	0.10	0.54	14.95
12/31/11	12.72	0.50	0.16	14.97
12/31/12	13.67	0.24	0.06	16.22
12/31/13	17.81	0.44	0.55	21.35
6/30/14(a)	18.79	—	—	22.33

(a)	Six month only. Distributions typically occur in June and December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

22	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2014

MID CAP FUND

	Shares	Value

COMMON STOCKS — 98.5%
CONSUMER DISCRETIONARY — 17.5%
Advance Auto Parts, Inc.	97,225	$13,117,597
AMC Networks, Inc. — Class A*	196,850	12,104,306
AutoZone, Inc.*	14,667	7,865,032
Chipotle Mexican Grill, Inc.*	51,497	30,512,487
Discovery Communications, Inc. — Class C*	104,825	7,609,247
DR Horton, Inc.	1,054,100	25,909,778
Expedia, Inc.	324,800	25,581,248
Harley-Davidson, Inc.	157,450	10,997,882
Kate Spade & Co.*	640,525	24,429,623
Life Time Fitness, Inc.*	156,940	7,649,256
LKQ Corp.*	961,575	25,664,437
Lululemon Athletica, Inc.*	440,300	17,823,344
O’Reilly Automotive, Inc.*	250,700	37,755,420
Polaris Industries, Inc.	168,350	21,925,904
priceline.com, Inc.*	23,746	28,566,438
Thor Industries, Inc.	212,300	12,073,501
Tractor Supply Co.	191,675	11,577,170
TripAdvisor, Inc.*	358,063	38,907,126
TRW Automotive Holdings Corp.*	945,963	84,682,608
		444,752,404
CONSUMER STAPLES — 4.1%
Casey’s General Stores, Inc.	246,600	17,333,514
Molson Coors Brewing Co. — Class B	170,200	12,622,032
Monster Beverage Corp.*	375,552	26,675,459
Tyson Foods, Inc. — Class A	1,235,350	46,375,039
		103,006,044
ENERGY — 11.9%
Antero Resources Corp.*	790,795	51,899,876
Atwood Oceanics, Inc.*	332,431	17,445,979
Bristow Group, Inc.	329,050	26,528,011
Diamondback Energy, Inc.*	364,225	32,343,180
Gulfport Energy Corp.*	955,514	60,006,279
Oasis Petroleum, Inc.*	481,050	26,885,884
Patterson-UTI Energy, Inc.	1,064,550	37,195,377
Tesoro Corp.	407,175	23,888,957
Western Refining, Inc.	715,821	26,879,079
		303,072,622
FINANCIALS — 10.7%
American Capital Agency Corp. REIT	2,076,984	48,622,195
Comerica, Inc.	299,550	15,025,428
Genworth Financial, Inc. — Class A*	989,075	17,209,905
Hartford Financial Services Group, Inc.	1,102,450	39,478,735
KeyCorp.	5,214,500	74,723,785
Lincoln National Corp.	333,763	17,168,769
Principal Financial Group, Inc.	365,750	18,463,060
Signature Bank*	314,500	39,683,610
		270,375,487
HEALTH CARE — 11.2%
Acorda Therapeutics, Inc.*	321,300	10,831,023
Air Methods Corp.*	303,925	15,697,726
Akorn, Inc.*	4,550	151,288
AmerisourceBergen Corp.	406,175	29,512,675
Cooper Cos., Inc.	188,475	25,544,017
DaVita HealthCare Partners, Inc.*	452,975	32,759,152
Isis Pharmaceuticals, Inc.*	447,446	15,414,515
PAREXEL International Corp.*	258,775	13,673,671
PerkinElmer, Inc.	557,675	26,121,497
Perrigo Co. PLC (a)	324,325	47,273,612
Universal Health Services, Inc. — Class B	713,125	68,288,850
		285,268,026
INDUSTRIALS — 12.5%
AGCO Corp.	1,592,675	89,540,188
Chart Industries, Inc.*	121,175	10,026,020
Con-way, Inc.	266,050	13,411,581
Exelis, Inc.	1,388,774	23,581,383
Fluor Corp.	93,900	7,220,910
Generac Holdings, Inc.*	522,075	25,445,935
JetBlue Airways Corp.*	1,880,557	20,404,043
Kirby Corp.*	166,025	19,448,168
Manpowergroup, Inc.	362,850	30,787,822
Owens Corning	275,600	10,660,208
Southwest Airlines Co.	578,075	15,527,095
Textron, Inc.	403,009	15,431,215
Trinity Industries, Inc.	553,822	24,213,098
United Rentals, Inc.*	105,000	10,996,650
		316,694,316

(Continued on next page)

JUNE 30, 2014	23

SCHEDULE OF INVESTMENTS

June 30, 2014

MID CAP FUND (Continued)

	Shares	Value

INFORMATION TECHNOLOGY — 13.6%
Arrow Electronics, Inc.*	225,875	$13,645,109
Avago Technologies Ltd. (a)	420,525	30,307,237
Avnet, Inc.	781,166	34,613,465
Computer Sciences Corp.	895,850	56,617,720
DST Systems, Inc.	183,075	16,874,023
Fidelity National Information Services, Inc.	360,875	19,754,297
IAC/InterActiveCorp.	464,225	32,138,297
iGATE Corp.*	909,389	33,092,665
Lam Research Corp.	380,900	25,741,222
NXP Semiconductor N.V.* (a)	313,300	20,734,194
Seagate Technology PLC (a)	733,890	41,699,630
Skyworks Solutions, Inc.	409,828	19,245,523
		344,463,382
MATERIALS — 9.1%
Agnico Eagle Mines Ltd. (a)	405,605	15,534,671
Allegheny Technologies, Inc.	1,297,000	58,494,700
CF Industries Holdings, Inc.	97,135	23,363,881
Compass Minerals International, Inc.	497,613	47,641,469
KapStone Paper and Packaging Corp.*	527,689	17,482,337
Rockwood Holdings, Inc.	170,125	12,927,799
U.S. Silica Holdings, Inc.	698,800	38,741,472
Westlake Chemical Corp.	207,650	17,392,764
		231,579,093
UTILITIES — 7.9%
Atmos Energy Corp.	2,328,247	124,328,390
DTE Energy Co.	568,575	44,274,935
Questar Corp.	1,315,824	32,632,435
		201,235,760
TOTAL COMMON STOCKS
(Cost $2,153,094,292) — 98.5%		2,500,447,134

SHORT-TERM INVESTMENTS — 1.3%
MONEY MARKET FUNDS
Fidelity Institutional Treasury Portfolio, 0.010%	33,000,000	33,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $33,000,000) — 1.3%		33,000,000

TOTAL INVESTMENTS
(Cost $2,186,094,292) — 99.8%		2,533,447,134

Other assets less liabilities — 0.2%		5,025,999

TOTAL NET ASSETS — 100.0%
(equivalent to $18.79 per share;
unlimited shares of $1.00 par value
capital shares authorized;
135,083,012 shares outstanding)		$2,538,473,133

PLC — Public Limited Company

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

24	SCOUT FUNDS ANNUAL REPORT

Small Cap Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small cap companies located anywhere in the United States.

Market Review

The Russell 2000® Growth Index closed the 12-month period ending June 30, 2014, with a total return of 24.73%. Volatility reached the lowest level since before the recession with the market reacting positively to news that quantitative easing would continue for the foreseeable future. The economy has continued to plug along at slower than historical post-recovery rates, but corporate profits posted record highs. Valuations have become more expensive across market capitalizations but do not appear to have reached extreme levels. Energy and health care were the strongest sectors, while utilities and consumer discretionary were the weakest performers in the Russell 2000® Growth Index.

During the year, markets continued to move higher with only minor interruptions as investors reacted to economic and political events. The United States economy continued to gain steam, but experienced a setback early in 2014. The U.S. Gross Domestic Product (GDP) growth rate increased during the second half of 2013, only to contract at a surprising rate during the first three months of 2014. The Federal Reserve (Fed) initiated the tapering of its quantitative easing (QE) program and at its current pace will complete the program this fall. Washington’s partisan gridlock reached a pinnacle, as the federal government shutdown over budget talks and potential default due to the debt ceiling fight was only avoided at the eleventh hour. Geopolitical events in Eastern Europe, as well as the Middle East, have raised concerns about the continued flow of natural resources, specifically oil and natural gas.

Capital markets were very active during the year. Continued low interest rates and easy monetary policy drove significant activity. Growth has been at a premium, and we have seen both the acquirer and acquired companies move up in value on many announced deals. IPO activity has been focused in technology and health care, although we continued to see energy companies taking advantage of favorable markets related to the U.S. energy renaissance.

Portfolio Review

The Scout Small Cap Fund generated a return of 19.17% during the fiscal year, underperforming the Russell 2000® Growth Index. Sectors helping portfolio performance during the period included materials and health care, while information technology and consumer discretionary lagged. Low-quality stocks with little to no earnings performed well, making it more difficult for the portfolio to beat the Index.

Contributors

Stocks helping performance included U.S. Silica Holdings, Salix Pharmaceuticals and Akorn. U.S. Silica owns and operates a collection of sand mines in the United States to supply energy and industrial markets. The company continues to benefit from strong demand for frac sand, as oil and gas drillers use larger quantities of sand as a proppant when they drill and fracture stimulate, or frac, new wells. (Proppants are sized particles that are mixed with fluid to hold fractures open after a hydraulic fracturing treatment.) In addition to the strong demand, tight supply is allowing the company to raise prices, which has resulted in an improved earnings outlook for U.S. Silica in 2014 and 2015.

Salix develops and markets drugs for treating gastrointestinal diseases. During the first part of 2014, the company completed the acquisition of Santarus, Inc., a drug company focused on gastrointestinal diseases and Type-2 diabetes. The combined sales force will synergize both companies’ current product lineups and will triple the number of GI physicians that are in its client roster. The acquisition will be immediately accretive to earnings. Additionally, Salix has two products, Xifaxan and Relistor, under review for expanded labeling and both products have received preliminary positive guidance.

Akorn is a specialty/generic pharmaceutical company focused on ophthalmology, antidotes, anti-infectives and controlled substances for pain management and anesthesia. The company completed the acquisition of Hi-Tech Pharmacal during the first part of 2014, as well as the announced buyout of VersaPharm, both of which will expand the company’s generic niche portfolio. The company has a significant number of drugs under review by the FDA and recently received approval for four new drug applications.

Detractors

The major detractors to performance during the year were Weight Watchers International, Liquidity Services and Semtech. Weight Watchers stock has suffered due to the adoption of wearable devices aimed at tracking caloric output and as a result of the introduction of free mobile applications to aid in dieting and exercise. However, we think the long-run risk to the company from these threats is overstated, much as the risk from the Atkins diet proved to be several years ago. We expect the company to be successful in targeting health plans and corporate accounts that are beginning to focus on prevention services.

Liquidity Services operates the leading online marketplace for the liquidation of surplus and salvage assets. An important component of Liquidity’s total business has been tied to the Department of Defense (DoD). During the year, a portion of the DoD business was put up for bid. Due to aggressive bidding by a competitor, Liquidity lost this business. Nonetheless, we believe the company is well positioned to take advantage of growth in the reverse supply chain market, and is attractively valued with no debt on its balance sheet.

JUNE 30, 2014	25

Small Cap Fund

Semtech Corp.’s stock suffered as operating results reflect market share shifts in smartphones, in particular the slower-than-expected ramp up of Samsung’s recent model. Also, in networking technology, the transition to 100 gigabit-per-second is underway but will be characterized by lumpiness. Over the long-term, we believe this semiconductor producer will benefit from the growing ubiquity of wireless devices and networks and the ever-growing need of carriers to provide more bandwidth to users.

Outlook

The United States continues to offer some of the best growth rates in the developed world. This should benefit small-cap companies that generate a larger share of their economic activity domestically. With continued subpar growth and high expectations for the second half of the year, there continues to be a risk that the markets are pricing in perfection. We will continue to focus on companies that have long-term fundamental drivers, while taking into consideration the inherent risk of leveraged balance sheets and extreme valuations.

Although the official Consumer Price Index appears to be hovering around 2%, the commodity index futures are up around 12% year-over-year, mainly driven by increases in crude oil prices due to global conflicts. So far, the economy appears to have absorbed these increases but there is a clear goal of major economies to increase inflation, which could produce unintended consequences. The Fed is also on target to end quantitative easing, setting the stage for an eventual normalization of long-term treasury rates. If interest rates do eventually rise small-caps have historically performed better than large-caps.

Thomas W. Laming

Lead Portfolio Manager

James R. McBride, CFA

Co-Portfolio Manager

Timothy L. Miller, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Small Cap Fund, Russell 2000® Growth Index, Russell 2000® Index and Lipper Small-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell 2000® Growth Index is a subset of the Russell 3000® Index and measures the performance of approximately 2,000 of the smallest growth companies in the Russell 3000® Index. The Russell 2000® Index is a subset of the Russell 3000® Index and measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index. The Lipper Small-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in small-cap growth companies.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Due to the limited focus, the Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

26	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2014

	1 Year	3 Years	5 Years	10 Years
Scout Small Cap Fund	19.17%	13.35%	17.49%	7.23%
Russell 2000® Growth Index*	24.73%	14.49%	20.50%	9.04%
Russell 2000® Index*	23.64%	14.57%	20.21%	8.70%
Lipper Small-Cap
Growth Funds Index*	21.74%	12.82%	19.23%	7.91%

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. Different fee and expense structures were in effect prior to April 1, 2005. If the new fee and expense structure was in effect, performance for certain periods would have been lower. As of June 30, 2013, the gross/net expense ratio for the Fund was 1.17% (as disclosed in the most recent Prospectus) compared to the June 30, 2014 gross/net expense ratio of 1.12%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)
	Scout	Russell 2000®
	Small Cap	Growth*
Number of Holdings	71	1,163
Weighted Average Market Cap	$3.05B	$1.91B
Weighted Median Market Cap	$2.46B	$1.76B
Price to Earnings Ratio (Trailing 1 Year)	24.43	26.08
Price/Book Ratio	2.94	4.13
EPS Growth (Hist. 5 Yr.)	11.90%	15.34%
Return on Equity	13.10%	9.05%
Standard Deviation†	17.81%	17.94%
Sharpe Ratio†	0.75	0.80
Beta†	0.96	1.00
Alpha†	-0.41%	—
R-squared†	0.94	1.00
Upside Capture†	93%	100%
Downside Capture†	93%	100%
Turnover Ratio (Trailing 1 Year)	17%	—
Total Net Assets (in Millions)	$251.46	—
Inception Date	12/18/86	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the Russell 2000® Growth Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2014. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)
Percent of Total
Salix Pharmaceuticals Ltd.	3.60%
U.S. Silica Holdings, Inc.	3.37%
Akorn, Inc.	3.09%
Jack Henry & Associates, Inc.	2.99%
United Rentals, Inc.	2.65%
Gulfport Energy Corp.	2.64%
Bruker Corp.	2.56%
Cracker Barrel Old Country Store, Inc.	2.43%
Team Health Holdings, Inc.	2.43%
j2 Global, Inc.	2.29%
Top 10 Equity Holdings Total	28.05%

Based on total investments as of June 30, 2014. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/09	$12.76	$—	$—	$26.86
12/31/10	15.42	—	—	29.52
12/31/11	14.80	—	—	28.90
12/31/12	17.45	0.06	—	31.61
12/31/13	23.91	—	—	38.07
6/30/14(a)	24.49	—	—	38.65

(a)	Six month only. Distributions typically occur in June and December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2014	27

SCHEDULE OF INVESTMENTS

June 30, 2014

SMALL CAP FUND
	Shares	Value
COMMON STOCKS — 99.4%
CONSUMER DISCRETIONARY — 11.8%
Buckle, Inc.	90,025	$3,993,509
Cracker Barrel Old Country Store, Inc.	61,600	6,133,512
iRobot Corp.*	115,600	4,733,820
Monro Muffler Brake, Inc.	94,700	5,037,093
Sotheby’s	101,200	4,249,388
Steiner Leisure Ltd.*(a)	81,800	3,541,122
Weight Watchers International, Inc.	99,800	2,012,966
		29,701,410
CONSUMER STAPLES — 1.2%
Darling International, Inc.*	140,000	2,926,000

ENERGY — 3.3%
Geospace Technologies Corp.*	32,060	1,765,865
Gulfport Energy Corp.*	105,800	6,644,240
		8,410,105
FINANCIALS — 9.5%
CNO Financial Group, Inc.	212,600	3,784,280
Cohen & Steers, Inc.	107,726	4,673,154
eHealth, Inc.*	31,100	1,180,867
EverBank Financial Corp.	140,500	2,832,480
Hercules Technology Growth Capital, Inc.	230,400	3,723,264
Mid-America Apartment Communities, Inc. REIT	43,000	3,141,150
Portfolio Recovery Associates, Inc.*	77,710	4,626,076
		23,961,271
HEALTH CARE — 27.2%
Acorda Therapeutics, Inc.*	75,000	2,528,250
Adeptus Health, Inc. — Class A*	44,300	1,123,891
Air Methods Corp.*	74,400	3,842,760
Akorn, Inc.*	234,100	7,783,825
Bruker Corp.*	265,400	6,441,258
Centene Corp.*	64,300	4,861,723
Covance, Inc.*	65,100	5,571,258
Cynosure, Inc. — Class A*	100,500	2,135,625
Genomic Health, Inc.*	70,600	1,934,440
Hanger, Inc.*	35,000	1,100,750
HMS Holdings Corp.*	105,000	2,143,050
ICU Medical, Inc.*	60,145	3,657,417
Omnicell, Inc.*	124,200	3,565,782
Salix Pharmaceuticals Ltd.*	73,500	9,066,225
Sirona Dental Systems, Inc.*	42,800	3,529,288
Team Health Holdings, Inc.*	122,600	6,122,644
U.S. Physical Therapy, Inc.	83,450	2,853,156
		68,261,342
INDUSTRIALS — 15.4%
Aegion Corp.*	139,800	3,253,146
Alaska Air Group, Inc.	56,200	5,341,810
Celadon Group, Inc.	141,600	3,018,912
Chart Industries, Inc.*	45,500	3,764,670
Erickson, Inc.*	138,800	2,255,500
Genesee & Wyoming, Inc. — Class A*	27,500	2,887,500
Kirby Corp.*	27,000	3,162,780
PowerSecure International, Inc.*	217,600	2,119,424
Teledyne Technologies, Inc.*	41,500	4,032,555
Triumph Group, Inc.	31,100	2,171,402
United Rentals, Inc.*	63,700	6,671,301
		38,679,000
INFORMATION TECHNOLOGY — 25.0%
ADTRAN, Inc.	66,400	1,497,984
Ambarella, Inc.*(a)	121,400	3,785,252
Amber Road, Inc.*	50,100	808,113
BroadSoft, Inc.*	151,900	4,008,641
Conversant, Inc.*	136,500	3,467,100
Covisint Corp.*	157,245	764,211
Cypress Semiconductor Corp.	168,100	1,833,971
Daktronics, Inc.	169,500	2,020,440
Electronics for Imaging, Inc.*	29,700	1,342,440
ePlus, Inc.*	47,800	2,781,960
Fusion-io, Inc.*	71,900	812,470
Hittite Microwave Corp.	30,400	2,369,680
II-VI, Inc.*	150,500	2,176,230
j2 Global, Inc.	113,400	5,767,524
Jack Henry & Associates, Inc.	126,900	7,541,667
Liquidity Services, Inc.*	110,600	1,743,056
Monotype Imaging Holdings, Inc.	100,700	2,836,719
Peregrine Semiconductor Corp.*	177,300	1,216,278
Semtech Corp.*	129,800	3,394,270
Stratasys Ltd.*(a)	48,845	5,550,257
TIBCO Software, Inc.*	165,800	3,344,186
Veeco Instruments, Inc.*	104,300	3,886,218
		62,948,667
MATERIALS — 6.0%
Balchem Corp.	59,200	3,170,752
Carpenter Technology Corp.	32,500	2,055,625
Marrone Bio Innovations, Inc.*	123,500	1,435,070
U.S. Silica Holdings, Inc.	153,200	8,493,408
		15,154,855
TOTAL COMMON STOCKS
(Cost $161,980,275) — 99.4%		250,042,650

TOTAL INVESTMENTS
(Cost $161,980,275) — 99.4%		250,042,650

Other assets less liabilities — 0.6%		1,414,133

TOTAL NET ASSETS — 100.0%
(equivalent to $24.49 per share;
unlimited shares of $1.00 par value
capital shares authorized;
10,267,324 shares outstanding)		$251,456,783

REIT — Real Estate Investment Trust

* Non-income producing security.

(a)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

28	SCOUT FUNDS ANNUAL REPORT

Low Duration Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Low Duration Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in fixed income instruments and targeting an estimated average portfolio duration of one to four years.

Market Review

During the 12 months ended June 30, 2014, a major theme in the capital markets was the Federal Reserve (Fed) continuing its highly accommodative monetary stance. The Fed remained steadfast in its commitment to keeping interest rates low, even as information indicated that growth in economic activity had rebounded and labor markets improved.

In the second half of 2013, investors saw the 10-year Treasury yield climb over a half of a percent to 3.0% as of December 31st. The anticipation of the Fed winding down its quantitative easing (QE) program drove investors to shy away from mortgage and Treasury debt as these markets faced the stark reality of losing its largest buyer. Adding fuel to the move to higher rates were reports of the growing economy, with signs of larger payrolls and positive U.S. housing market data.

Entering 2014, many market pundits thought rates would continue to rise as the Fed began to taper its QE program in December 2013. However, 2014 began with emerging market concerns, weaker than expected economic reports (both domestically and abroad), and severe cold weather, which all seemed to contribute to a disappointing start. This resulted in several “flight-to-quality” rallies as investors moved back to the fixed income market, bidding up prices for most sectors and driving interest rates lower. As spring brought warmer weather, the economy heated up as well with decent job numbers, equity markets rallying to near all-time highs and inflation increasing to 2%. All the while, risk sectors continued to outperform despite the Fed’s exit from its QE program.

Portfolio Review

The Scout Low Duration Bond Fund provided investors with a total return of 2.38%, outpacing the Barclays 1-3 Year U.S. Government/Credit Index, which provided a return of 1.14% during the time period. Macro performance factors added to performance due to the Fund’s short duration positioning as short and intermediate duration rates rose.

The Fund benefited from an overweight position coupled with superior security selection in the outperforming investment grade credit sector. The Fund also benefited, to a lesser extent, from high-yield credit. These sectors remained attractive for most of the period and the fund’s management team reduced exposure recently as valuations became elevated.

The Fund also benefited from holding an overweight position in mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) sectors. The MBS sector was the largest sector allocation throughout the fiscal year, as we found this sector more attractive relative to U.S. Treasury and government-related sectors. Within the MBS sector, we favored multi-family agency securities. In our view, these types of securities provided better risk-reward profiles than traditional residential pass-through securities.

As a result of overweighting investment grade corporate, MBS, CMBS and ABS sectors, the Fund was a relative underweight in government related securities. This detracted modestly from results, as the sector outperformed during the period.

JUNE 30, 2014	29

Low Duration Bond Fund

Outlook

Disjointed markets (low Treasury rates in the face of overheated risk markets) have persisted for much of 2014. We believe this is unsustainable over the long-term and anticipate a return to a more consistent relationship between risk and rate markets in the future. Irrational markets can persist for periods of time, but are typically punctuated with sharp corrections.

While patiently waiting for what we believe to be the inevitable correction, we remain very cautious of risk asset valuations as spreads tightened further in the first half of 2014. The impact of QE (even though the unwinding is over halfway complete) lingers with its potential to drive prices away from fundamental value. Consistent with our time-tested process, we seek to limit the downside risk in client portfolios while patiently waiting for opportunities to arise.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Low Duration Bond Fund, Barclays 1-3 Year U.S. Government/Credit Index and Lipper Short Investment-Grade Debt Funds Index assume dividends were reinvested for the entire period.

For Illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays 1-3 Year U.S. Government/Credit Index measures the performance of Treasuries, government-related issues and corporate bonds with maturities from one to three years. The Lipper Short Investment-Grade Debt Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest primarily in investment-grade debt issues with dollar-weighted average maturities of less than three years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. High yield securities involve greater risk than investment grade securities. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivative investments could lose more than the principal amount invested. The use of leverage and derivatives investments could accelerate losses to the fund. These losses could exceed the amount originally invested.

30	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2014

		Since
	1 Year	Inception†
Scout Low Duration Bond Fund	2.38%	2.17%
Barclays 1-3 Year U.S. Government/Credit Index*	1.14%	0.84%
Lipper Short Investment-Grade Debt Funds Index*	2.22%	1.55%

† Inception – August 29, 2012.

* Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2013, the gross expense ratio for the Fund was 1.73% (as disclosed in the most recent Prospectus) compared to the June 30, 2014 gross expense ratio of 0.97%.

The performance returns for the Funds reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 31, 2014, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)

 Based on total investments as of June 30, 2014. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
8/29/12	$10.00	$—	$—	$10.00
12/31/12	10.10	0.07	—	10.17
12/31/13	10.09	0.15	—	10.31
6/30/14(a)	10.12	0.06	—	10.40

(a)	Six month only. Distributions typically are declared every business day and accumulated dividends are distributed monthly.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)
	Scout	Barclays 1-3 Year
	Low Duration	U.S. Govt./
	Bond	Credit Index*
Average Maturity	2.7 years	2.0 years
Average Duration	1.6 years	1.9 years
30-Day SEC Yield	1.0%	—
Number of Holdings	94	1,541
Total Net Assets (in millions)	$26.74	—
Inception Date	8/29/12	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2014	31

SCHEDULE OF INVESTMENTS

June 30, 2014

LOW DURATION BOND FUND
	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 12.8%
AmeriCredit Automobile Receivables Trust
Series 2013-1, Class A2,
0.490%, 6/8/16(a)	$50,863	$50,868
Fifth Third Auto Trust
Series 2014-1, Class A2,
0.460%, 8/15/16(a)	430,000	430,194
GMACM Home Equity Loan Trust
Series 2003-HE1, Class A3,
0.432%, 4/25/33(a)(b)	614,100	579,498
GreenPoint Mortgage Funding Trust
Series 2005-HE1, Class M2,
0.827%, 9/25/34(a)(b)	200,458	198,021
GSAA Trust
Series 2006-S1, Class 1A1,
0.312%, 1/25/37(a)(b)	152,905	55,586
Hertz Vehicle Financing, LLC
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(c)	975,000	976,509
Home Equity Loan Trust
Series 2002-HS3, Class 1A6,
4.480%, 8/25/17(a)(b)	4,224	4,224
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(b)	2,895	2,879
Home Equity Mortgage Trust
Series 2006-1, Class A2,
5.800%, 5/25/36(a)	100,303	84,716
Home Loan Trust
Series 2006-HI3, Class A3,
5.960%, 2/25/36(a)	15,492	15,508
Series 2006-HI4, Class A3,
5.440%, 9/25/36(a)	27,848	27,939
Huntington Auto Trust
Series 2011-1A, Class A3,
1.010%, 1/15/16(a)(c)	27,854	27,885
Hyundai Auto Receivables Trust
Series 2011-C, Class A3,
0.830%, 12/15/15(a)	81,762	81,802
IndyMac Home Equity Loan Trust
Series 2004-2, Class A,
0.272%, 9/28/36(a)(b)	373,432	354,527
MSCC Heloc Trust
Series 2007-1, Class A,
0.252%, 12/25/31(a)(b)	388,283	362,815
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
0.772%, 1/25/36(a)(b)(c)	58,593	45,560
SLM Student Loan Trust
Series 2006-4, Class A4,
0.309%, 4/25/23(a)(b)	9,717	9,715
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S7, Class A2,
0.452%, 12/25/35(a)(b)(c)	112,751	109,051

TOTAL ASSET-BACKED SECURITIES
(Cost $3,407,236) — 12.8%		3,417,297

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.8%
Banc of America Re-REMIC Trust
Series 2009-UB1, Class A4A,
5.679%, 6/24/50(a)(b)(c)	299,920	324,123
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C1, Class A4,
5.014%, 2/15/38(a)(b)	259,843	261,864
Series 2005-C6, Class A4,
5.230%, 12/15/40(a)(b)	419,282	437,396
DBRR Trust
Series 2012-EZ1, Class A,
0.946%, 9/25/45(a)(c)	51,730	51,715
GE Capital Commercial Mortgage
Series 2005-C2, Class A4,
4.978%, 5/10/43(a)(b)	717,987	735,690
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11, Class A4,
5.335%, 8/12/37(a)(b)	410,112	418,139
Series 2012-CBX, Class A1,
0.958%, 6/15/45(a)	157,318	157,707
Series 2012-C8, Class A1,
0.705%, 10/15/45(a)	118,596	118,610
Merrill Lynch Mortgage Trust
Series 2005-LC1, Class A4,
5.291%, 1/12/44(a)(b)	410,504	431,913
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1,
0.664%, 11/15/45(a)	380,997	379,894
Series 2013-C9, Class A1,
0.825%, 5/15/46(a)	141,445	140,934
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class A1,
0.673%, 11/15/45(a)	98,425	98,152
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	120,801	120,610

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $3,705,412) — 13.8%		3,676,747

32	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2014

LOW DURATION BOND FUND (Continued)
	Principal
	Amount	Value

CORPORATE BONDS — 33.4%
21st Century Fox America, Inc.
8.000%, 10/17/16	$285,000	$329,343
Ally Financial, Inc.
8.300%, 2/12/15	435,000	453,216
American International Group, Inc.
3.800%, 3/22/17	430,000	459,501
Anadarko Petroleum Corp.
6.375%, 9/15/17	260,000	299,348
ArcelorMittal
9.500%, 2/15/15	450,000	471,937
Citigroup, Inc.
4.450%, 1/10/17	460,000	495,424
Coca-Cola Enterprises, Inc.
2.000%, 8/19/16	270,000	276,227
Deutsche Bank A.G.
6.000%, 9/1/17	150,000	170,499
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(c)	215,000	220,571
DISH DBS Corp.
7.750%, 5/31/15	250,000	264,844
DPL, Inc.
6.500%, 10/15/16(a)	320,000	344,800
Duke Energy Indiana, Inc.
6.050%, 6/15/16	175,000	192,175
Enel Finance International N.V.
3.875%, 10/7/14(c)	200,000	201,596
Ford Motor Credit Co., LLC
4.250%, 2/3/17	545,000	585,295
Goldman Sachs Group, Inc.
3.625%, 2/7/16	435,000	453,390
Hartford Financial Services Group, Inc.
5.500%, 10/15/16	197,000	216,256
IPALCO Enterprises, Inc.
5.000%, 5/1/18(a)	240,000	256,200
Jersey Central Power & Light Co.
5.650%, 6/1/17	316,000	350,524
Liberty Mutual Group, Inc.
6.700%, 8/15/16(c)	285,000	318,184
Liberty Property LP
5.500%, 12/15/16	75,000	81,885
Lincoln National Corp.
4.300%, 6/15/15	145,000	149,847
MetLife, Inc.
1.756%, 12/15/17	370,000	373,783
Morgan Stanley
3.800%, 4/29/16	340,000	356,975
New York Life Global Funding
1.125%, 3/1/17(c)	95,000	95,170
Prudential Financial, Inc.
4.750%, 9/17/15	140,000	146,932
Prudential Holdings, LLC
1.106%, 12/18/17(b)(c)	278,571	276,134
Prudential Insurance Co. of America
8.100%, 7/15/15(c)	150,000	158,735
Qwest Corp.
7.500%, 10/1/14	100,000	101,693
Transocean, Inc.
5.050%, 12/15/16	500,000	543,161
UBS A.G.
5.875%, 12/20/17	145,000	165,613
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698%, 1/2/24	109,149	120,155

TOTAL CORPORATE BONDS
(Cost $8,875,247) — 33.4%		8,929,413

MORTGAGE-BACKED SECURITIES — 32.8%
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-10, Class 7A1,
5.000%, 9/25/15(a)	9,957	9,962
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 3/27/37(a)(b)(c)	140,669	145,639
Fannie Mae Pool
2.970%, 3/1/15	85,000	85,346
1.730%, 1/1/17	410,000	418,553
0.541%, 7/1/18(b)	350,000	357,747
Fannie Mae REMICS
Series 2011-6, Class BA,
2.750%, 6/25/20	118,051	121,851
Series 2011-143, Class AC,
1.750%, 4/25/21	589,142	597,658
Series 2011-145, Class A,
1.750%, 6/25/21	593,162	601,620
Series 2011-143, Class M,
1.750%, 1/25/22	260,722	264,226
Series 2008-76, Class GF,
0.802%, 9/25/23(b)	100,132	100,657
Series 2013-136, Class KA,
2.000%, 5/25/25	435,291	442,720
Series 2011-122, Class A,
3.000%, 12/25/25	88,185	90,721
Series 2009-73, Class AE,
4.000%, 5/25/27	14,595	14,702

(Continued on next page)

JUNE 30, 2014	33

SCHEDULE OF INVESTMENTS

June 30, 2014

LOW DURATION BOND FUND (Continued)
	Principal
	Amount	Value

MORTGAGE-BACKED SECURITIES (Continued)
Fannie Mae-Aces
Series 2013-M5, Class ASQ2,
0.595%, 8/25/15	$82,234	$82,396
Series 2014-M3, Class ASQ1,
0.418%, 3/25/16	723,164	722,716
Series 2014-M6, Class FA,
0.442%, 12/25/17(b)	295,000	294,922
Series 2012-M9, Class ASQ1,
0.978%, 12/25/17	103,755	103,953
Series 2013-M9, Class ASQ1,
0.982%, 6/25/18	508,526	511,309
Series 2012-M8, Class ASQ2,
1.520%, 12/25/19	485,000	487,993
Series 2010-M3, Class A1,
2.587%, 3/25/20	320,644	322,546
Freddie Mac REMICS
Series 3836, Class MC,
2.000%, 5/15/20(a)	207,403	210,549
Series 3683, Class JH,
2.500%, 12/15/23(a)	287,005	293,415
Series 3939, Class WB,
3.000%, 10/15/25(a)	752,191	783,073
Series 3681, Class AH,
4.000%, 10/15/27(a)	197,402	200,647
Series 3768, Class DE,
2.250%, 11/15/28(a)	121,884	123,022
Series 4302, Class AB,
1.750%, 11/15/29(a)	569,471	573,382
Series 2764, Class UE,
5.000%, 10/15/32(a)	97,247	102,602
Government National Mortgage Association
Series 2014-18, Class HJ,
3.000%, 7/20/36(a)	691,974	715,216

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $8,759,939) — 32.8%		8,779,143

OTHER GOVERNMENTS — 1.4%
Petrobras Global Finance B.V.
1.849%, 5/20/16(b)	285,000	285,353
2.367%, 1/15/19(b)	95,000	94,525

TOTAL OTHER GOVERNMENTS
(Cost $378,093) — 1.4%		379,878

U.S. GOVERNMENT AND AGENCIES — 1.2%
NCUA Guaranteed Notes Trust
Series 2010-R1, Class 2A,
1.840%, 10/7/20(a)	242,536	244,768
Series 2010-C1, Class A1,
1.600%, 10/29/20(a)	67,409	67,803

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $312,537) — 1.2%		312,571

SHORT-TERM INVESTMENTS — 4.3%
UMB Money Market Fiduciary, 0.010%	1,157,564	1,157,564

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,157,564) — 4.3%		1,157,564

TOTAL INVESTMENTS
(Cost $26,596,028) — 99.7%		26,652,613

Other assets less liabilities — 0.3%		90,013

TOTAL NET ASSETS — 100.0%
(equivalent to $10.12 per share;
unlimited shares of $1.00 par value
capital shares authorized;
2,641,992 shares outstanding)		$26,742,626

LLC — Limited Liability Company

LP — Limited Partnership

REMIC — Real Estate Mortgage Investment Conduit

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	Variable rate security (presented at the current rate as of period end).

(c)	144A restricted security.

See accompanying Notes to Financial Statements.

34	SCOUT FUNDS ANNUAL REPORT

Core Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in bonds of varying maturities, including mortgage- and asset-backed securities.

Market Review

During the 12 months ended June 30, 2014, a major theme in the capital markets was the Federal Reserve (Fed) continuing its highly accommodative monetary stance. The Fed remained steadfast in its commitment to keeping interest rates low, even as information indicated that growth in economic activity had rebounded and labor markets improved.

In the second half of 2013, investors saw the 10-year Treasury yield climb over a half of a percent to 3.0% as of December 31st. The anticipation of the Fed winding down its quantitative easing (QE) program drove investors to shy away from mortgage and Treasury debt as these markets faced the stark reality of losing its largest buyer. Adding fuel to the move to higher rates were reports of the growing economy, with signs of larger payrolls and positive U.S. housing market data.

Entering 2014, many market pundits thought rates would continue to rise as the Fed began to taper its QE program in December 2013. However, 2014 began with emerging market concerns, weaker than expected economic reports (both domestically and abroad), and severe cold weather, which all seemed to contribute to a disappointing start. This resulted in several “flight-to-quality” rallies as investors moved back to the fixed income market, bidding up prices for most sectors and driving interest rates lower. As spring brought warmer weather, the economy heated up as well with decent job numbers, equity markets rallying to near all-time highs and inflation increasing to 2%. All the while, risk sectors continued to outperform despite the Fed’s exit from its QE program.

Portfolio Review

The Scout Core Bond Fund - Institutional Class provided investors with a total return of 2.65%, underperforming the Barclays U.S. Aggregate Bond Index, which provided a return of 4.37% during the time period. Macro performance factors detracted from performance throughout the period due to our very defensive position on interest rates as they declined.

The Fund’s underweight in outperforming sectors such as mortgage-backed securities and the government-related sector hurt relative performance versus the benchmark. Within the investment grade credit sector a few of the Fund’s financial holdings underperformed.

The Fund benefited from an overweight position in the outperforming commercial-mortgage backed securities sector. Auto-finance holdings in the asset-backed securities sector also contributed positively to performance.

Outlook

Disjointed markets (low Treasury rates in the face of overheated risk markets) have persisted for much of 2014. We believe this is unsustainable over the long-term and anticipate a return to a more consistent relationship between risk and rate markets in the future. Irrational markets can persist for periods of time, but are typically punctuated with sharp corrections.

While patiently waiting for what we believe to be the inevitable correction, we remain very cautious of risk asset valuations as spreads tightened further in the first half of 2014. The impact of QE (even though the unwinding is over halfway complete) lingers with its potential to drive prices away from fundamental value. Consistent with our time-tested process, we seek to limit the downside risk in client portfolios while patiently waiting for opportunities to arise.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

JUNE 30, 2014	35

Core Bond Fund

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Core Bond Fund, Barclays U.S. Aggregate Bond Index and Lipper Core Bond Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate taxable bond market. The Lipper Core Bond Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 85% in domestic investment-grade debt issues (rated in top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging markets debt. These funds maintain dollar-weighted average maturities of five to ten years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. High yield securities involve greater risk than investment grade securities. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivative investments could lose more than the principal amount invested. The use of leverage and derivatives investments could accelerate losses to the fund. These losses could exceed the amount originally invested.

36	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2014

	1 Year	3 Years	5 Years	10 Years
Scout Core Bond Fund – Institutional Class	2.65%	3.99%	6.33%	6.04%
Barclays U.S. Aggregate Bond Index*	4.37%	3.66%	4.85%	4.93%
Lipper Core Bond Funds Index*	5.18%	4.32%	6.25%	4.90%

			Since
	1 Year	3 Years	Inception†
Scout Core Bond Fund – Class Y	2.34%	3.70%	3.90%
Barclays U.S. Aggregate Bond Index*	4.37%	3.66%	3.97%
Lipper Core Bond Funds Index*	5.18%	4.32%	4.46%

† Inception – April 21, 2011.

* Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Bond Fund – Institutional Class reflects the historical performance of the Frontegra Columbus Core Fund – Institutional Class (the “Predecessor Fund”). Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Fund – Institutional Class. As of June 30, 2013, the gross expense ratios for the Institutional Class and Class Y were 0.64% and 1.04%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2014 gross expense ratios of 0.62% and 1.01%, respectively.

The performance returns for the Funds reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 31, 2014, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)

 Based on total investments as of June 30, 2014. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
Institutional Class

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/09	$11.13	$0.67	$—	$15.65
12/31/10	11.62	0.34	—	16.48
12/31/11	11.33	0.62	0.02	16.83
12/31/12	11.66	0.38	0.01	17.55
12/31/13	11.36	0.16	0.04	17.45
6/30/14(a)	11.50	0.07	—	17.66

Class Y
		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
4/21/11	$11.19	$—	$—	$11.19
12/31/11	11.33	0.50	0.02	11.85
12/31/12	11.66	0.36	0.01	12.55
12/31/13	11.36	0.12	0.04	12.41
6/30/14(a)	11.50	0.05	—	12.60

(a)	Six month only. Distributions typically are declared every business day and accumulated dividends are distributed monthly.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)
		Barclays U.S.
	Scout	Aggregate
	Core Bond	Bond*
Average Maturity	2.3 years	7.7 years
Average Duration	2.0 years	5.6 years
30-Day SEC Yield — Institutional Class	0.8%	—
30-Day SEC Yield — Class Y	0.5%	—
Number of Holdings	95	8,818
Total Net Assets (in millions, all share classes)	$222.83	—
Institutional Class Inception Date	2/23/01	—
Class Y Inception Date	4/21/11	—

* Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2014	37

SCHEDULE OF INVESTMENTS

June 30, 2014

CORE BOND FUND
	Principal
	Amount	Value
ASSET-BACKED SECURITIES — 1.8%
Hertz Vehicle Financing, LLC
Series 2011-1A, Class A1,
2.200%, 3/25/16(a)(b)	$1,705,000	$1,718,263
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(b)	1,925,000	1,927,980
Mid-State Trust XI
Series 11, Class A1,
4.864%, 7/15/38(a)	347,610	370,594

TOTAL ASSET-BACKED SECURITIES
(Cost $3,983,357) — 1.8%		4,016,837

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.4%
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4,
5.889%, 7/10/44(a)(c)	1,524,026	1,643,615
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class A1,
0.685%, 9/10/45(a)	786,116	784,248
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3, Class A1,
0.666%, 10/15/45(a)	509,589	508,923
Commercial Mortgage Trust
Series 2007-GG9, Class A4,
5.444%, 3/10/39(a)	315,000	343,717
DBRR Trust
Series 2012-EZ1, Class A,
0.946%, 9/25/45(a)(b)	125,201	125,163
GE Capital Commercial Mortgage
Series 2005-C2, Class A4,
4.978%, 5/10/43(a)(c)	2,350,670	2,408,629
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A1,
0.662%, 11/10/45(a)	891,278	888,561
GS Mortgage Securities Trust
Series 2007-GG10, Class A4,
5.997%, 8/10/45(a)(c)	2,488,059	2,755,184
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX, Class A1,
0.958%, 6/15/45(a)	494,789	496,016
Series 2012-C8, Class A1,
0.705%, 10/15/45(a)	581,353	581,421
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A1,
1.260%, 8/15/46(a)	1,301,382	1,306,542
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1,
0.664%, 11/15/45(a)	564,569	562,933
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A,
5.997%, 8/15/45(b)(c)	2,047,486	2,258,595
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A1,
0.726%, 8/10/49(a)	1,274,439	1,266,284
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A1,
0.687%, 10/15/45(a)	1,756,471	1,753,456
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class A1, 0.734%, 12/15/45(a)	952,194	950,689

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $18,725,274) — 8.4%		18,633,976

CORPORATE BONDS — 28.2%
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22	816,201	887,619
American Airlines 2013-1 Class A Pass-Through Trust
4.000%, 7/15/25(b)	909,670	926,726
American Honda Finance Corp.
1.125%, 10/7/16	1,905,000	1,916,201
American International Group, Inc.
5.050%, 10/1/15	890,000	938,257
4.875%, 9/15/16	1,400,000	1,514,327
3.800%, 3/22/17	920,000	983,119
AT&T, Inc.
1.700%, 6/1/17	1,075,000	1,087,500
Bank of America Corp.
4.500%, 4/1/15	2,975,000	3,063,741
1.500%, 10/9/15	3,650,000	3,683,609
British Telecommunications PLC
2.000%, 6/22/15(d)	740,000	750,504
Burlington Northern and Santa Fe Railway Co.
2001-2 Pass-Through Trust
6.462%, 1/15/21	592,170	673,594
Burlington Northern and Santa Fe Railway Co.
2004-1 Pass-Through Trust
4.575%, 1/15/21	865,435	936,833
Citigroup, Inc.
4.587%, 12/15/15	4,210,000	4,437,955
1.350%, 3/10/17	995,000	994,431
CSX Transportation, Inc.
6.251%, 1/15/23	526,267	618,364
Daimler Finance North America, LLC
1.250%, 1/11/16(b)	1,775,000	1,790,474
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24	849,039	1,001,865
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(b)(d)	1,905,000	1,954,360
Entergy Texas, Inc.
3.600%, 6/1/15	1,005,000	1,031,955
Farmers Insurance Exchange
6.000%, 8/1/14(b)	315,000	314,363
Ford Motor Credit Co., LLC
4.207%, 4/15/16	2,915,000	3,076,503
2.875%, 10/1/18	4,100,000	4,243,672
General Electric Capital Corp.
1.000%, 12/11/15	1,485,000	1,496,414
1.000%, 1/8/16	2,000,000	2,014,350
1.250%, 5/15/17(a)	1,570,000	1,575,070
Goldman Sachs Group, Inc.
3.700%, 8/1/15	935,000	964,377
1.600%, 11/23/15	1,875,000	1,894,455
1.425%, 4/30/18(c)	2,250,000	2,286,329
Hartford Financial Services Group, Inc.
5.500%, 10/15/16	700,000	768,424
5.375%, 3/15/17	800,000	884,141
ING Bank N.V.
3.750%, 3/7/17(b)(d)	2,005,000	2,132,658
JPMorgan Chase & Co.
1.100%, 10/15/15	2,700,000	2,711,221
0.847%, 2/26/16(c)	1,625,000	1,634,189
Metropolitan Life Global Funding I
2.500%, 9/29/15(b)	120,000	122,930

(Continued on next page)

38	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2014

CORE BOND FUND (Continued)
	Principal
	Amount	Value
CORPORATE BONDS (Continued)
Morgan Stanley
1.477%, 2/25/16(c)	$885,000	$897,367
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	462,788	532,206
UBS A.G.
5.875%, 12/20/17(d)	378,000	431,736
Union Pacific Railroad Co. 2004 Pass-Through Trust
5.404%, 7/2/25	1,257,572	1,410,548
Union Pacific Railroad Co. 2005 Pass-Through Trust
5.082%, 1/2/29	1,565,280	1,736,336
Union Pacific Railroad Co. 2006 Pass-Through Trust
5.866%, 7/2/30	668,813	777,114
Verizon Communications, Inc.
1.350%, 6/9/17	1,835,000	1,834,387

TOTAL CORPORATE BONDS
(Cost $61,692,899) — 28.2%		62,930,224

MORTGAGE-BACKED SECURITIES — 14.8%
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 3/27/37(a)(b)(c)	222,565	230,427
Fannie Mae Pool
0.601%, 7/1/17(c)	814,000	812,624
3.330%, 7/1/20	831,589	886,162
3.330%, 10/1/20	1,260,245	1,339,258
3.230%, 11/1/20	1,348,098	1,419,830
2.160%, 1/1/23	3,724,585	3,596,519
4.000%, 4/1/24	542,193	579,774
2.500%, 3/1/26	527,448	536,481
2.100%, 12/1/27	1,327,390	1,270,809
2.000%, 7/1/28	1,145,577	1,123,864
4.550%, 10/1/33	972,610	969,336
5.970%, 1/1/40	357,013	406,945
5.970%, 1/1/40	190,407	217,037
5.100%, 12/1/40	301,416	328,982
Fannie Mae REMICS
Series 2008-76, Class GF,
0.802%, 9/25/23(c)	513,094	515,783
Series 2004-67, Class VC,
4.500%, 2/25/25	257,695	258,999
Fannie Mae-Aces
Series 2013-M5, Class ASQ2,
0.595%, 8/25/15	2,680,813	2,686,121
Series 2014-M2, Class ASQ2,
0.478%, 9/25/15	2,334,927	2,337,154
Series 2013-M14, Class A,
1.700%, 8/25/18	2,018,489	2,018,997
Series 2014-M5, Class ASQ1,
0.986%, 3/25/19	2,066,491	2,065,882
Series 2012-M8, Class AB2,
2.305%, 5/25/22	1,300,000	1,260,706
Series 2014-M1, Class A1,
2.325%, 7/25/23(c)	1,473,267	1,499,725
Freddie Mac REMICS
Series 3609, Class LA,
4.000%, 12/15/24(a)	389,643	409,642
Series 3873, Class DG,
3.000%, 7/15/27(a)	139,477	143,231
Series 3688, Class JA,
3.500%, 1/15/30(a)	493,602	514,916
Ginnie Mae I Pool
2.140%, 8/15/23	1,069,879	1,063,261
2.730%, 6/15/32	4,436,381	4,388,965
Ginnie Mae II Pool
7.000%, 7/20/16	2,668	2,688

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $32,396,035) — 14.8%		32,884,118

OTHER GOVERNMENTS — 0.8%
Petrobras Global Finance B.V.
2.367%, 1/15/19(c)(d)	885,000	880,575
Petroleos Mexicanos
3.500%, 7/18/18(d)	735,000	772,485

TOTAL OTHER GOVERNMENTS
(Cost $1,615,531) — 0.8%		1,653,060

U.S. GOVERNMENT AND AGENCIES — 40.8%
United States Treasury Note
0.250%, 3/31/15	21,160,000	21,183,974
0.250%, 5/15/15	6,640,000	6,648,300
0.250%, 5/31/15	38,695,000	38,743,369
0.250%, 9/30/15	18,740,000	18,759,771
1.500%, 1/31/19	5,580,000	5,576,512

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $90,891,831) — 40.8%		90,911,926

SHORT-TERM INVESTMENTS — 1.6%
UMB Money Market Fiduciary, 0.010%	3,673,192	3,673,192

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,673,192) — 1.6%		3,673,192

TOTAL INVESTMENTS
(Cost $212,978,119) — 96.4%		214,703,333

Other assets less liabilities — 3.6%		8,130,371

TOTAL NET ASSETS — 100.0%
(equivalent to $11.50 per share; unlimited shares
of $1.00 par value capital shares authorized;
19,070,664 shares outstanding for Institutional Class;
equivalent to $11.50 per share; unlimited shares of
$1.00 par value capital shares authorized;
298,179 shares outstanding for Class Y)		$222,833,704

LLC — Limited Liability Company

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	144A restricted security.

(c)	Variable rate security (presented at the current rate as of period end).

(d)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

JUNE 30, 2014	39

Core Plus Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Plus Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in bonds of varying maturities, including mortgage- and asset-backed securities.

Market Review

During the 12 months ended June 30, 2014, a major theme in the capital markets was the Federal Reserve (Fed) continuing its highly accommodative monetary stance. The Fed remained steadfast in its commitment to keeping interest rates low, even as information indicated that growth in economic activity had rebounded and labor markets improved.

In the second half of 2013, investors saw the 10-year Treasury yield climb over a half of a percent to 3.0% as of December 31st. The anticipation of the Fed winding down its quantitative easing (QE) program drove investors to shy away from mortgage and Treasury debt as these markets faced the stark reality of losing its largest buyer. Adding fuel to the move to higher rates were reports of the growing economy, with signs of larger payrolls and positive U.S. housing market data.

Entering 2014, many market pundits thought rates would continue to rise as the Fed began to taper its QE program in December 2013. However, 2014 began with emerging market concerns, weaker than expected economic reports (both domestically and abroad), and severe cold weather, which all seemed to contribute to a disappointing start. This resulted in several “flight-to-quality” rallies as investors moved back to the fixed income market, bidding up prices for most sectors and driving interest rates lower. As spring brought warmer weather, the economy heated up as well with decent job numbers, equity markets rallying to near all-time highs and inflation increasing to 2%. All the while, risk sectors continued to outperform despite the Fed’s exit from its QE program.

Portfolio Review

The Scout Core Plus Bond Fund - Institutional Class provided investors with a total return of 2.94%, underperforming the Barclays U.S. Aggregate Bond Index, which provided a return of 4.37% during the time period. Macro performance factors detracted from performance throughout the period due to our very defensive position on interest rates as they declined.

The Fund’s underweight in outperforming sectors such as mortgage-backed securities and the government-related sector hurt relative performance versus the benchmark. Within the investment grade credit sector a few of the Fund’s financial holdings underperformed. The Fund’s currency positions modestly detracted from performance.

Our asset-backed securities continued to exhibit strong fundamentals benefiting from the improvement in the U.S. housing market. The Fund’s high-yield credit exposure was reduced throughout the period as valuations reached increasingly high levels, but our overweight positions added to performance.

Outlook

Disjointed markets (low Treasury rates in the face of overheated risk markets) have persisted for much of 2014. We believe this is unsustainable over the long-term and anticipate a return to a more consistent relationship between risk and rate markets in the future. Irrational markets can persist for periods of time, but are typically punctuated with sharp corrections.

While patiently waiting for what we believe to be the inevitable correction, we remain very cautious of risk asset valuations as spreads tightened further in the first half of 2014. The impact of QE (even though the unwinding is over halfway complete) lingers with its potential to drive prices away from fundamental value. Consistent with our time-tested process, we seek to limit the downside risk in client portfolios while patiently waiting for opportunities to arise.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

40	SCOUT FUNDS ANNUAL REPORT

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Core Plus Bond Fund, Barclays U.S. Aggregate Bond Index and Lipper Core Plus Bond Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate taxable bond market. The Lipper Core Plus Bond Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 65% in domestic investment-grade debt issues (rated in top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging markets debt. These funds maintain dollar-weighted average maturities of five to ten years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. High yield securities involve greater risk than investment grade securities. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivative investments could lose more than the principal amount invested. The use of leverage and derivatives investments could accelerate losses to the fund. These losses could exceed the amount originally invested.

JUNE 30, 2014	41

Core Plus Bond Fund

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2014

	1 Year	3 Years	5 Years	10 Years
Scout Core Plus Bond Fund – Institutional Class	2.94%	5.34%	8.05%	7.23%
Barclays U.S. Aggregate Bond Index*	4.37%	3.66%	4.85%	4.93%
Lipper Core Plus Bond Funds Index*	5.97%	4.94%	7.09%	5.71%

			Since
	1 Year	3 Years	Inception†
Scout Core Plus Bond Fund – Class Y	2.54%	4.99%	5.99%
Barclays U.S. Aggregate Bond Index*	4.37%	3.66%	4.27%
Lipper Core Plus Bond Funds Index*	5.97%	4.94%	5.92%

†	Inception – November 12, 2009.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Plus Bond Fund – Institutional Class and Class Y reflects the historical performance of the Frontegra Columbus Core Plus Fund – Institutional Class and Class Y (the “Predecessor Fund”), respectively. Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class and Class Y returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Plus Fund – Institutional Class and Class Y, respectively. As of June 30, 2013, the gross expense ratios for the Institutional Class and Class Y were 0.59% and 0.99%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2014 gross expense ratios of 0.57% and 0.96%, respectively.

The performance returns for the Funds reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 31, 2014, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2014. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Institutional Class

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/09	$31.15	$3.90	$—	$57.93
12/31/10	31.43	2.80	—	61.01
12/31/11	31.67	2.16	0.16	63.57
12/31/12	32.69	2.00	0.07	66.66
12/31/13	31.95	0.50	0.13	66.55
6/30/14(a)	32.30	0.20	—	67.10

Class Y
		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/09	$31.15	$1.44	$—	$32.59
12/31/10	31.40	1.23	—	34.07
12/31/11	31.67	2.01	0.16	36.51
12/31/12	32.69	1.94	0.07	39.54
12/31/13	31.94	0.38	0.13	39.30
6/30/14(a)	32.29	0.14	—	39.79

(a)	Six month only. Distributions typically are declared every business day and accumulated dividends are distributed monthly.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

		Barclays U.S.
	Scout Core	Aggregate
	Plus Bond	Bond*
Average Maturity	2.1 years	7.7 years
Average Duration	1.6 years	5.6 years
30-Day SEC Yield — Institutional Class	0.7%	—
30-Day SEC Yield — Class Y	0.3%	—
Number of Holdings	113	8,818
Total Net Assets (in millions, all share classes)	$549.79	—
Institutional Class Inception Date	11/25/96	—
Class Y Inception Date	11/12/09	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

42	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2014

CORE PLUS BOND FUND

	Principal
	Amount	Value
ASSET-BACKED SECURITIES — 3.9%
Conseco Financial Corp.
Series 1996-2, Class M1,
7.600%, 4/15/26(a)(b)	$2,182,021	$1,874,470
Countrywide Asset-Backed Certificates
Series 2006-S10, Class A2,
0.372%, 10/25/36(a)(b)	777,844	754,203
GMACM Home Equity Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36(a)(b)	844,248	804,663
Hertz Vehicle Financing, LLC
Series 2011-1A, Class A1,
2.200%, 3/25/16(a)(c)	4,555,000	4,590,433
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(c)	4,475,000	4,481,927
Home Equity Loan Trust
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(b)	7,613	7,571
Series 2003-HS3, Class A2A,
0.432%, 8/25/33(a)(b)	157,933	146,397
Series 2006-HSA2, Class AI3,
5.550%, 3/25/36(a)(b)	718,830	504,239
Series 2006-HSA2, Class AI4,
5.810%, 3/25/36(a)	820,000	366,942
Home Equity Mortgage Trust
Series 2006-1, Class A2,
5.800%, 5/25/36(a)	1,401,038	1,183,328
Mid-State Trust XI
Series 11, Class A1,
4.864%, 7/15/38(a)	738,671	787,511
MSCC Heloc Trust
Series 2007-1, Class A,
0.252%, 12/25/31(a)(b)	2,946,054	2,752,813
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
0.772%, 1/25/36(a)(b)(c)	357,618	278,076
RFMSII Trust
Series 2006-HSA1, Class A4,
5.490%, 2/25/36(a)	1,110,994	909,798
SACO I Trust
Series 2006-9, Class A1,
0.452%, 8/25/36(a)(b)	528,173	599,879
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S7, Class A2,
0.452%, 12/25/35(a)(b)(c)	603,707	583,894
Series 2006-S2, Class A2,
5.500%, 6/25/36(a)	1,585,481	1,097,151

TOTAL ASSET-BACKED SECURITIES
(Cost $20,123,437) — 3.9%		21,723,295

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.8%
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4,
5.889%, 7/10/44(a)(b)	2,660,920	2,869,720
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class A1,
0.685%, 9/10/45(a)	1,520,739	1,517,126
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3, Class A1,
0.666%, 10/15/45(a)	815,343	814,277
Commercial Mortgage Trust
Series 2007-GG9, Class A4,
5.444%, 3/10/39(a)	865,000	943,859
DBRR Trust
Series 2012-EZ1, Class A,
0.946%, 9/25/45(a)(c)	263,111	263,032
GE Capital Commercial Mortgage
Series 2005-C2, Class A4,
4.978%, 5/10/43(a)(b)	5,316,056	5,447,129
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A1,
0.662%, 11/10/45(a)	1,726,851	1,721,587
GS Mortgage Securities Trust
Series 2007-GG10, Class A4,
5.997%, 8/10/45(a)(b)	5,371,119	5,947,779
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX, Class A1,
0.958%, 6/15/45(a)	1,385,409	1,388,843
Series 2012-C8, Class A1,
0.705%, 10/15/45(a)	1,044,109	1,044,233
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A1,
1.260%, 8/15/46(a)	2,477,798	2,487,622
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1,
0.664%, 11/15/45(a)	1,042,548	1,039,527
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A1,
0.726%, 8/10/49(a)	2,464,142	2,448,374
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A1,
0.687%, 10/15/45(a)	2,225,783	2,221,963
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	1,616,598	1,614,042

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $31,813,505) — 5.8%		31,769,113

(Continued on next page)

JUNE 30, 2014	43

SCHEDULE OF INVESTMENTS

June 30, 2014

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value
CORPORATE BONDS — 22.8%
Ally Financial, Inc.
3.125%, 1/15/16	$1,100,000	$1,128,875
5.500%, 2/15/17	1,015,000	1,100,006
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22	1,599,917	1,739,910
American Honda Finance Corp.
1.125%, 10/7/16	4,175,000	4,199,549
American International Group, Inc.
5.050%, 10/1/15	1,830,000	1,929,224
4.875%, 9/15/16	2,850,000	3,082,737
3.800%, 3/22/17	940,000	1,004,492
6.400%, 12/15/20	1,400,000	1,690,144
AT&T, Inc.
1.700%, 6/1/17	2,085,000	2,109,244
Bank of America Corp.
4.500%, 4/1/15	6,410,000	6,601,204
1.500%, 10/9/15	3,755,000	3,789,576
1.250%, 1/11/16	3,700,000	3,727,750
British Telecommunications PLC
2.000%, 6/22/15(d)	1,790,000	1,815,409
Burlington Northern and Santa Fe Railway Co.
2001-2 Pass-Through Trust
6.462%, 1/15/21	1,105,759	1,257,800
Burlington Northern and Santa Fe Railway Co.
2005-4 Pass-Through Trust
4.967%, 4/1/23	625,963	688,442
Citigroup, Inc.
4.587%, 12/15/15	8,230,000	8,675,622
1.350%, 3/10/17	2,315,000	2,313,676
Daimler Finance North America, LLC
1.250%, 1/11/16(c)	3,780,000	3,812,954
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24	1,356,510	1,600,682
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(c)(d)	3,325,000	3,411,154
Ford Motor Credit Co., LLC
3.875%, 1/15/15	2,640,000	2,687,296
2.750%, 5/15/15	3,175,000	3,235,957
4.207%, 4/15/16	2,495,000	2,633,233
3.984%, 6/15/16	1,910,000	2,018,244
4.250%, 2/3/17	2,500,000	2,684,840
5.000%, 5/15/18	3,370,000	3,748,960
4.375%, 8/6/23	2,625,000	2,803,314
General Electric Capital Corp.
1.000%, 12/11/15	3,200,000	3,224,595
1.000%, 1/8/16	4,195,000	4,225,099
1.250%, 5/15/17(a)	3,600,000	3,611,624
Goldman Sachs Group, Inc.
3.700%, 8/1/15	1,915,000	1,975,167
1.600%, 11/23/15	2,920,000	2,950,298
1.425%, 4/30/18(b)	3,970,000	4,034,100
Hartford Financial Services Group, Inc.
5.500%, 10/15/16	1,090,000	1,196,545
5.375%, 3/15/17	1,625,000	1,795,911
ING Bank N.V.
3.750%, 3/7/17(c)(d)	3,950,000	4,201,497
JPMorgan Chase & Co.
1.100%, 10/15/15	3,675,000	3,690,273
0.847%, 2/26/16(b)	2,535,000	2,549,335
3.250%, 9/23/22	1,780,000	1,788,126
Liberty Mutual Group, Inc.
6.700%, 8/15/16(c)	670,000	748,011
Metropolitan Life Global Funding I
2.500%, 9/29/15(c)	740,000	758,067
Morgan Stanley
1.477%, 2/25/16(b)	1,255,000	1,272,537
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	1,847,128	2,124,197
U.S. Airways 2011-1 Class A Pass-Through Trust
7.125%, 4/22/25	1,163,699	1,364,437
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 4/1/26	1,988,627	2,242,177
UBS A.G.
5.875%, 12/20/17(d)	949,000	1,083,908
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698%, 1/2/24	420,545	462,948
Verizon Communications, Inc.
1.350%, 6/9/17	4,615,000	4,613,459

TOTAL CORPORATE BONDS
(Cost $121,276,946) — 22.8%		125,402,605

MORTGAGE-BACKED SECURITIES — 12.1%
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-10, Class 7A1,
5.000%, 9/25/15(a)	16,782	16,790
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 3/27/37(a)(b)(c)	420,849	435,716
Fannie Mae Pool
0.601%, 7/1/17(b)	1,850,000	1,846,874
3.330%, 7/1/20	1,772,077	1,888,370
3.330%, 10/1/20	3,242,652	3,445,956
3.230%, 11/1/20	3,461,840	3,646,045
2.160%, 1/1/23	7,249,813	7,000,535
4.000%, 4/1/24	1,620,125	1,732,421
2.500%, 3/1/26	1,099,922	1,118,760
2.100%, 12/1/27	2,571,819	2,462,192
2.000%, 7/1/28	2,638,583	2,588,571
5.970%, 1/1/40	709,266	808,463
5.970%, 1/1/40	547,420	623,982
5.100%, 12/1/40	483,222	527,415
Fannie Mae REMICS
Series 2004-67, Class VC,
4.500%, 2/25/25	498,870	501,396
Fannie Mae-Aces
Series 2013-M5, Class ASQ2,
0.595%, 8/25/15	5,487,443	5,498,308
Series 2014-M2, Class ASQ2,
0.478%, 9/25/15	5,283,818	5,288,859
Series 2013-M14, Class A,
1.700%, 8/25/18	4,587,474	4,588,630
Series 2014-M5, Class ASQ1,
0.986%, 3/25/19	4,726,234	4,724,840
Series 2014-M1, Class A1,
2.325%, 7/25/23(b)	3,579,314	3,643,595
Freddie Mac REMICS
Series 3609, Class LA,
4.000%, 12/15/24(a)	1,841,109	1,935,605
Series 3873, Class DG,
3.000%, 7/15/27(a)	368,617	378,539

(Continued on next page)

44	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2014

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Ginnie Mae I Pool
2.140%, 8/15/23	$2,769,606	$2,752,473
2.730%, 6/15/32	9,231,692	9,133,024

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $65,325,811) — 12.1%		66,587,359

OTHER GOVERNMENTS — 0.5%
Petrobras Global Finance B.V.
2.367%, 1/15/19(b)(d)	1,610,000	1,601,950
Petroleos Mexicanos
3.500%, 7/18/18(d)	1,270,000	1,334,770

TOTAL OTHER GOVERNMENTS
(Cost $2,872,278) — 0.5%		2,936,720

U.S. GOVERNMENT AND AGENCIES — 49.5%
United States Treasury Note
0.250%, 3/31/15	102,175,000	102,290,765
0.250%, 5/15/15	25,400,000	25,431,750
0.250%, 5/31/15	89,005,000	89,116,256
0.250%, 9/30/15	42,530,000	42,574,869
1.500%, 1/31/19	12,555,000	12,547,153

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $271,898,794) — 49.5%		271,960,793

SHORT-TERM INVESTMENTS — 1.4%
UMB Money Market Fiduciary, 0.010%	7,522,190	7,522,190

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,522,190) — 1.4%		7,522,190

TOTAL INVESTMENTS
(Cost $520,832,961) — 96.0%		527,902,075

Other assets less liabilities — 4.0%		21,889,508

TOTAL NET ASSETS — 100.0%
(equivalent to $32.30 per share; unlimited shares
of $1.00 par value capital shares authorized;
13,877,987 shares outstanding for Institutional Class;
equivalent to $32.29 per share; unlimited shares of
$1.00 par value capital shares authorized;
3,143,492 shares outstanding for Class Y)		$549,791,583

LLC — Limited Liability Company

PLC — Public Limited Company

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	Variable rate security (presented at the current rate as of period end).

(c)	144A restricted security.

(d)	Foreign security denominated in U.S. dollars.

FUTURES CONTRACTS

		Number of			Unrealized
	Expiration	Contracts	Value at	Value at	Appreciation
Description	Date	Long (Short)	Trade Date	June 30, 2014	(Depreciation)
U.S. 10 Year Treasury Note	September 2014	(167)	$(20,993,414)	$(20,903,703)	$89,711
TOTAL FUTURES CONTRACTS			$(20,993,414)	$(20,903,703)	$89,711

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of						Premiums	Unrealized
		Buy/Sell(e)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Exchange	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(f)	Value(g)	(Received)	(Depreciation)
Intercontinental	CDX North America Investment	Sell	Baa1/BBB+	Receive	1.00%	6/20/2019	$30,560,000	$618,088	$483,767	$134,321
Exchange	Grade Index Series 22
TOTAL SWAP CONTRACTS							$30,560,000	$618,088	$483,767	$134,321

(e)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(f)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

JUNE 30, 2014	45

Unconstrained Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Unconstrained Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in fixed income instruments.

Market Review

During the 12 months ended June 30, 2014, a major theme in the capital markets was the Federal Reserve (Fed) continuing its highly accommodative monetary stance. The Fed remained steadfast in its commitment to keeping interest rates low, even as information indicated that growth in economic activity had rebounded and labor markets improved.

In the second half of 2013, investors saw the 10-year Treasury yield climb over a half of a percent to 3.0% as of December 31st. The anticipation of the Fed winding down its quantitative easing (QE) program drove investors to shy away from mortgage and Treasury debt as these markets faced the stark reality of losing its largest buyer. Adding fuel to the move to higher rates were reports of the growing economy, with signs of larger payrolls and positive U.S. housing market data.

Entering 2014, many market pundits thought rates would continue to rise as the Fed began to taper its QE program in December 2013. However, 2014 began with emerging market concerns, weaker than expected economic reports (both domestically and abroad), and severe cold weather, which all seemed to contribute to a disappointing start. This resulted in several “flight-to-quality” rallies as investors moved back to the fixed income market, bidding up prices for most sectors and driving interest rates lower. As spring brought warmer weather, the economy heated up as well with decent job numbers, equity markets rallying to near all-time highs and inflation increasing to 2%. All the while, risk sectors continued to outperform despite the Fed’s exit from its QE program.

Portfolio Review

The Scout Unconstrained Bond Fund - Institutional Class provided investors with a total return of 0.44% during the time period. Macro performance factors detracted from performance throughout the period due to our very defensive position on interest rates as they declined.

With an elevated exposure to cash and cash equivalents throughout the period the Fund missed out as higher risk parts of the market, such as high-yield, continued to outperform. However, the extremely high valuations of these assets argue for the Fund’s defensive stance.

Leading the contributions was our investment grade credit sector, where we focused on high quality short-duration bonds issued by financial companies.

Our asset-backed securities continued to exhibit strong fundamentals. These securities comprised mostly of home-equity loans experienced lower default rates as the U.S. housing market continued to improve.

Outlook

Disjointed markets (low Treasury rates in the face of overheated risk markets) have persisted for much of 2014. We believe this is unsustainable over the long-term and anticipate a return to a more consistent relationship between risk and rate markets in the future. Irrational markets can persist for periods of time, but are typically punctuated with sharp corrections.

While patiently waiting for what we believe to be the inevitable correction, we remain very cautious of risk asset valuations as spreads tightened further in the first half of 2014. The impact of QE (even though the unwinding is over halfway complete) lingers with its potential to drive prices away from fundamental value. Consistent with our time-tested process, we seek to limit the downside risk in client portfolios while patiently waiting for opportunities to arise.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

46	SCOUT FUNDS ANNUAL REPORT

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Unconstrained Bond Fund, BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index and Lipper Alternative Credit Focus Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. Published by the British Bankers’ Association, LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market. The Lipper Alternative Credit Focus Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The Fund employs an unconstrained investment approach which creates considerable exposure to certain types of securities that present significant volatility in the Fund’s performance, particularly over short periods of time. The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same interest rate, inflation, issuer, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk.

Credit Default Swaps and related instruments such as credit default swap index products, may involve greater risks than if the Fund invested in the referenced obligation directly. Credit Default Swaps are subject to risks such as market risk, liquidity risk, interest rate risk, credit risk and management risk. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy. The use of leverage, derivatives, and short sales could accelerate losses to the fund. These losses could exceed the amount originally invested.

JUNE 30, 2014	47

Unconstrained Bond Fund

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2014

		Since
	1 Year	Inception†
Scout Unconstrained Bond Fund – Institutional Class	0.44%	10.49%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index*	0.26%	0.36%
Lipper Alternative Credit Focus Funds Index*	3.56%	N/A	ˆ

		Since
	1 Year	Inception‡
Scout Unconstrained Bond Fund – Class Y	0.12%	1.20%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index*	0.26%	0.27%
Lipper Alternative Credit Focus Funds Index*	3.56%	2.44%

†	Inception – September 29, 2011.

‡	Inception – December 31, 2012.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

ˆ	Because the Fund’s inception predates the benchmark’s inception, a comparison is not available.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2013, the gross expense ratios for the Institutional Class and Class Y were 0.96% and 1.26%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2014 gross expense ratios of 0.84% and 1.12%, respectively.

The performance returns for the Funds reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 31, 2014, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2014. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Institutional Class

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
9/29/11	$10.00	$—	$—	$10.00
12/31/11	10.05	0.23	0.18	10.46
12/31/12	11.62	0.69	0.03	12.75
12/31/13	11.84	0.18	0.02	13.17
6/30/14(a)	11.65	0.02	—	13.00

Class Y

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$11.62	$—	$—	$11.62
12/31/13	11.83	0.17	0.02	12.02
6/30/14(a)	11.64	—	—	11.83

(a)	Six month only. Distributions typically are declared every business day and accumulated dividends are distributed monthly.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

Scout
Unconstrained
Bond
Average Maturity	1.7 years
Average Duration	-2.9 years
30-Day SEC Yield — Institutional Class	0.1%
30-Day SEC Yield — Class Y	-0.2%
Number of Holdings	92
Total Net Assets (in millions, all share classes)	$2,361.17
Institutional Class Inception Date	9/29/11
Class Y Inception Date	12/31/12

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

48	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2014

UNCONSTRAINED BOND FUND
	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 3.9%
Conseco Financial Corp.
Series 1996-2, Class M1,
7.600%, 4/15/26(a)(b)	$640,924	$550,587
Countrywide Asset-Backed Certificates
Series 2006-S8, Class A2,
5.393%, 4/25/36(a)(b)	2,211,049	2,210,323
Series 2006-S10, Class A2,
0.372%, 10/25/36(a)(b)	1,664,588	1,613,997
Series 2006-S10, Class A3,
0.472%, 10/25/36(a)(b)	2,788,979	2,191,164
GMACM Home Equity Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36(a)(b)	317,964	303,055
GreenPoint Mortgage Funding Trust
Series 2005-HE1, Class M2,
0.827%, 9/25/34(a)(b)	2,413,074	2,383,744
GSAA Trust
Series 2006-S1, Class 1A1,
0.312%, 1/25/37(a)(b)	1,498,997	544,930
Hertz Vehicle Financing, LLC
Series 2011-1A, Class A1,
2.200%, 3/25/16(a)(c)	15,000,000	15,116,685
Series 2009-2A, Class A2,
5.290%, 3/25/16(a)(c)	12,735,000	13,041,468
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(c)	12,825,000	12,844,853
Home Equity Loan Trust
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(b)	35,651	35,455
Series 2003-HS3, Class A2A,
0.432%, 8/25/33(a)(b)	10,057	9,322
Series 2006-HSA2, Class AI3,
5.550%, 3/25/36(a)(b)	1,068,950	749,838
Home Equity Loan Trust 2005-HS1
Series 2005-HS1, Class AI3,
4.830%, 9/25/35(a)(b)	12,266,956	12,343,993
Home Equity Mortgage Trust
Series 2006-1, Class A2,
5.800%, 5/25/36(a)	2,209,048	1,865,780
Home Loan Trust
Series 2006-HI3, Class A3,
5.960%, 2/25/36(a)	247,865	248,120
MSCC Heloc Trust
Series 2007-1, Class A,
0.252%, 12/25/31(a)(b)	21,594,968	20,178,489
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A3,
0.592%, 1/25/36(a)(b)(c)	207,271	160,179
Series 2006-S1, Class A2,
0.772%, 1/25/36(a)(b)(c)	879,901	684,191
RFMSII Trust
Series 2006-HSA1, Class A3,
5.230%, 2/25/36(a)(b)	655,475	622,760
SLM Student Loan Trust
Series 2004-2, Class A4,
0.359%, 10/25/19(a)(b)	1,768,478	1,768,330
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S7, Class A2,
0.452%, 12/25/35(a)(b)(c)	1,051,160	1,016,662
Series 2006-S2, Class A2,
5.500%, 6/25/36(a)	2,225,237	1,539,862

TOTAL ASSET-BACKED SECURITIES
(Cost $90,048,896) — 3.9%		92,023,787

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.9%
DBRR Trust
Series 2012-EZ1, Class A,
0.946%, 9/25/45(a)(c)	1,008,294	1,007,992
GE Capital Commercial Mortgage
Series 2005-C2, Class A4,
4.978%, 5/10/43(a)(b)	21,746,161	22,282,334
LB-UBS Commercial Mortgage Trust
Series 2005-C5, Class A4,
4.954%, 9/15/30(a)	11,228,451	11,576,061
Wachovia Bank Commercial Mortgage Trust
Series 2004-C15, Class A4,
4.803%, 10/15/41(a)	9,381,961	9,406,786

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $44,827,550) — 1.9%		44,273,173

CORPORATE BONDS — 28.0%
Aegon N.V.
4.625%, 12/1/15(d)	3,104,000	3,271,048
Ally Financial, Inc.
8.300%, 2/12/15	6,360,000	6,626,325
3.125%, 1/15/16	47,295,000	48,536,494
5.500%, 2/15/17	11,980,000	12,983,325
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22	2,204,962	2,397,896
American International Group, Inc.
5.050%, 10/1/15	28,570,000	30,119,094
4.875%, 9/15/16	23,140,000	25,029,659
Bank of America Corp.
4.500%, 4/1/15	12,820,000	13,202,408
1.500%, 10/9/15	27,673,000	27,927,813
1.250%, 1/11/16	14,245,000	14,351,838
2.600%, 1/15/19	10,150,000	10,269,394
Citigroup, Inc.
4.587%, 12/15/15	39,325,000	41,454,291
1.350%, 3/10/17	8,245,000	8,240,284
Continental Airlines 2007-1 Class A Pass-Through Trust
5.983%, 10/19/23	2,123,727	2,378,574
Daimler Finance North America, LLC
1.250%, 1/11/16(c)	11,165,000	11,262,336
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24	4,564,639	5,386,274
Ford Motor Credit Co., LLC
3.875%, 1/15/15	5,400,000	5,496,741
2.500%, 1/15/16	5,125,000	5,255,011
4.207%, 4/15/16	24,776,000	26,148,689
1.474%, 5/9/16(b)	2,560,000	2,597,732
3.984%, 6/15/16	49,382,000	52,180,577
2.875%, 10/1/18	19,510,000	20,193,669

(Continued on next page)

JUNE 30, 2014	49

SCHEDULE OF INVESTMENTS

June 30, 2014

UNCONSTRAINED BOND FUND (Continued)
	Principal
	Amount	Value
CORPORATE BONDS (Continued)
General Electric Capital Corp.
3.500%, 6/29/15	$7,625,000	$7,863,929
1.000%, 12/11/15	18,845,000	18,989,843
1.250%, 5/15/17(a)	17,800,000	17,857,476
Goldman Sachs Group, Inc.
3.700%, 8/1/15	23,140,000	23,867,036
1.600%, 11/23/15	20,895,000	21,111,807
1.425%, 4/30/18(b)	1,400,000	1,422,604
John Deere Capital Corp.
2.250%, 6/7/16	2,975,000	3,069,129
Johnson Controls, Inc.
1.400%, 11/2/17	5,900,000	5,895,888
JPMorgan Chase & Co.
3.400%, 6/24/15	12,655,000	13,020,578
1.100%, 10/15/15	25,350,000	25,455,355
3.450%, 3/1/16	11,980,000	12,501,370
Metropolitan Life Global Funding I
1.700%, 6/29/15(c)	5,020,000	5,075,792
2.500%, 9/29/15(c)	11,665,000	11,949,801
Morgan Stanley
3.450%, 11/2/15	42,850,000	44,336,938
3.800%, 4/29/16	3,297,000	3,461,609
NBCUniversal Enterprise, Inc.
0.764%, 4/15/16(b)(c)	5,325,000	5,353,670
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	2,668,074	3,068,285
Principal Life Global Funding II
1.125%, 9/18/15(c)	6,950,000	6,991,895
Prudential Financial, Inc.
4.750%, 9/17/15	11,501,000	12,070,472
5.500%, 3/15/16	975,000	1,048,112
U.S. Airways 2010-1 Class A Pass-Through Trust
6.250%, 10/22/24	6,579,605	7,451,402
U.S. Airways 2011-1 Class A Pass-Through Trust
7.125%, 4/22/25	1,100,225	1,290,013
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 4/1/26	7,078,400	7,980,896
Verizon Communications, Inc.
1.350%, 6/9/17	19,575,000	19,568,462
Wells Fargo & Co.
0.856%, 4/23/18(b)	5,275,000	5,320,713

TOTAL CORPORATE BONDS
(Cost $655,402,181) — 28.0%		661,332,547

MORTGAGE-BACKED SECURITIES — 2.7%
Fannie Mae-Aces
Series 2014-M4, Class ASQ1,
0.484%, 1/25/17	16,192,511	16,183,087
Series 2014-M6, Class FA,
0.442%, 12/25/17(b)	7,400,000	7,398,046
Series 2014-M1, Class ASQ1,
1.388%, 11/25/18	21,779,473	21,807,895
Series 2012-M9, Class AB1,
1.372%, 4/25/22	3,815,251	3,767,079
Series 2014-M1, Class A1,
2.325%, 7/25/23(b)	13,525,073	13,767,970

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $62,614,459) — 2.7%		62,924,077

OTHER GOVERNMENTS — 0.3%
Petrobras Global Finance B.V.
2.367%, 1/15/19(b)(d)	1,120,000	1,114,400
Petroleos Mexicanos
3.500%, 7/18/18(d)	1,655,000	1,739,405
3.125%, 1/23/19(c)(d)	4,385,000	4,536,282

TOTAL OTHER GOVERNMENTS
(Cost $7,143,360) — 0.3%		7,390,087

U.S. GOVERNMENT AND AGENCIES — 54.9%
United States Treasury Note
0.250%, 12/15/14	269,605,000	269,815,562
0.250%, 2/15/15	352,145,000	352,530,247
0.125%, 4/30/15	429,305,000	429,388,714
1.500%, 2/28/19	42,135,000	42,065,856
1.500%, 5/31/19	195,385,000	194,408,075
2.500%, 5/15/24	7,715,000	7,704,153

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $1,294,240,343) — 54.9%		1,295,912,607

SHORT-TERM INVESTMENTS — 7.4%
UMB Money Market Fiduciary, 0.010%	175,642,997	175,642,997

TOTAL SHORT-TERM INVESTMENTS
(Cost $175,642,997) — 7.4%		175,642,997

TOTAL INVESTMENTS
(Cost $2,329,919,786) — 99.1%		2,339,499,275

Other assets less liabilities — 0.9%		21,671,473

TOTAL NET ASSETS — 100.0%
(equivalent to $11.65 per share; unlimited shares of $1.00 par value capital shares authorized; 155,078,659 shares outstanding for Institutional Class; equivalent to $11.64 per share; unlimited shares of $1.00 par value capital shares authorized; 47,661,717 shares outstanding for Class Y)		$2,361,170,748

LLC — Limited Liability Company

(a)	Callable.

(b)	Variable rate security (presented at the current rate as of period end).

(c)	144A restricted security.

(d)	Foreign security denominated in U.S. dollars.

50	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2014

UNCONSTRAINED BOND FUND (Continued)

FORWARD CONTRACTS

						Unrealized
		Expiration	Currency Amount	Value at	Value at	Appreciation
Description	Counterparty	Date	Purchased (Sold)	Settlement Date	June 30, 2014	(Depreciation)
Japanese Yen	JP Morgan	12/4/2014	(5,620,000,000)	$(55,141,287)	$(55,549,237)	$(407,950)
TOTAL FORWARD CONTRACTS				$(55,141,287)	$(55,549,237)	$(407,950)

FUTURES CONTRACTS

					Unrealized
	Expiration	Number of Contracts	Value at	Value at	Appreciation
Description	Date	Long (Short)	Trade Date	June 30, 2014	(Depreciation)
U.S. 10 Year Treasury Note	September 2014	(805)	$(100,095,648)	$(100,763,359)	$(667,711)
U.S. Treasury Long Bond	September 2014	(6,585)	(905,353,353)	(903,379,688)	1,973,665
TOTAL FUTURES CONTRACTS			$(1,005,449,001)	$(1,004,143,047)	$1,305,954

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of						Premiums	Unrealized
		Buy/Sell(e)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Exchange	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(f)	Value(g)	(Received)	(Depreciation)
Intercontinental Exchange	CDX North America Investment Grade Index Series 22	Sell	Baa1/BBB+	Receive	1.00%	6/20/2019	$120,120,000	$2,429,473	$1,867,225	$562,248

TOTAL SWAP CONTRACTS							$120,120,000	$2,429,473	$1,867,225	$562,248

(e)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(f)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

JUNE 30, 2014	51

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2014

(in thousands except per share data)

		Emerging
	International	Markets
	Fund	Fund
ASSETS:
Investments, at cost	$5,830,421	$10,945
Foreign currency at cost	—	246
Investments, at value	$8,561,343	$12,279
Foreign currency at value	—	243
Cash	10,666	813
Receivables:
Investments sold	—	—
Fund shares sold	4,605	—
Dividends	24,976	23
Interest	1	—
Due from Advisor(a)	—	11
Prepaid and other assets	37	8
Total assets	8,601,628	13,377
LIABILITIES:
Payables:
Investments purchased	—	85
Fund shares redeemed	13,112	—
Accrued investment advisory fees	5,089	—
Accrued administrative fees	359	1
Accrued administration and fund accounting fees	386	6
Accrued transfer agent and related service fees and expenses	1,554	8
Accrued custody fees	441	6
Accrued registration fees	—	—
Non-U.S. Taxes	—	7
Other accrued expenses	416	28
Total liabilities	21,357	141
NET ASSETS	$8,580,271	$13,236
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$5,857,621	$11,469
Accumulated:
Net investment income (loss)	10,645	12
Net realized gain (loss) on investments and foreign currency transactions	(19,452)	431
Net unrealized appreciation (depreciation) on:
Investments	2,730,922	1,327
Foreign currency translations	535	(3)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$8,580,271	$13,236
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited
SHARES ISSUED AND OUTSTANDING	226,932	1,107
NET ASSET VALUE PER SHARE	$37.81	$11.96

(a)	Represents amounts due to the Fund from the Advisor, due to Total Annual Fund Operating Expenses exceeding the contractual expense cap in place for each respective Fund. (Note 2.(a))

(b)	Based on unrounded Net Assets and Shares Outstanding.

*	Commenced operations on March 28, 2014.

See accompanying Notes to Financial Statements.

52	SCOUT FUNDS ANNUAL REPORT

		Equity				Low Duration
Global Equity		Opportunity		Mid Cap	Small Cap	Bond
Fund		Fund*		Fund	Fund	Fund

$6,577		$5,800		$2,186,094	$161,980	$26,596
—		—		—	—	—
$8,383		$6,271		$2,533,447	$250,043	$26,653
—		—		—	—	—
95		180		23,634	1,847	—

70		—		—	—	—
—		207		3,780	61	—
15		2		2,463	46	—
—		—		1	—	142
12		18		—	—	10
13		19		31	15	10
8,588		6,697		2,563,356	252,012	26,815

—		96		18,193	—	—
1		—		4,438	293	25
—		—		1,523	153	—
—		—		103	10	2
5		6		89	20	6
8		13		365	45	8
3		4		23	3	2
—		1		28	—	2
—		—		—	—	—
22		24		121	31	27
39		144		24,883	555	72
$8,549		$6,553		$2,538,473	$251,457	$26,743

$6,601		$6,003		$1,944,105	$173,963	$26,607

—		2		—	(55)	—
142		77		247,015	(10,514)	79

1,806		471		347,353	88,063	57
—		—		—	—	—
$8,549		$6,553		$2,538,473	$251,457	$26,743

Unlimited		Unlimited		Unlimited	Unlimited	Unlimited
649		597		135,083	10,267	2,642
$13.16	(b)	$10.97	(b)	$18.79	$24.49	$10.12

JUNE 30, 2014	53

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2014

(in thousands except per share data)

		Core	Unconstrained
	Core Bond	Plus Bond	Bond
	Fund	Fund	Fund
ASSETS:
Investments, at cost	$212,978	$520,833	$2,329,920
Investments, at value	$214,703	$527,902	$2,339,499
Cash at brokers deposited as margin for open futures contracts and/or segregated as collateral for open swap contracts	—	147	16,000
Cash at custodian segregated as collateral for open forward contracts	—	—	360
Receivables:
Investments sold	26,366	62,751	—
Fund shares sold	30	311	3,634
Premiums paid on open swap contracts	—	484	1,867
Unrealized appreciation on open swap contracts	—	134	562
Interest	693	1,359	6,064
Prepaid and other assets	20	36	74
Total assets	241,812	593,124	2,368,060
LIABILITIES:
Payables:
Investments purchased	18,774	42,589	—
Fund shares redeemed	76	383	3,059
Unrealized depreciation on open forward contracts	—	—	408
Variation margin	—	16	1,915
Dividends	16	86	17
Accrued investment advisory fees	38	109	629
Accrued administrative fees	9	22	98
Accrued administration and fund accounting fees	11	24	81
Accrued transfer agent and related service fees and expenses	13	15	253
Accrued custody fees	5	7	52
Accrued registration fees	—	3	86
Accrued distribution fees	4	26	169
Accrued shareholder servicing fees	1	9	—
Other accrued expenses	31	43	122
Total liabilities	18,978	43,332	6,889
NET ASSETS	$222,834	$549,792	$2,361,171
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$223,136	$542,221	$2,386,665
Accumulated:
Net investment income (loss)	(1)	(54)	792
Net realized loss on investments, forward contracts, futures contracts and swap contracts	(2,026)	332	(37,325)
Net unrealized appreciation (depreciation) on:
Investments	1,725	7,069	9,579
Forward contracts	—	—	(408)
Futures contracts	—	90	1,306
Swap contracts	—	134	562
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$222,834	$549,792	$2,361,171
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited
Shares issued and outstanding:
Institutional Class	19,071	13,878	155,078
Class Y	298	3,143	47,662
TOTAL SHARES ISSUED AND OUTSTANDING	19,369	17,021	202,740
NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS	$11.50	$32.30	$11.65
NET ASSET VALUE PER SHARE – CLASS Y	$11.50	$32.29	$11.64

See accompanying Notes to Financial Statements.

54	SCOUT FUNDS ANNUAL REPORT

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JUNE 30, 2014	55

STATEMENTS OF OPERATIONS

For the Year or Period Ended June 30, 2014
(in thousands)

			Emerging
	International		Markets
	Fund		Fund
INVESTMENT INCOME:
Dividend income	$213,712	(a)	$248 (a)
Interest income	23		—
Total investment income	213,735		248

EXPENSES:
Investment advisory fees	67,985		106
Administration and fund accounting fees	5,122		75
Transfer agent and related service fees and expenses	14,255		53
Custody fees	2,613		38
Professional fees	275		53
Federal and state registration fees	180		43
Reports to shareholders	646		6
Administrative fees	4,785		6
Insurance fees	75		—
Directors’ fees	169		—
Distribution fees	—		—
Shareholder servicing fees	—		—
Other expenses	249		21
Total expenses before waiver	96,354		401
Waiver of fees and/or other expenses assumed by Advisor	—		(226)
Net expenses	96,354		175
Net investment income (loss)	117,381		73
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, FORWARD CONTRACTS, FUTURES CONTRACTS AND SWAP CONTRACTS:
Net realized gain (loss) on:
Investments	343,768		726
Foreign currency transactions	(292)		(22)
Forward contracts	—		—
Futures contracts	—		—
Swap contracts	—		—
Net increase (decrease) in unrealized appreciation/depreciation on:
Investments	796,228		504 (c)
Foreign currency translations	643		(2)
Forward contracts	—		—
Futures contracts	—		—
Swap contracts	—		—
Net increase from payment by affiliates (Note 2.(a))	10		—

Net realized and unrealized gain (loss) on investments, foreign currency, forward contracts, future contracts and swap contracts	1,140,357		1,206
Net increase in net assets resulting from operations	$1,257,738		$1,279

(a)	Net of foreign tax withholding of (in thousands) $22,369, $21, $9, $0, and $31 respectively.

(b)	Net of foreign tax withholding of (in thousands) $0 and $4 respectively.

(c)	Net of non-U.S. taxes (in thousands) $7.

*	Commenced operations on March 28, 2014.

See accompanying Notes to Financial Statements.

56	SCOUT FUNDS ANNUAL REPORT

		Equity				Low Duration		Core	Unconstrained
Global Equity		Opportunity	Mid Cap		Small Cap	Bond	Core Bond	Plus Bond	Bond
Fund		Fund*	Fund		Fund	Fund	Fund	Fund	Fund
$149	(a)	$15 (a)	$21,922	(a)	$2,528	$—	$—	$—	$—
—		—	6		—	640	4,066 (b)	10,163	15,408 (b)
149		15	21,928		2,528	640	4,066	10,163	15,408
63		11	15,843		1,953	136	946	2,104	10,275
77		19	974		258	75	136	280	758
49		17	3,105		429	73	84	101	1,800
14		4	149		20	13	24	39	129
39		23	91		41	35	37	44	83
29		7	145		34	39	53	101	329
5		2	142		22	6	13	22	111
4		1	1,060		130	23	118	263	856
—		—	13		2	—	2	4	4
—		—	42		5	1	4	9	41
—		—	—		—	—	9	182	1,075
—		—	—		—	—	5	97	—
25		3	59		17	38	41	51	67
305		87	21,623		2,911	439	1,472	3,297	15,528
(195)		(69)	—		—	(258)	(512)	(914)	(5,742)
110		18	21,623		2,911	181	960	2,383	9,786
39		(3)	305		(383)	459	3,106	7,780	5,622

419		77	294,042		28,591	159	1,003	4,957	10,928
—		—	—		—	—	—	—	—
—		—	—		—	—	—	(531)	(1,178)
—		—	—		—	—	—	(875)	(42,508)
—		—	—		—	—	24	68	4,903

972		471	162,985		16,840	284	2,131	3,395	9,968
—		—	—		—	—	—	—	—
—		—	—		—	—	—	—	(171)
—		—	—		—	—	—	90	1,346
—		—	—		—	—	(19)	100	446
—		—	—		—	—	—	—	—

1,391		548	457,027		45,431	443	3,139	7,204	(16,266)
$1,430		$545	$457,332		$45,048	$902	$6,245	$14,984	$(10,644)

JUNE 30, 2014	57

STATEMENTS OF CHANGES IN NET ASSETS

 (in thousands)

	International Fund		Emerging Markets Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$117,381	$120,207	$73	$34
Net realized gain (loss) on investments and foreign currency transactions	343,486	191,165	704	(57)
Net increase (decrease) in unrealized appreciation/depreciation on investments and foreign currency translations	796,871	957,295	502	822
Net increase in net assets resulting from operations	1,257,738	1,268,667	1,279	799
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(118,827)	(172,491)	(41)	(25)
Net realized gain on securities	—	—	(248)	—
Total distributions to shareholders	(118,827)	(172,491)	(289)	(25)
CAPITAL SHARE TRANSACTIONS:
Shares sold	1,440,925	2,004,378	3,557	12,034
Shares issued for reinvestment of distributions	101,370	165,768	196	17
Redemption fees	16	53	—	—
Shares redeemed	(3,303,386)	(1,569,514)	(3,382)	(950)
Net increase (decrease) from capital share transactions	(1,761,075)	600,685	371	11,101
Net increase (decrease) in net assets	(622,164)	1,696,861	1,361	11,875
NET ASSETS:
Beginning of period	9,202,435	7,505,574	11,875	—
End of period	$8,580,271	$9,202,435	$13,236	$11,875
Accumulated net investment income (loss)	10,645	12,382	12	2
TRANSACTIONS IN SHARES:
Shares sold	39,936	60,706	316	1,153
Shares reinvested	2,699	4,944	18	2
Shares redeemed	(90,240)	(47,802)	(298)	(84)
Net increase (decrease)	(47,605)	17,848	36	1,071

*Commenced operations on October 15, 2012.

**Commenced operations on March 28, 2014

^Commenced operations on August 29, 2012.

See accompanying Notes to Financial Statements.

58	SCOUT FUNDS ANNUAL REPORT

		Equity
Global Equity Fund		Opportunity Fund	Mid Cap Fund		Small Cap Fund		Low Duration Bond Fund
For the	For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2014	June 30, 2013	June 30, 2014**	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013^

$39	$44	$(3)	$305	$13,524	$(383)	$329	$459	$200
419	235	77	294,042	113,337	28,591	21,604	159	49

972	709	471	162,985	145,272	16,840	37,950	284	(227)
1,430	988	545	457,332	272,133	45,048	59,883	902	22

(46)	(40)	—	(405)	(10,940)	—	(791)	(539)	(209)
—	—	—	(109,300)	(18,326)	—	—	(42)	(1)
(46)	(40)	—	(109,705)	(29,266)	—	(791)	(581)	(210)

550	1,246	6,034	941,236	639,549	29,274	19,556	41,777	33,990
45	40	—	96,435	25,072	—	754	580	210
—	—	—	—	32	—	—	—	—
(431)	(349)	(26)	(447,401)	(547,776)	(66,746)	(66,021)	(49,463)	(484)
164	937	6,008	590,270	116,877	(37,472)	(45,711)	(7,106)	33,716
1,548	1,885	6,553	937,897	359,744	7,576	13,381	(6,785)	33,528

7,001	5,116	—	1,600,576	1,240,832	243,881	230,500	33,528	—
$8,549	$7,001	$6,553	$2,538,473	$1,600,576	$251,457	$243,881	$26,743	$33,528
—	9	2	—	395	(55)	(425)	—	—

46	115	600	53,232	44,536	1,288	1,022	4,137	3,373
4	4	—	5,495	1,825	—	45	58	21
(36)	(34)	(3)	(25,238)	(38,430)	(2,888)	(3,774)	(4,899)	(48)
14	85	597	33,489	7,931	(1,600)	(2,707)	(704)	3,346

JUNE 30, 2014	59

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Core Bond Fund		Core Plus Bond Fund		Unconstrained Bond Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,106	$2,637	$7,780	$8,198	$5,622	$1,961
Net realized gain (loss) on investments, forward contracts, futures contracts and swap contracts	1,027	1,203	3,619	10,434	(27,855)	4,138
Net increase (decrease) in unrealized appreciation/depreciation on investments, forward contracts, futures contracts and swap contracts	2,112	(2,811)	3,585	(5,972)	11,589	(1,712)
Net increase from payment by affiliates	—	—	—	9	—	—
Net increase in net assets resulting from operations	6,245	1,029	14,984	12,669	(10,644)	4,387

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(3,390)	(2,933)	(6,324)	(7,781)	(3,418)	(2,305)
Class Y	(38)	(48)	(686)	(538)	(409)	(126)
Net realized gain on securities:
Institutional Class	(873)	(3,718)	(1,873)	(20,398)	(8,723)	(2,920)
Class Y	(12)	(89)	(198)	(1,633)	(3,135)	—
Total distributions to shareholders	(4,313)	(6,788)	(9,081)	(30,350)	(15,685)	(5,351)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Shares sold	55,104	160,165	187,790	143,800 (a)	1,784,556	432,355
Shares issued for reinvestment of distributions	3,882	6,174	6,308	25,797	11,845	5,159
Shares redeemed	(100,573)	(71,801)	(180,953)	(166,039)	(390,005)	(49,767)
Net increase (decrease) from capital share transactions	(41,587)	94,538	13,145	3,558	1,406,396	387,747
Class Y:
Shares sold	1,453	7,871	99,240	56,780	639,431	131,194
Shares issued for reinvestment of distributions	50	137	856	2,069	3,527	125
Shares redeemed	(4,456)	(3,665)	(53,407)	(30,914)	(206,456)	(6,153)
Net increase (decrease) from capital share transactions	(2,953)	4,343	46,689	27,935	436,502	125,166
Net increase (decrease) from capital share transactions	(44,540)	98,881	59,834	31,493	1,842,898	512,913
Net increase (decrease) in net assets	(42,608)	93,122	65,737	13,812	1,816,569	511,949
NET ASSETS:
Beginning of period	265,442	172,320	484,055	470,243	544,602	32,653
End of period	$222,834	$265,442	$549,792	$484,055	$2,361,171	$544,602
Accumulated net investment income (loss)	(1)	—	(54)	(108)	792	119
TRANSACTIONS IN SHARES:
Institutional Class:
Shares sold	4,828	13,696	5,857	4,330 (a)	151,327	36,714
Shares reinvested	339	529	196	787	1,001	443
Shares redeemed	(8,812)	(6,164)	(5,642)	(5,044)	(33,143)	(4,228)
Net increase (decrease)	(3,645)	8,061	411	73	119,185	32,929
Class Y:
Shares sold	127	672	3,092	1,727	54,298	11,147
Shares reinvested	4	11	26	63	298	11
Shares redeemed	(391)	(315)	(1,662)	(945)	(17,569)	(523)
Net increase (decrease)	(260)	368	1,456	845	37,027	10,635
Net increase (decrease)	(3,905)	8,429	1,867	918	156,212	43,564

(a)	Includes (in thousands) $7,953 and 233 shares from an in-kind transfer of securities on November 30, 2012 from the account of an advisory client separately managed by the Advisor.

See accompanying Notes to Financial Statements.

60	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT INTERNATIONAL FUND

	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$33.52	$29.24	$33.70	$25.91	$23.13

Income from investment operations:
Net investment income	0.50	0.44	0.47	0.46	0.33
Net realized and unrealized gain (loss) on securities	4.29	4.49	(4.47)	7.80	2.79
Total from investment operations	4.79	4.93	(4.00)	8.26	3.12

Distributions from:
Net investment income	(0.50)	(0.65)	(0.46)	(0.47)	(0.34)
Net asset value, end of period	$37.81	$33.52	$29.24	$33.70	$25.91
Total return	14.30%	16.86%	(11.78)%	32.00%	13.41%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$8,580	$9,202	$7,506	$8,440	$5,333
Ratio of expenses to average net assets	1.01%	1.01%	0.99%	0.94%	0.97%
Ratio of net investment income to average net assets	1.23%	1.39%	1.61%	1.50%	1.35%
Portfolio turnover rate	12%	31%	20%	13%	12%

SCOUT EMERGING MARKETS FUND (Fund Inception October 15, 2012)

	For the	For the
	Year Ended	Period Ended
	June 30, 2014	June 30, 2013
Net asset value, beginning of period	$11.09	$10.00

Income from investment operations:
Net investment income	0.06	0.03
Net realized and unrealized gain on securities	1.07	1.08
Total from investment operations	1.13	1.11

Distributions from:
Net investment income	(0.04)	(0.02)
Net realized gain on securities	(0.22)	—
Total distributions	(0.26)	(0.02)
Net asset value, end of period	$11.96	$11.09
Total return	10.38%	11.14	%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13	$12
Ratio of expenses to average net assets:
Net of waivers	1.40%	1.40	%(b)
Before waivers	3.21%	3.40	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.58%	0.52	%(b)
Before waivers	(1.23)%	(1.48	)%(b)
Portfolio turnover rate	66%	61	%(a)

(a)	Not annualized.

(b)	Annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2014	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT GLOBAL EQUITY FUND (Fund Inception June 30, 2011)

	For the Years Ended June 30,
	2014	2013	2012
Net asset value, beginning of period	$11.02	$9.29	$10.00

Income from investment operations:
Net investment income	0.06	0.07	0.06
Net realized and unrealized gain (loss) on securities	2.15	1.73	(0.71)
Total from investment operations	2.21	1.80	(0.65)

Distributions from:
Net investment income	(0.07)	(0.07)	(0.06)
Net asset value, end of period	$13.16	$11.02	$9.29
Total return	20.07%	19.41%	(6.46)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9	$7	$5
Ratio of expenses to average net assets:
Net of waivers	1.40%	1.40%	1.40%
Before waivers	3.87%	4.80%	5.25%
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.50%	0.75%	0.70%
Before waivers	(1.97)%	(2.65)%	(3.15)%
Portfolio turnover rate	81%	110%	168%

SCOUT EQUITY OPPORTUNITY FUND (Fund Inception March 28, 2014)

	For the
	Period Ended
	June 30, 2014
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on securities	0.98
Total from investment operations	0.97
Net asset value, end of period	$10.97
Total return	9.70	%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7
Ratio of expenses to average net assets:
Net of waivers	1.25	%(b)
Before waivers	5.87	%(b)
Ratio of net investment loss to average net assets:
Net of waivers	(0.21	)%(b)
Before waivers	(4.83	)%(b)
Portfolio turnover rate	14	%(a)

(a)	Not annualized.

(b)	Annualized.

See accompanying Notes to Financial Statements.

62	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT MID CAP FUND

	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.75	$13.25	$14.68	$10.39	$8.30

Income from investment operations:
Net investment income	— (a)	0.14	0.09	0.07	0.04
Net realized and unrealized gain (loss) on securities	3.99	2.67	(0.86)	4.88	2.09
Total from investment operations	3.99	2.81	(0.77)	4.95	2.13

Distributions from:
Net investment income	— (a)	(0.11)	(0.08)	(0.06)	(0.04)
Net realized gain on securities	(0.95)	(0.20)	(0.58)	(0.60)	—
Total distributions	(0.95)	(0.31)	(0.66)	(0.66)	(0.04)
Net asset value, end of period	$18.79	$15.75	$13.25	$14.68	$10.39
Total return	25.75%	21.53%	(4.94)%	48.34%	25.61%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,538	$1,601	$1,241	$518	$156
Ratio of expenses to average net assets:
Net of reimbursements	1.02%	1.07%	1.06%	1.04%	1.13%
Before reimbursements	1.02%	1.07%	1.06%	1.04%	1.10%
Ratio of net investment income to average net assets:
Net of reimbursements	0.01%	0.97%	0.71%	0.71%	0.40%
Before reimbursements	0.01%	0.97%	0.71%	0.71%	0.43%
Portfolio turnover rate	134%	127%	217%	195%	184%

(a)	Resulted in less than $0.005 per share.

SCOUT SMALL CAP FUND

	For the Years Ended June 30,
	2014	2013	2012		2011	2010
Net asset value, beginning of period	$20.55	$15.82	$16.88		$12.06	$10.98

Income from investment operations:
Net investment income (loss)	(0.04)	0.02	0.02		(0.04)	(0.06)
Net realized and unrealized gain (loss) on securities	3.98	4.77	(1.08)		4.86	1.14
Total from investment operations	3.94	4.79	(1.06)		4.82	1.08

Distributions from:
Net investment income	—	(0.06)	—		—	—
Net asset value, end of period	$24.49	$20.55	$15.82		$16.88	$12.06
Total return	19.17%	30.39%	(6.28)%		39.97%	9.84%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$251	$244	$230		$317	$379
Ratio of expenses to average net assets	1.12%	1.13%	1.12%		1.03%	1.06%
Ratio of net investment income (loss) to average net assets	(0.15)%	0.14%	0.09%		(0.21)%	(0.41)%
Portfolio turnover rate	17%	23%	38	%(a)	63%	358%

(a)	The denominator in the portfolio turnover calculation does not include the value of securities previously owned by the TrendStar Small Cap Fund, which was reorganized into the Small Cap Fund effective as of the close of business on September 30, 2011.

See accompanying Notes to Financial Statements.

JUNE 30, 2014	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT LOW DURATION BOND FUND (Fund Inception August 29, 2012)

	For the	For the
	Year Ended	Period Ended
	June 30, 2014	June 30, 2013
Net asset value, beginning of period	$10.02	$10.00

Income from investment operations:
Net investment income	0.10	0.14
Net realized and unrealized gain on securities	0.14	0.02
Total from investment operations	0.24	0.16

Distributions from:
Net investment income	(0.13)	(0.14)
Net realized gain on securities	(0.01)	—	(a)
Total distributions	(0.14)	(0.14)
Net asset value, end of period	$10.12	$10.02
Total return	2.38%	1.60	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$27	$34
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.40	%(c)
Before waivers	0.97%	1.73	%(c)
Ratio of net investment income to average net assets:
Net of waivers	1.02%	1.49	%(c)
Before waivers	0.45%	0.15	%(c)
Portfolio turnover rate	170%	121	%(b)

(a)	Resulted in less than $0.005 per share.

(b)	Not annualized.

(c)	Annualized.

See accompanying Notes to Financial Statements.

64	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE BOND FUND — INSTITUTIONAL CLASS*

	For the Years Ended June 30,
	2014	2013	2012	2011	2010(a)
Net asset value, beginning of period	$11.41	$11.61	$11.31	$11.09	$9.94

Income from investment operations:
Net investment income	0.15	0.13	0.20	0.25	0.38 (b)
Net realized and unrealized gain on securities	0.15	0.01	0.71	0.26	1.15
Total from investment operations	0.30	0.14	0.91	0.51	1.53

Distributions from:
Net investment income	(0.17)	(0.15)	(0.22)	(0.29)	(0.38)
Net realized gain on securities	(0.04)	(0.19)	(0.39)	—	—
Total distributions	(0.21)	(0.34)	(0.61)	(0.29)	(0.38)
Net asset value, end of period	$11.50	$11.41	$11.61	$11.31	$11.09
Total return	2.65%	1.20%	8.24%	4.54%	15.60%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$219	$259	$170	$144	$66
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.40%	0.40%	0.38%	0.35%
Before waivers	0.62%	0.64%	0.67%	0.64%	0.72%
Ratio of net investment income to average net assets:
Net of waivers	1.32%	1.13%	1.69%	2.09%	3.60%
Before waivers	1.10%	0.89%	1.42%	1.83%	3.23%
Portfolio turnover rate	636%	607%	586%	564%	1,063%

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Fund, which was reorganized into the Scout Funds family as the Scout Core Bond Fund – Institutional Class after the close of business on April 21, 2011.

(a)	In connection with the reorganization of the Frontegra Columbus Core Fund into the Scout Core Bond Fund – Institutional Class, a conversion factor of 1.04 was applied to the June 30, 2010 per share amounts to properly reflect the historical performance of the fund.
(b)	Per share net investment income has been calculated using the daily average share method.

See accompanying Notes to Financial Statements.

JUNE 30, 2014	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE BOND FUND — CLASS Y (Class Inception April 21, 2011)

				For the
	For the Years Ended June 30,			Period Ended
	2014	2013	2012	June 30, 2011
Net asset value, beginning of period	$11.40	$11.61	$11.30	$11.19

Income from investment operations:
Net investment income	0.11	0.10	0.18	0.04
Net realized and unrealized gain on securities	0.16	— (a)	0.71	0.11
Total from investment operations	0.27	0.10	0.89	0.15

Distributions from:
Net investment income	(0.13)	(0.12)	(0.19)	(0.04)
Net realized gain on securities	(0.04)	(0.19)	(0.39)	—
Total distributions	(0.17)	(0.31)	(0.58)	(0.04)
Net asset value, end of period	$11.50	$11.40	$11.61	$11.30
Total return	2.34%	0.83%	8.06%	1.33	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4	$6	$2	$3
Ratio of expenses to average net assets:
Net of waivers	0.79%	0.71%	0.57%	0.80	%(c)
Before waivers	1.01%	0.95%	0.84%	0.96	%(c)
Ratio of net investment income to average net assets:
Net of waivers	0.93%	0.82%	1.52%	1.25	%(c)
Before waivers	0.71%	0.58%	1.25%	1.09	%(c)
Portfolio turnover rate	636%	607%	586%	564	%(b)

(a)	Resulted in less than $0.005 per share.

(b)	Not annualized.

(c)	Annualized.

See accompanying Notes to Financial Statements.

66	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE PLUS BOND FUND — INSTITUTIONAL CLASS*

	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$31.94	$33.03	$31.97	$32.70	$30.40

Income from investment operations:
Net investment income	0.49	0.55	0.76	1.08	1.84
Net realized and unrealized gain on securities	0.44	0.35	2.51	0.73	3.80
Total from investment operations	0.93	0.90	3.27	1.81	5.64

Distributions from:
Net investment income	(0.44)	(0.56)	(0.92)	(1.31)	(1.90)
Net realized gain on securities	(0.13)	(1.43)	(1.29)	(1.23)	(1.44)
Total distributions	(0.57)	(1.99)	(2.21)	(2.54)	(3.34)
Net asset value, end of period	$32.30	$31.94	$33.03	$31.97	$32.70
Total return	2.94%	2.64%	10.61%	5.80%	19.12%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$448	$430	$442	$398	$414
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.40%	0.40%	0.38%	0.35%
Before waivers	0.57%	0.59%	0.56%	0.50%	0.49%
Ratio of net investment income to average net assets:
Net of waivers	1.53%	1.65%	2.25%	3.34%	5.49%
Before waivers	1.36%	1.46%	2.09%	3.22%	5.35%
Portfolio turnover rate	663%	604%	593%	623%	1,006%

*	Financial information through April 21, 2011 is for the Frontegra Columbus Core Plus Fund – Institutional Class, which was reorganized into the Scout Funds family as the Scout Core Plus Bond Fund – Institutional Class as of the close of business on April 21, 2011.

See accompanying Notes to Financial Statements.

JUNE 30, 2014	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE PLUS BOND FUND — CLASS Y (Class Inception November 12, 2009)*

					For the
		For the Years Ended June 30,			Period Ended
	2014	2013	2012	2011	June 30, 2010
Net asset value, beginning of period	$31.94	$33.03	$31.98	$32.69	$33.08

Income from investment operations:
Net investment income	0.38	0.48	0.80	0.59	0.98
Net realized and unrealized gain on securities	0.43	0.31	2.39	1.10	1.30
Total from investment operations	0.81	0.79	3.19	1.69	2.28

Distributions from:
Net investment income	(0.33)	(0.45)	(0.85)	(1.17)	(1.23)
Net realized gain on securities	(0.13)	(1.43)	(1.29)	(1.23)	(1.44)
Total distributions	(0.46)	(1.88)	(2.14)	(2.40)	(2.67)
Net asset value, end of period	$32.29	$31.94	$33.03	$31.98	$32.69
Total return	2.54%	2.30%	10.34%	5.41%	7.33% (a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$102	$54	$28	$6	$4
Ratio of expenses to average net assets:
Net of waivers	0.78%	0.75%	0.57%	0.78%	0.75%(b)
Before waivers	0.95%	0.94%	0.73%	0.90%	0.89%(b)
Ratio of net investment income to average net assets:
Net of waivers	1.15%	1.30%	2.09%	2.90%	4.12%(b)
Before waivers	0.98%	1.11%	1.93%	2.78%	3.98%(b)
Portfolio turnover rate	663%	604%	593%	623%	1,006%(a)

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund – Class Y, which was reorganized into the Scout Funds family as the Scout Core Plus Bond Fund – Class Y as of the close of business on April 21, 2011.

(a)	Not annualized.

(b)	Annualized.

See accompanying Notes to Financial Statements.

68	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT UNCONSTRAINED BOND FUND — INSTITUTIONAL CLASS (Class Inception September 29, 2011)

			For the
	For the Years Ended		Period Ended
	June 30, 2014	June 30, 2013	June 30, 2012
Net asset value, beginning of period	$11.70	$11.02	$10.00

Income from investment operations:
Net investment income	0.04	0.24	0.35
Net realized and unrealized gain on securities	0.01	1.15	1.22
Total from investment operations	0.05	1.39	1.57

Distributions from:
Net investment income	(0.03)	(0.23)	(0.37)
Net realized gain on securities	(0.07)	(0.48)	(0.18)
Total distributions	(0.10)	(0.71)	(0.55)

Net asset value, end of period	$11.65	$11.70	$11.02

Total return	0.44%	12.72%	16.23% (a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,806	$420	$33
Ratio of expenses to average net assets:
Net of waivers	0.50%	0.59%	0.99%(b)
Before waivers	0.84%	0.96%	1.62%(b)
Ratio of net investment income to average net assets:
Net of waivers	0.40%	1.36%	3.60%(b)
Before waivers	0.06%	0.99%	2.97%(b)
Portfolio turnover rate	422%	140%	224%(a)

(a)	Not annualized.

(b)	Annualized.

SCOUT UNCONSTRAINED BOND FUND — CLASS Y (Class Inception December 31, 2012)

	For the	For the
	Year Ended	Period Ended
	June 30, 2014	June 30, 2013
Net asset value, beginning of period	$11.71	$11.62

Income from investment operations:
Net investment income	0.01	0.11
Net realized and unrealized gain on securities	— (a)	0.09
Total from investment operations	0.01	0.20

Distributions from:
Net investment income	(0.01)	(0.11)
Net realized gain on securities	(0.07)	—
Total distributions	(0.08)	(0.11)

Net asset value, end of period	$11.64	$11.71

Total return	0.12%	1.68	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$555	$125
Ratio of expenses to average net assets:
Net of waivers	0.78%	0.77	%(c)
Before waivers	1.12%	1.17	%(c)
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.12%	0.84	%(c)
Before waivers	(0.22)%	0.44	%(c)
Portfolio turnover rate	422%	140	%(b)

(a)	Resulted in less than $0.05 per share.
(b)	Not annualized.
(c)	Annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2014	69

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Scout Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of the following ten diversified portfolios: Scout International Fund (“International” or “International Fund”), Scout Emerging Markets Fund (“Emerging Markets” or “Emerging Markets Fund”), Scout Global Equity Fund (“Global Equity” or “Global Equity Fund”), Scout Equity Opportunity Fund (“Equity Opportunity” or “Equity Opportunity Fund”), Scout Mid Cap Fund (“Mid Cap” or “Mid Cap Fund”), Scout Small Cap Fund (“Small Cap” or “Small Cap Fund”), Scout Low Duration Bond Fund (“Low Duration Bond” or “Low Duration Bond Fund”), Scout Core Bond Fund (“Core Bond” or “Core Bond Fund”), Scout Core Plus Bond Fund (“Core Plus Bond” or “Core Plus Bond Fund”), and Scout Unconstrained Bond Fund (“Unconstrained Bond” or “Unconstrained Bond Fund”) (individually referred to as a “Fund,” or collectively as the “Funds”).

The Funds’ investment objectives are as follows:

Fund	Investment Objective
International	Long-term growth of capital and income
Emerging Markets	Long-term growth of capital
Global Equity	Long-term growth of capital
Equity Opportunity	Long-term growth of capital
Mid Cap	Long-term growth of capital
Small Cap	Long-term growth of capital
Low Duration Bond	High level of total return consistent with the
preservation of capital
Core Bond	High level of total return consistent with the
preservation of capital
Core Plus Bond	High level of total return consistent with the
preservation of capital
Unconstrained Bond	Maximize total return consistent with the
preservation of capital

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Security Valuations — Each security owned by a Fund that is listed on an exchange, except the NASDAQ National Market® and NASDAQ Capital Market® exchanges, is valued at its last sale price on that exchange on the date when Fund assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. NASDAQ National Market® and NASDAQ Capital Market® securities will be valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If an exchange is open for trading on a day but there are no sales, the security is valued at the mean between the last current closing bid and asked prices. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued by using an evaluated bid price furnished by an independent pricing service, which utilizes reported trades, dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days may be valued at amortized cost. Swaps, such as credit default swaps, are valued by an independent pricing service. If a security purchased on behalf of a Fund is not priced by an independent pricing service, Scout Investments, Inc. (the “Advisor”) shall determine whether market quotations are readily available. If market quotations are readily available, the Advisor shall obtain a price from an independent dealer based on the current closing bid price.

When a Fund buys a when-issued security or a mortgage-backed security, the securities are valued by using an evaluated bid price furnished by an independent pricing service. When a Fund buys a when-issued or a morgage-backed security and the security is not yet being priced by a pricing service, the securities will be valued at their fair value as determined in good faith by the Advisor implementing procedures adopted by the Board of Trustees of the Trust (the “Board”). Options are valued at the mean between the current bid and asked prices. Futures contracts are valued at the last reported sale price at valuation time on the exchange on which they are traded. Foreign equity securities, debt securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of 4:00 p.m. Eastern Standard Time. Foreign forward currency contracts are valued at the mean between the bid and asked exchange rates. Rights and warrants are generally valued at the last sale price at the close of the exchange on which the security is principally traded. Redeemable securities issued by open-end investment companies are valued on any given business day using the respective closing Net Asset Values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. Restricted securities will generally be priced at fair value in accordance with the procedures adopted by the Board. If any short positions are maintained by the Fund, including short positions in options and futures contracts, they shall be valued in accordance with the same methodologies and procedures with respect to equity investments.

When market quotations are not readily available or where the quoted price does not accurately reflect the appropriate fair market value of the security, any security or other asset is valued at its fair value as determined in good faith by the Advisor using procedures adopted by, and under the supervision of, the Board. A Fund will also value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its NAV.

The Funds’ fair value pricing of securities traded on foreign exchanges utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The Funds may rely on the third-party pricing service’s prices to reflect events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the New York Stock Exchange (“NYSE”). In certain circumstances, if events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing services will provide revised values to the Funds. The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices.

In the event that a fair valuation determination is necessary with respect to a security or other asset of the Funds for which a market quotation is not readily available or is unreliable, the Valuation Committee shall consider all appropriate factors relevant to the value of the security or other asset and shall determine the method of arriving at the fair value thereof. Generally, any

70	SCOUT FUNDS ANNUAL REPORT

member of the Valuation Committee can make the valuation determination with consent of another voting member of the Valuation Committee that is not on the Fund team affected, but, if feasible, should involve a member of fund accounting and the Fund manager. As a general principle, the “fair value” of a security or other asset should be the amount that the Fund might reasonably expect to realize upon the current sale of the security or other asset. Valuation policies and procedures are reviewed annually by the Board. Quarterly, the Board analyzes fair valued securities utilized in the Funds during the period as well as reviews the independent third party fair valuation analysis report.

Various inputs are used in determining the value of a Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.); or

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used, as of June 30, 2014, in valuing the Funds’ assets:

International:

Security Type	Level 1	Level 2	Level 3	Total

Investments
Common Stocks(a)	$8,421,313,233	$—	$—	$8,421,343,233
Short-Term Investments	140,000,000	—	—	140,000,000
Total Investments	$8,561,313,233	$—	$—	$8,561,343,233

Emerging Markets:

Security Type	Level 1	Level 2	Level 3	Total

Common Stocks (a)	$12,279,095	$—	$—	$12,279,095

Global Equity:

Security Type	Level 1	Level 2	Level 3	Total

Common Stocks (a)	$8,383,465	$—	$—	$8,383,465

Equity Opportunity:

Security Type	Level 1	Level 2	Level 3	Total

Common Stocks (a)	$6,271,111	$—	$—	$6,271,111

Mid Cap:

Security Type	Level 1	Level 2	Level 3	Total

Investments
Common Stocks(a)	$2,500,447,134	$—	$—	$2,500,447,134
Short-Term Investments	33,000,000	—	—	33,000,000

Total Investments	$2,533,447,134	$—	$—	$2,533,447,134

Small Cap:

Security Type	Level 1	Level 2	Level 3	Total

Common Stocks(a)	$250,042,650	$—	$—	$250,042,650

Low Duration Bond:

Security Type	Level 1	Level 2	Level 3	Total

Investments
Asset-Backed Securities	$—	$3,417,297	$—	$3,417,297
Commercial Mortgage-Backed Securities	—	3,676,747	—	3,676,747
Corporate Bonds	—	8,929,413	—	8,929,413
Mortgage-Backed Securities	—	8,779,143	—	8,779,143
Other Governments	—	379,878	—	379,878
U.S. Government and Agencies	—	312,571	—	312,571
Short-Term Investments	1,157,564	—	—	1,157,564

Total Investments	$1,157,564	$25,495,049	$—	$26,652,613

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JUNE 30, 2014	71

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Core Bond:

Security Type	Level 1	Level 2	Level 3	Total

Investments
Asset-Backed Securities	$—	$4,016,837	$—	$4,016,837
Commercial Mortgage-Backed Securities	—	18,633,976	—	18,633,976
Corporate Bonds	—	62,930,224	—	62,930,224
Mortgage-Backed Securities	—	32,884,118	—	32,884,118
Other Governments	—	1,653,060	—	1,653,060
U.S. Government and Agencies	—	90,911,926	—	90,911,926
Short-Term Investments	3,673,192	—	—	3,673,192
Total Investments	$3,673,192	$211,030,141	$—	$214,703,333

Core Plus Bond:

Security Type	Level 1	Level 2	Level 3	Total

Investments
Asset-Backed Securities	$—	$21,723,295	$—	$21,723,295
Commercial Mortgage-Backed Securities	—	31,769,113	—	31,769,113
Corporate Bonds	—	125,402,605	—	125,402,605
Mortgage-Backed Securities	—	66,587,359	—	66,587,359
Other Governments	—	2,936,720	—	2,936,720
U.S. Government and Agencies	—	271,960,793	—	271,960,793
Short-Term Investments	7,522,190	—	—	7,522,190
Total Investments	$7,522,190	$520,379,885	$—	$527,902,075

Other Financial Instruments(b)
Futures Contracts	$89,711	$—	$—	$89,711
Swap Contracts	—	618,088	—	618,088

Total Other Financial Instruments	$89,711	$618,088	$—	$707,799

Unconstrained Bond:

Security Type	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$92,023,787	$—	$92,023,787
Commercial Mortgage-Backed Securities	—	44,273,173	—	44,273,173
Corporate Bonds	—	661,332,547	—	661,332,547
Mortgage-Backed Securities	—	62,924,077	—	62,924,077
Other Governments	—	7,390,087	—	7,390,087
U.S. Government and Agencies	—	1,295,912,607	—	1,295,912,607
Short-Term Investments	175,642,997	—	—	175,642,997
Total Investments	$175,642,997	$2,163,856,278	$—	$2,339,499,275

Other Financial Instruments(b)
Futures Contracts	$1,305,954	$—	$—	$1,305,954
Swap Contracts	—	2,429,473	—	2,429,473
Total Other Financial Instruments	$1,305,954	$2,429,473	$—	$3,735,427

Liabilities
Other Financial Instruments(b)
Forward Contracts	$—	$407,950	—	$407,950

(a)	For a detailed break-out of common stocks by sector classification, please refer to the Schedule of Investments.
(b)	Other financial instruments are derivative instruments, such as forward contracts, futures contracts and swap contracts. Forward contracts, futures contracts and swap contracts are shown at the fair value of the instrument.

72	SCOUT FUNDS ANNUAL REPORT

The Funds did not hold any Level 3 investments during the periods ended June 30, 2014. It is the Funds’ policy to recognize transfers between Levels at the end of the period. There were no transfers during the period. A security’s classification as Level 1 or Level 2 within the International, Emerging Markets and Global Equity Funds can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the Funds calculate their NAV. Per the Funds’ Pricing and Fair Value Determinations Policies and Procedures, if the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

(b)	Derivatives — The following disclosure provides certain information about the Funds’ derivative and hedging activities. See Notes 6 and 7 regarding other derivative information.

i.	Forward currency contracts — The Low Duration Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into forward currency contracts (“forward contracts”) in order to hedge the impact of adverse changes in the relationships between the US$ and various foreign currencies, or for any other lawful hedging purpose consistent with their investment objectives. Forward contracts are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date. The fair value of a forward contract fluctuates with changes in currency exchange rates. Outstanding forward contracts are valued daily at current forward rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward contract was opened and the value at the time it was settled.

The risks to the Funds of entering into forward contracts include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets.

Details of forward contracts, if any, at period end are included in the Schedules of Investments under the caption “Forward Contracts.”

ii.	Credit default swap contracts — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into credit default swap agreements to enhance the Funds’ returns, increase liquidity and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a relatively efficient way. The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund. The Funds may enter into credit default swap agreements either as a buyer or seller. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Interest paid to or by the Funds is accrued daily and included in realized gain (loss) on swap agreements. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swap agreements, including accruals of periodic amounts of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts.

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JUNE 30, 2014	73

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Credit default swaps sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and, with respect to over-the-counter credit default swaps, counterparty credit risk and credit risk of the issuer.

In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. The Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. Segregated collateral for swap contracts is presented in the Statements of Assets and Liabilities.

Details of swap contracts at period end are included in the Schedules of Investments under the caption “Swap Contracts.”

iii.	Futures contracts — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into futures contracts (“Futures”), including index and interest rate Futures, as a hedge against movements in the equity and bond markets in order to establish more definitively the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the Commodity Exchange Act, including as a means to gain or reduce exposure to a reference instrument without actually buying or selling it.

When a Fund enters into Futures, it must deliver to an account controlled by the futures commission merchant (“FCM”) an amount referred to as “initial margin.” Initial margin requirements are determined by the respective exchanges on which the Futures are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the Futures. The account is marked-to-market daily and the unrealized gains or losses are recorded as variation margin and monitored by the Advisor and custodian on a daily basis. When Futures are closed out, the Fund recognizes a realized gain or loss.

The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. The purchase of Futures involves the risk that the Fund could lose more than the amount invested in Futures. Margin for Futures is presented in the Statements of Assets and Liabilities.

Details of Futures at period end are included in the Schedules of Investments under the caption “Futures Contracts.”

For the year ended June 30, 2014, the monthly average volume of derivative activities are as follows:

	Low Duration	Core	Core Plus	Unconstrained
	Bond	Bond	Bond	Bond
Forward currency contracts purchased (U.S. Dollar amounts)	$—	$ N/A	$747,444	$3,258,629
Forward currency contracts sold (U.S. Dollar amounts)	—	N/A	—	23,620,027
Futures contracts long position (number of contracts)	—	—	—	27
Futures contracts short position (number of contracts)	—	—	53	2,845
Credit default swap contracts (Notional amount in U.S. Dollars)	$—	$591,538	$11,777,846	$114,187,323

For the year ended June 30, 2014, the total number of derivative contracts entered into are as follows:

	Low Duration	Core	Core Plus	Unconstrained
	Bond	Bond	Bond	Bond

Forward currency contracts purchased	—	N/A	1	5
Forward currency contracts sold	—	N/A	—	8
Futures contracts long position	—	—	—	1,810
Futures contracts short position	—	—	692	42,965
Credit default swap contracts	—	—	9	20

(c)	To-Be-Announced Securities — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into to-be-announced securities.

A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. As a purchaser of a TBA, the Fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent SEC positions. As a seller of a TBA, the Fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered. Earmarked commitment for to-be-announced securities is presented in the Schedule of Investments. As of June 30, 2014, the Funds were not entered into to-be-announced securities.

(d)	Security Transactions and Related Investment Income — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

74	SCOUT FUNDS ANNUAL REPORT

(e)	Foreign Currency and Risk — Amounts denominated in, or expected to settle in, foreign currencies (“FCs”) are translated into United States dollars (“US$”) at rates provided by an independent pricing service on the following basis:

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern Standard Time on June 30, 2014.

ii.	Purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments on the Statements of Operations.

Reported net realized foreign currency gains or losses arise from sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

(f)	Federal Income Taxes — The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Management of the Funds has analyzed all open tax years for all major jurisdictions, which the Funds consider to be its federal income tax filings. The open tax years include the current year plus the prior three tax years, or all years for those Funds which have been in existence fewer than three years. As of and during the year or period ended June 30, 2014, the Funds did not record a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2014, the following Funds had net capital loss carryovers:

(in thousands)	Small Cap	Core Bond

For losses expiring June 30,
2016	$625	$—
2017	313	—
2018	9,721	—
2019	—	—
Not subject to expiration:
Short-term	—	2,024
	$10,659	$2,024

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2014, the International, Emerging Markets, Global Equity and Small Cap Funds utilized (in thousands) $276,162, $14, $234 and $28,802, respectively, of their capital loss carryovers.

Included in the net capital loss carryover for the Small Cap Fund is (in thousands) $938 of capital loss carryovers subject to certain limitations upon availability to offset future gains, if any, as the successor of a merger. During the fiscal year ended June 30, 2012, the Small Cap Fund forfeited

(in thousands) $31,941 of capital loss carryovers acquired from the TrendStar Small Cap Fund due to the change in ownership rules in the tax law.

The Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those post-enactment years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2014, the International and Unconstrained Bond Funds had (in thousands) $28,066 and $36,015 of post-October capital losses, respectively, which are deferred until July 1, 2014 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2014, the Small Cap Fund had (in thousands) $54 of qualified late-year ordinary losses, which are deferred until fiscal year 2015 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

(g)	Distributions to Shareholders — Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from GAAP. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

(h)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(i)	Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

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JUNE 30, 2014	75

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

(j)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(k)	Multiple Share Classes – Bond Funds — The Core Bond, Core Plus Bond and Unconstrained Bond Funds each offer two classes of shares (Institutional Class and Class Y). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(l)	Transfer in-kind – Core Plus Bond Fund — On November 30, 2012, the Core Plus Bond Fund received an in-kind transfer of securities from the account of an advisory client separately managed by the Advisor. The transfer was non-taxable, whereby the Fund issued 233,033 shares equal to the market value of the securities received. The investment portfolio of the securities transferred had a fair value of $7,953,408. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a)	Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor. Each of the Funds were subject to fees at the following annual rates under the Agreement for the period from July 1, 2013 through June 30, 2014:

International — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Emerging Markets — 0.85% of average daily net assets.

Global Equity — 0.80% of average daily net assets.

Equity Opportunity — 0.75% of average daily net assets.

Mid Cap — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Small Cap — 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets over $1 billion.

Low Duration Bond — 0.30% of average daily net assets.

Core Bond and Core Plus Bond — 0.40% of the respective Fund’s average daily net assets.

Unconstrained Bond — 0.60% of average daily net assets.

The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2014 for the Emerging Markets, Global Equity, Equity Opportunity, Mid Cap and Low Duration Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees and non-routine expenses and, with respect to the Low Duration Bond Fund, excluding any short sale dividend and interest expenses) do not exceed 1.40%, 1.40%, 1.25%, 1.40% and 0.40%, respectively, of each Fund’s average daily net assets. The Advisor has entered into contractual agreements to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2014 for the Core Bond and Core Plus Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, non-routine expenses, Rule 12b-1 fees, shareholder servicing fees, and short sale dividend and interest expenses) do not exceed 0.40% of each Fund’s average daily net assets. The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2014 for the Unconstrained Bond Fund to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) do not exceed 0.50% for Institutional Class shares and 0.80% for Class Y shares of the Fund’s average daily net assets. After their expiration date, the Trust’s Board and the Advisor may agree to continue, modify or terminate the expense limitation arrangements.

Under the expense limitation agreements described above, the Advisor retains the right to seek reimbursement from each of the Emerging Markets, Global Equity, Equity Opportunity, Mid Cap, Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed during the three years following the end of the fiscal year in which the Advisor waived fees or assumed expenses for the Fund.

The following table presents fee and/or expense waivers eligible for reimbursement to the Advisor as well as reimbursement (waiver) activity as of June 30, 2014:

	Emerging	Global	Equity	Low Duration	Core	Core Plus	Unconstrained
(in thousands)	Markets	Equity	Opportunity	Bond	Bond	Bond	Bond

Eligible for Reimbursement:
6/30/12	$—	$(198)	$ N/A	$—	$(381)	$(651)	$(98)
6/30/13	(132)	(200)	N/A	(179)	(555)	(952)	(562)
6/30/14	(226)	(195)	(69)	(258)	(512)	(914)	(5,742)

Total Eligible for Reimbursement	$(358)	$(593)	$(69)	$(437)	$(1,448)	$(2,517)	$(6,402)

The advisor reimbursed the International Fund (in thousands) $10 for a loss from an investment trading error. This amount is reported on the Fund’s Statement of Operations under the caption “Net increase from payments by affiliates.” These reimbursements had no impact to the Fund’s performance.

76	SCOUT FUNDS ANNUAL REPORT

(b)	Administrative Fees — The Trust, on behalf of the Funds, has entered into an Administrative Services Agreement with the Advisor for administrative services the Advisor provides to the Funds. Each of the Funds were subject to a fee at the annual rate of 0.05% of a Fund’s average daily net assets for the period from July 1, 2013 through June 30, 2014.

(c)	Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement (the “Agreement”) with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2013 through June 30, 2014:

International, Emerging Markets and Global Equity — 0.120% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of average daily net assets over $750 million.

Equity Opportunity, Mid Cap and Small Cap — 0.100% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of average daily net assets over $750 million.

Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond — For the period July 1, 2013 through September 30, 2013, fees were 0.050% of average daily net assets. For the period October 1, 2013 through June 30, 2014, fees were 0.050% of the first $1.25 billion of average daily net assets and 0.030% of average daily net assets over $1.25 billion.

In addition to the asset based fee, the Core Bond, Core Plus Bond and Unconstrained Bond Funds pay a monthly multi-class fee in the amount of $1,500 per class.

(d)	Redemption Fees — Effective June 30, 2014, shareholders of the Emerging Markets Fund will be charged a 2% redemption fee for shares redeemed or exchanged within 60 days of purchase. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Advisor.

(e)	Transfer Agent Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

(f)	Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

(g)	Director Fees — Certain of the Trustees and Officers of the Trust are Trustees and Officers of one or more of the above affiliates. Each Trustee, other than those affiliated with the Advisor, will receive an annual retainer of $66,000, plus reimbursement of related expenses. In addition, the independent chair will receive an annual retainer of $26,000, the audit committee chair will receive an annual retainer of $8,500 and each other committee chair will receive an annual retainer of $6,000. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

(h)	Related Party Transactions — The Funds may invest in the UMB Money Market Fiduciary, which acts as a bank deposit that provides interest income for short-term investment purposes. This investment vehicle is not publicly traded on open markets. UMB Bank, n.a. is an affiliate of the Advisor.

3.	DISTRIBUTION PLAN, SHAREHOLDER SERVICING PLAN AND SUB-TRANSFER AGENT FEES

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act on behalf of the Class Y shares of the Core Bond, Core Plus Bond and Unconstrained Bond Funds (the “12b-1 Plans”). Pursuant to the 12b-1 Plans, each Fund pays a monthly fee of 0.25% per annum of the average daily net assets of each such Fund’s respective Class Y shares to the Distributor, various brokers, dealers or other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. For the year ended June 30, 2014, the Core Bond, Core Plus Bond and Unconstrained Bond Funds incurred (in thousands) $9, $182 and $1,075, respectively, under the 12b-1 Plans.

The Trust has adopted a shareholder servicing plan on behalf of the Class Y shares of the Core Bond and Core Plus Bond Funds (the “Shareholder Servicing Plan”). Pursuant to the Shareholder Servicing Plan, each Fund pays a fee, as directed by the Advisor, of up to 0.15% on an annual basis of the average daily net asset value of the Class Y shares of a Fund to the various brokers, dealers and other financial intermediaries who provide certain shareholder services to shareholders of the Funds, including establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping and administrative services. For the year ended June 30, 2014, the Core Bond and Core Plus Bond Funds incurred (in thousands) $5 and $97, respectively, under the Shareholder Servicing Plan.

Shares of the Scout Funds serviced through financial intermediaries are subject to asset-based fees payable for recordkeeping and shareholder services provided by those intermediaries. The Funds are authorized to pay an annual fee of up to 0.15% or 0.10%, depending on the share class and account type. With respect to the Class Y shares of the Core Bond and Core Plus Bond Funds, the payment for these fees is made through the Shareholder Servicing Plan, as described above. These fees are included within the “Transfer agent and related service fees and expenses” line items in the Statements of Assets and Liabilities and Statements of Operations.

(Continued on next page)

JUNE 30, 2014	77

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

4. INVESTMENT TRANSACTIONS

The aggregate amount of security transactions during the year or period ended June 30, 2014, excluding short-term investments, were as follows:

	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities

International:
Purchases	$1,119,633	$—
Sales	2,672,607	—
Emerging Markets:
Purchases	7,570	—
Sales	7,609	—
Global Equity:
Purchases	6,520	—
Sales	6,233	—
Equity Opportunity:*
Purchases	6,520	—
Sales	797	—
Mid Cap:
Purchases	3,227,772	—
Sales	2,760,816	—
Small Cap:
Purchases	44,847	—
Sales	82,569	—
Low Duration Bond:
Purchases	31,253	40,303
Sales/Maturity proceeds	39,377	38,997
Core Bond:
Purchases	24,894	1,362,588
Sales/Maturity proceeds	69,031	1,361,409
Core Plus Bond:
Purchases	55,850	3,165,381
Sales/Maturity proceeds	133,565	3,036,548
Unconstrained Bond:
Purchases	698,854	6,934,227
Sales/Maturity proceeds	156,353	5,629,881

*Commenced operations on March 28, 2014.

5. FEDERAL TAX INFORMATION

At June 30. 2014, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

		Emerging		Equity
(in thousands)	International	Markets	Global Equity	Opportunity	Mid Cap
Unrealized appreciation	$2,772,873	$1,652	$1,892	$529	$366,628
Unrealized depreciation	(93,696)	(320)	(96)	(57)	(35,222)

Net unrealized appreciation	$2,679,177	$1,332	$1,796	$472	$331,406

Cost of securities on a tax basis	$5,882,166	$10,947	$6,587	$5,799	$2,202,041

		Low Duration	Core	Core Plus	Unconstrained
(in thousands)	Small Cap	Bond	Bond	Bond	Bond
Unrealized appreciation	$100,107	$114	$2,036	$7,716	$10,568
Unrealized depreciation	(11,900)	(57)	(313)	(650)	(1,000)

Net unrealized appreciation	$88,207	$57	$1,723	$7,066	$9,568

Cost of securities on a tax basis	$161,836	$26,596	$212,980	$520,836	$2,329,931

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

78	SCOUT FUNDS ANNUAL REPORT

The tax character of distributions paid during the years or periods ended June 30, 2014 and 2013 were as follows:

			Emerging				Equity
	International		Markets		Global Equity		Opportunity	Mid Cap
	Year	Year	Year	Period	Year	Year	Period	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2014	2013	2014	2013	2014	2013	2014	2014	2013
Distributions paid from:
Ordinary income	$118,827	$172,491	$249	$25	$45	$40	$—	$45,721	$23,287
Net long-term capital gains	—	—	40	—	1	—	—	63,984	5,979
Total distributions paid	$118,827	$172,491	$289	$25	$46	$40	$—	$109,705	$29,266

			Low Duration						Unconstrained
	Small Cap		Bond		Core Bond		Core Plus Bond		Bond
	Year	Year	Year	Period	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$—	$791	$581	$210	$3,430	$6,671	$7,010	$28,539	$12,140	$5,150
Net long-term capital gains	—	—	—	—	883	117	2,071	1,811	3,545	201
Total distributions paid	$—	$791	$581	$210	$4,313	$6,788	$9,081	$30,350	$15,685	$5,351

As of June 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Emerging		Equity
(in thousands)	International	Markets	Global Equity	Opportunity	Mid Cap
Undistributed ordinary income	$10,645	$68	$—	$78	$69,671
Undistributed long-term capital gains	60,359	377	152	—	193,291
Tax accumulated earnings	71,004	445	152	78	262,962
Accumulated capital and other losses	(28,066)	—	—	—	—
Unrealized appreciation on investments	2,679,177	1,332	1,796	472	331,406
Unrealized appreciation (depreciation) on foreign currency	535	(10)	—	—	—
Total accumulated earnings (deficit)	$2,722,650	$1,767	$1,948	$550	$594,368

		Low
		Duration		Core	Unconstrained
(in thousands)	Small Cap	Bond	Core Bond	Plus Bond	Bond
Undistributed ordinary income	$—	$—	$—	$80	$946
Undistributed long-term capital gains	—	79	—	425	7
Tax accumulated earnings	—	79	—	505	953
Accumulated capital and other losses	(10,713)	—	(2,025)	—	(36,015)
Unrealized appreciation on investments	88,207	57	1,723	7,066	9,568
Unrealized appreciation (depreciation) on foreign currency	—	—	—	—	—
Total accumulated earnings (deficit)	$77,494	$136	$(302)	$7,571	$(25,494)

(Continued on next page)

JUNE 30, 2014	79

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

6. OTHER DERIVATIVE INFORMATION

At June 30, 2014, the Funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
	Risk Exposure Category	and Liabilities Location	Amount	and Liabilities Location	Amount
Core Plus Bond (in thousands)	Interest rate contracts		$—	Variation margin	$16
	Credit contracts	Premiums paid on open swap contracts	484		—
		Unrealized appreciation on open swap contracts	134		—
	Total		$618		$16

Unconstrained Bond (in thousands)	Foreign exchange contracts		$—	Unrealized depreciation on open	$408
				forward contracts
	Interest rate contracts		—	Variation margin	1,915
	Credit contracts	Premiums paid on open swap contracts	1,867		—
		Unrealized appreciation on open swap contracts	562		—
	Total		$2,429		$2,323

For the year ended June 30, 2014, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

				Net Increase (Decrease)
			Net Realized	in Unrealized
			Gain(Loss) on	Appreciation/
			Derivatives	Depreciation on
			Recognized	Derivatives Recognized
	Risk Exposure Category	Derivative Instrument	in Income	in Income
Core Bond (in thousands)	Credit contracts	Swap contracts	$24	$(19)
	Total		$24	$(19)

Core Plus Bond (in thousands)	Foreign exchange contracts	Forward contracts	$(531)	$—
	Interest rate contracts	Futures contracts	(875)	90
	Credit contracts	Swap contracts	68	100
	Total		$(1,338)	$190

Unconstrained Bond (in thousands)	Foreign exchange contracts	Forward contracts	$(1,178)	$(171)
	Interest rate contracts	Futures contracts	(42,508)	1,346
	Credit contracts	Swap contracts	4,903	446
	Total		$(38,783)	$1,621

See Note 1(b) regarding derivative financial instruments.

80	SCOUT FUNDS ANNUAL REPORT

7. DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

Financial Accounting Standards Board Accounting Standards Update 2011-11, Disclosures about Offsetting Assets and Liabilities requires an entity that has financial instruments that are either 1) offset or 2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

The Fund’s Statements of Assets and Liabilities presents derivative instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statements of Assets and Liabilities to present below. Gross amounts recognized in the Statement of Assets and Liabilities, amounts related to financial instruments/ cash collateral not offset in the Statements of Assets and Liabilities and net amounts are presented below:

Unconstrained Bond (in thousands)

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts Recognized in	Financial
	Statement of Assets and Liabilities	Instruments Pledged	Cash Collateral Pledged	Net Amount Payable
Unrealized depreciation on open forward contracts – liability payable	$408	$—	$(360)	$48

8. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements disclosures.

9. SUBSEQUENT EVENTS

Management has evaluated the Funds’ related events and transactions that occurred after year end through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during that period that materially impacted the amounts or disclosures in the Funds’ financial statements.

(Continued on next page)

JUNE 30, 2014	81

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2014

To the Shareholders and Board of Trustees of Scout Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Scout Funds (the “Funds”) comprising Scout International Fund, Scout Emerging Markets Fund, Scout Global Equity Fund, Scout Equity Opportunity Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout Low Duration Bond Fund, Scout Core Bond Fund, Scout Core Plus Bond Fund, and Scout Unconstrained Bond Fund as of June 30, 2014, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Scout Core Plus Bond Fund for the year ended June 30, 2010 were audited by other auditors, whose report, dated August 30, 2010, expressed an unqualified opinion on those financial highlights. The financial highlights of Scout Core Bond Fund for the year ended June 30, 2010, before the effects of the adjustments to retrospectively adjust the financial highlights to give effect to the reorganization as discussed in footnote (a) to the financial highlights, were audited by other auditors, whose report, dated August 30, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Scout Funds as of June 30, 2014, the results of their operations, changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the adjustments to the financial highlights of Scout Core Bond Fund for the year ended June 30, 2010, to retrospectively adjust the financial highlights to give effect to the reorganization as discussed in footnote (a) to the financial highlights. Our procedures included recalculating the financial highlights using the conversion factor discussed in footnote (a) to the financial highlights. In our opinion, such retrospective adjustments are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the financial statements and financial highlights of the Scout Core Bond Fund for the year ended June 30, 2010, other than with respect to the retrospective adjustments described herein and, accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of Scout Core Bond Fund for the year ended June 30, 2010.

Kansas City, Missouri

August 28, 2014

82	SCOUT FUNDS ANNUAL REPORT

EXPENSE EXAMPLES

June 30, 2014 (Unaudited)

As a shareholder of the Scout Funds, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the Emerging Markets Fund will be charged a 2.00% redemption fee for shares redeemed or exchanged within 60 days of purchase. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The first line of the following table under each Fund’s name titled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name titled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the redemption fee charged in certain circumstances for the Emerging Markets Fund. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	1/1/14-
Fund	1/1/14	6/30/14	Ratio	6/30/14*

International:
Actual	$1,000.00	$1,025.20	1.0141%	$5.09
Hypothetical	1,000.00	1,019.97	1.0141	5.08
Emerging Markets:
Actual	1,000.00	1,066.30	1.3995	7.17
Hypothetical	1,000.00	1,018.06	1.3995	7.00
Global Equity:
Actual	1,000.00	1,057.40	1.4003	7.14
Hypothetical	1,000.00	1,018.06	1.4003	7.01
Equity Opportunity:
Actual**	1,000.00	1,097.00	1.2496	3.30
Hypothetical	1,000.00	1,021.64	1.2496	6.26
Mid Cap:
Actual	1,000.00	1,055.00	1.0223	5.21
Hypothetical	1,000.00	1,019.93	1.0223	5.12
Small Cap:
Actual	1,000.00	1,024.30	1.1295	5.67
Hypothetical	1,000.00	1,019.40	1.1295	5.66
Low Duration Bond:
Actual	1,000.00	1,008.80	0.4014	2.00
Hypothetical	1,000.00	1,023.01	0.4014	2.01
Core Bond - Institutional Class:
Actual	1,000.00	1,018.90	0.3999	2.00
Hypothetical	1,000.00	1,023.02	0.3999	2.01
Core Bond - Class Y:
Actual	1,000.00	1,016.90	0.7835	3.92
Hypothetical	1,000.00	1,021.12	0.7835	3.93
Core Plus Bond - Institutional Class:
Actual	1,000.00	1,017.20	0.3999	2.00
Hypothetical	1,000.00	1,023.02	0.3999	2.01
Core Plus Bond - Class Y:
Actual	1,000.00	1,015.30	0.7737	3.87
Hypothetical	1,000.00	1,021.16	0.7737	3.88
Unconstrained Bond - Institutional Class:
Actual	1,000.00	985.30	0.4999	2.46
Hypothetical	1,000.00	1,022.52	0.4999	2.51
Unconstrained Bond - Class Y:
Actual	1,000.00	984.10	0.7900	3.89
Hypothetical	1,000.00	1,021.08	0.7900	3.96

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the six month period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the six month period).

**	The Equity Opportunity Fund’s expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the since inception period, multiplied by the number of days in the since inception period 92/365 (to reflect the since inception period).

JUNE 30, 2014	83

OTHER INFORMATION

June 30, 2014 (Unaudited)

Approval of Investment Advisory Agreement

In February 2014, the Scout Funds Board of Trustees renewed the Investment Advisory Agreement with Scout Investments, Inc. (the “Advisor”) for the Scout International Fund, Scout Emerging Markets Fund, Scout Global Equity Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout Low Duration Bond Fund, Scout Core Bond Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund (the “Existing Funds”). In addition, the Board approved the Investment Advisory Agreement with the Advisor for the Scout Equity Opportunity Fund (the “New Fund” and, together with the Existing Funds, the “Funds”). After evaluating the services provided by the Advisor (or to be provided in the case of the New Fund), and reviewing the performance and operations of the Existing Funds, the Trustees, including the independent Trustees, concluded that it was in the best interests of the Funds and their shareholders to continue the agreement with respect to the Existing Funds for an additional year and to approve the agreement with respect to the New Fund for an initial term ending March 31, 2015.

As part of their review, the independent Trustees requested and reviewed information regarding the advisory services performed (or to be performed in the case of the New Fund), the nature and qualifications of the Advisor’s portfolio management and investment staff, the Existing Funds’ comparative investment performance, related services provided (or to be provided in the case of the New Fund) by the Advisor, and other contributions by the Advisor, including distribution and marketing support provided by the Advisor. The information with respect to the Existing Funds included a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Advisor, including information comparing each Fund’s performance against an appropriate benchmark, as well as against the performance of an appropriate peer group. The Trustees discussed the factors that had affected the performance of the Existing Funds. In addition, the Trustees reviewed information relating to benefits to the Advisor, including the hiring of affiliates of the Advisor, that might result from the Advisor’s relationship with each Fund.

With regard to advisory services, staffing and performance, the Trustees considered information specifically provided in connection with the proposed renewal and approval, as well as information gathered at quarterly Board meetings throughout the year. The Trustees regularly met with the Advisor’s senior management team, as well as the senior investment professionals responsible for managing each Existing Fund. The Trustees were satisfied with the quality and performance of the investment professionals serving each Existing Fund (and, in the case of the New Fund, the investment professionals that would be servicing the Fund), as well as the investment and other resources available from the Advisor, and considered the performance of each Existing Fund to be sufficient to support the decision to renew the agreement.

The Trustees also reviewed the investment advisory fees payable to the Advisor under the agreement, as well as overall expense levels of the Funds and expense limitation commitments by the Advisor. In this regard, the Trustees reviewed the report prepared by the Board’s independent consultant with respect to the Existing Funds and independent third party information with respect to the New Fund, which included information comparing advisory fees and overall fund expense levels with other mutual funds in each Fund’s peer group, and also reviewed fees charged by the Advisor to non-mutual fund clients for similar advisory strategies (if any). The Funds’ advisory fees and net expense ratios were in most cases lower and in some cases comparable to the average charged by peer funds. The Trustees discussed the differences in the advisory fees paid by the Funds and the fees paid by the non-mutual fund clients of the Advisor, noting the greater level of service provided to the Funds. The Trustees considered the Advisor’s profitability with respect to each Fund, including information regarding year-to-year changes in the Advisor’s profitability, in order to evaluate whether the Funds were experiencing economies of scale. The Board compared the breakpoints in the advisory fees for the Funds, where they existed, with breakpoints for peer funds within similar asset categories. The Trustees considered the proposed addition of an advisory fee breakpoint for the Scout Unconstrained Bond Fund whereby the Fund would pay the Advisor an advisory fee at the annual rate of 0.55% on the Fund’s average daily net assets over $3 billion. The Trustees concluded that the Funds’ fee and breakpoint structures and overall blended advisory fees were reasonable and that further breakpoints were not warranted at this time. The Board also reviewed the distribution and marketing support provided (or to be provided in the case of the New Fund) by the Advisor and the demonstrated financial strength of the Advisor and its parent organization, UMB Financial Corp.

While no single factor was determinative to the Trustees’ decision, based upon their review, the Trustees determined that the advisory fees proposed to be payable by each Fund to the Advisor were fair and reasonable in view of the nature and quality of services provided to the Funds, as well as the costs incurred and benefits gained by the Advisor in providing such services, and determined to renew the agreement with respect to the Existing Funds and approve the agreement with respect to the New Fund.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International and Emerging Markets Funds designate (in thousands): $233,753 and $257 of income derived from foreign sources and $17,926 and $21 of foreign taxes paid, respectively, for the year ended June 30, 2014.

Of the ordinary income (including short-term capital gains) distributions made by the International and Emerging Markets Funds during the year ended June 30, 2014, the proportionate share of income derived from foreign sources attributable to one share of stock, or amounts determined to be necessary, are $1.0301 and $0.2326 and the proportionate share of foreign taxes paid attributable to one share of stock are $0.0790 and $0.0188, respectively.

Qualified Dividend Income

For the year ended June 30, 2014, 100%, 62.84%, 100% and 23.20% of the dividends paid from net investment income, including short-term capital gains (if any), for the International, Emerging Markets, Global Equity and Mid Cap Funds are designated as qualified dividend income.

Corporate Dividends Received Deduction

Dividends paid by the International, Emerging Markets, Global Equity and Mid Cap Funds during the fiscal year ended June 30, 2014, which are not designated as capital gain distributions, should be multiplied by 2.57%, 3.34%, 100% and 21.40%, respectively, to arrive at the net amount eligible for the corporate dividend received deduction.

Capital Gain Designation

For Federal income tax purposes, the Emerging Markets, Global Equity, Mid Cap, Core Bond, Core Plus Bond and Unconstrained Bond Funds designate (in thousands) long-term capital gain dividends of $40, $1, $63,984, $883, $2,071 and $3,545, respectively, for the year ended June 30, 2014.

84	SCOUT FUNDS ANNUAL REPORT

TRUSTEES AND OFFICERS

June 30, 2014 (Unaudited)

Independent Trustees

				Number of
				Portfolios	Other
				in Fund	Directorships
				Complex	Held by Trustee
	Positions			Overseen	During Past
Name, Address and Birthdate	Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	by Trustee	5 Years

Andrea F. Bielsker c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/16/58	Trustee Chair	Indefinite; until successor elected. Served as a Trustee since 2005.	Principal, AFB Consulting, from 2008 to 2012; Chief Financial Officer, Brooke Credit Corporation, from 2007 to May 2008; Vice President, Liberty Power Corp., 2007; Senior Vice President, Finance, Chief Financial Officer and Treasurer, Great Plains Energy Company from 2002 to 2005.	10	None

Charlotte T. Petersen c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 07/28/60	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Chief Investment Officer/Consulting Investment Officer, Alexander Capital/CoBiz Investment Management, from 2006 to 2010; Portfolio Manager and Partner, Denver Investment Advisors, from 1993 to 2002; Investment Analyst and Assistant Vice President, United Capital Management, from 1986 to 1993.	10	None

Allen R. Strain c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 05/12/52	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Vice President and Chief Financial Officer (January 2012 to present) and Director (from 2010 to 2011), Ewing Marion Kauffman Foundation; Teaching Professor, University of Missouri-Kansas City Bloch School of Business, from 2009 to 2010; Managing Director (from 2004 to 2008) and Senior Vice President (from 2000 to 2008), State Street - Kansas City (securities processing/custody).	10	None

Interested Trustee

Andrew J. Iseman* c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/09/64	Trustee; President	Indefinite; until successor elected. Served as a Trustee since April 2013. Served as President since November 2010.	Chief Executive Officer, Scout Investments, Inc., since August 2010; Chief Operating Officer, RK Capital Management, February 2009 to 2010; Executive Vice President & Chief Operating Officer, Janus Capital Group, from February 2007 to April 2008; President & Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series, from February 2007 to April 2008; Senior Vice President of Operations, INTECH, from May 2005 to February 2007; Vice President of Investment Operations, Janus Capital Group, from January 2003 to May 2005.	10	None

Total compensation for the independent trustees totaled $310,500 for the year ended June 30, 2014.

Effective May 30, 2014, Stephen F. Rose has retired as a trustee and the Independent Chair of the Board of Trustees.

The Scout Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling toll-free 800-996-2862.

*Andrew J. Iseman is an “interested person” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act due to his position as Chief Executive Officer of the Funds’ Advisor.

(Continued on next page)

JUNE 30, 2014	85

TRUSTEES AND OFFICERS (Continued)

June 30, 2014 (Unaudited)

Executive Officers

The Officers of the Trust not named above are:

Positions
Name, Address and Birthdate	Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

James L. Moffett c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 03/27/41	Chief International Officer	Indefinite, until successor elected. Served as Chief International Officer since 2011.	Executive Vice President and Chief International Strategist, Scout Investments, Inc., since 2009; Co-Lead Portfolio Manager, Scout International Fund and Scout Global Equity Fund; Chairman, Scout Investments, Inc. and Executive Vice President, UMB Bank n.a., from 2001 to 2009.

Scott A. Betz c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 12/16/77	Treasurer	Indefinite, until successor elected. Served as Treasurer since May 2011.	Senior Vice President (since 2009), Chief Administrative Officer (since 2005) and Treasurer (since February 2011), Scout Investments, Inc.

Jessica A. Schubel c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 09/11/78	Secretary	Indefinite, until successor elected. Served as Secretary since May 2012.	Compliance Officer, Scout Investments, Inc., since March 2011; Fund Administrator (from 2007 to 2011) and Senior Portfolio Administrator (from 2004 to 2007), State Street.

Benjamin D. Wiesenfeld, Esq. c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 12/28/77	Chief Compliance Officer	Indefinite, until successor elected. Chief Compliance Officer since February 2011.	Chief Compliance Officer and Chief Legal Counsel, Scout Investments, Inc., since 2009; Chief Compliance Officer and Staff Attorney, Thornburg Investment Management, Inc., from 2006 to 2009.

86	SCOUT FUNDS ANNUAL REPORT

GLOSSARY OF INVESTMENT TERMS

EQUITY FUNDS

Alpha is the measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta is a measure of the funds sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market.

Downside Capture is a statistical measure of an investment manager’s overall performance in down-markets. The downside capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has dropped.

EPS (earnings per share) is a rough measurement of the amount of a company’s profit that can be allocated to one share of its stock.

EPS Growth (Hist 5 Yr) is a measure of the annualized growth rate of net-income-per share over the trailing 5 years for the stocks currently held by the fund.

Market Cap is the total dollar market value of all of a company’s outstanding shares.

Price/Book Ratio is used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

R-squared reflects the percentage of a fund’s movement explained by movements in its benchmark.

Return On Equity amount of net income returned as a percentage of shareholders equity.

Sharpe Ratio uses a fund’s standard deviation and its excess return (the difference between the fund’s return and risk-free return of 90-day Treasury Bills) to determine reward per unit of risk.

Standard Deviation is a calculation used to measure variability of a portfolio’s performance.

Turnover Ratio is the percentage of a mutual fund’s holdings that have been “turned over” or replaced with other holdings in a given year.

Upside Capture is a statistical measure of an investment manager’s overall performance in up-markets. The upside capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has risen.

12-Month Historical P/E ratio is the ratio of a stocks’ latest closing price to its per share earnings over the last 12 months.

BOND FUNDS

Average Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price.

Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.

30-Day SEC Yield is an annualized yield based on the most recent trailing 30 day period. This hypothetical income will differ (at times, significantly) from the fund's actual experience; as a result, income distributions from the fund may be higher or lower than implied by the SEC yield.

JUNE 30, 2014	87

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PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout International Fund, the Scout Emerging Markets Fund, the Scout Global Equity Fund, the Scout Equity Opportunity Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Scout Low Duration Bond Fund, the Scout Core Bond Fund, the Scout Core Plus Bond Fund, and the Scout Unconstrained Bond Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corporation.

SCOUT INVESTMENTS
International & Global Funds
Scout International Fund (UMBWX)
Scout Emerging Markets Fund (SEMFX)
Scout Global Equity Fund (SCGLX)
Domestic Equity Funds
Scout Equity Opportunity Fund (SEOFX)
Scout Mid Cap Fund (UMBMX)
Scout Small Cap Fund (UMBHX)
Fixed Income Funds
Scout Low Duration Bond Fund (SCLDX)
Scout Core Bond Fund
Institutional Class (SCCIX)
Class Y (SCCYX)
Scout Core Plus Bond Fund
Institutional Class (SCPZX)
Class Y (SCPYX)
Scout Unconstrained Bond Fund
Institutional Class (SUBFX)
Class Y (SUBYX)

INVESTMENT ADVISOR
Scout Investments, Inc.
Kansas City, Missouri

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Kansas City, Missouri

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a.	P.O. Box 1241, Milwaukee, WI 53201-1241 1-800-996-2862 scoutfunds@scoutinv.com scoutinv.com SCOUT, SCOUT INVESTMENTS, the Scout design, and the Ribbon design – Reg. U.S. Tm. Off.
Kansas City, Missouri

DISTRIBUTOR
UMB Distribution Services, LLC
Milwaukee, Wisconsin

TRANSFER AGENT
UMB Fund Services, Inc. Milwaukee, Wisconsin

Item 2.  Code of Ethics

The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code.

Item 3. Audit Committee Financial Expert

The Registrant’s board has determined that Ms. Andrea Bielsker and Mr. Allen Strain possess the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated Ms. Bielsker and Mr. Strain as “audit committee financial experts.” Ms. Bielsker and Mr. Strain are independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees for Registrant.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with the statutory and regulatory filings and engagements for the last two fiscal years are as follows:

Fiscal year ended June 30, 2014             $ 190,700

Fiscal year ended June 30, 2013             $ 166,000

(b) Audit-Related Fees for Registrant.

The aggregate fees billed in each of the last two fiscal years for custody audits and services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

Fiscal year ended June 30, 2014            $ 45,000

Fiscal year ended June 30, 2013            $ 46,900

(c) Tax Fees for Registrant.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax review of Registrant’s tax returns are as follows:

Fiscal year ended June 30, 2014            $ 42,300

Fiscal year ended June 30, 2013            $ 45,500

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended June 30, 2014             $ 0

Fiscal year ended June 30, 2013             $ 0

(e)

(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable.
(c)	Not applicable.
(d)	Not applicable.

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) Non-Audit Fees Billed for Registrant

None.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR/A.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics as required by Item 2. Filed as an attachment to this filing.

(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Scout Funds

/s/ Andrew J. Iseman

Andrew J. Iseman

Principal Executive Officer

February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew J. Iseman

Andrew J. Iseman

Principal Executive Officer

February 25, 2015

/s/ Scott A. Betz

Scott A. Betz

Principal Financial Officer

February 25, 2015